As filed with the Securities and Exchange Commission
                                    on October 27, 1995


                                         Securities Act Registration No. 2-72097
                                Investment Company Act Registration No. 811-3175
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

                          Pre-Effective Amendment No.                        [ ]


                        Post-Effective Amendment No. 21                      [X]


                                     and/or

                        REGISTRATION STATEMENT UNDER THE

                         INVESTMENT COMPANY ACT OF 1940                      [X]


                                Amendment No. 22                             [X]


                        (Check appropriate box or boxes)



                         PRUDENTIAL UTILITY FUND, INC.


               (Exact name of registrant as specified in charter)

                               ONE SEAPORT PLAZA,

                            NEW YORK, NEW YORK 10292

              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 214-1250

                               S. Jane Rose, Esq.

                               One Seaport Plaza

                            New York, New York 10292

                    (Name and Address of Agent for Service)

                 Approximate date of proposed public offering:

                   As soon as practicable after the effective

                      date of the Registration Statement.

             It is proposed that this filing will become effective

                            (check appropriate box):




[ ] immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[x] on January 2, 1996 pursuant to paragraph (a)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485
    If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment


   Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has previously registered an indefinite number of shares of its Common Stock, par value $.01 per share. The Registrant filed a notice under such Rule for its fiscal year ended December 31, 1994 on or about February 28, 1995.




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--------------------------------------------------------------------------------

                              CROSS REFERENCE SHEET
                            (as required by Rule 495)

N-1A Item No.                                                                   Location
-------------                                                                   --------

Part A

Item  1. Cover Page                                                             Cover Page

Item  2. Synopsis                                                               Fund Expenses; Fund Highlights

Item  3. Condensed Financial Information                                        Fund Expenses; Selected Per Share
                                                                                Data and Ratios; How the Fund
                                                                                Calculates Performance

Item  4. General Description of Registrant                                      Cover Page; Fund Highlights; How the
                                                                                Fund Invests; General Information

Item  5. Management of the Fund                                                 Selected Per Share Data and Ratios;
                                                                                How the Fund is Managed

Item  6. Capital Stock and Other Securities                                     Taxes, Dividends and Distributions;
                                                                                General Information

Item  7. Purchase of Securities Being Offered                                   Shareholder Guide; How the Fund
                                                                                Values its Shares

Item  8. Redemption or Repurchase                                               Shareholder Guide; How the Fund
                                                                                Values its Shares; General Information

Item  9. Pending Legal Proceedings                                              How the Fund is Managed

Part B

Item 10. Cover Page                                                             Cover Page

Item 11. Table of Contents                                                      Table of Contents

Item 12. General Information and History                                        General Information

Item 13. Investment Objectives and Policies                                     Investment Objective and Policies;
                                                                                Investment Restrictions

Item 14. Management of the Fund                                                 Directors and Officers; Manager;
                                                                                Distributor

Item 15. Control Persons and Principal Holders of Securities                    Not Applicable


Item 16. Investment Advisory and Other Services                                 Manager; Distributor; Custodian and
                                                                                Transfer and Dividend Disbursing
                                                                                Agent and Independent Accountants


Item 17. Brokerage Allocation and Other Practices                               Portfolio Transactions and Brokerage

Item 18. Capital Stock and Other Securities                                     Not Applicable

Item 19. Purchase, Redemption and Pricing of Securities Being Offered           Purchase and Redemption of Fund
                                                                                Shares; Shareholder Investment
                                                                                Account; Net Asset Value

Item 20. Tax Status                                                             Taxes

Item 21. Underwriters                                                           Distributor

Item 22. Calculation of Performance Data                                        Performance Information

Item 23. Financial Statements                                                   Financial Statements

Part C

Information required to be included in Part C is set forth under the appropriate
Item,  so  numbered,  in  Part  C  to  this  Post-Effective   Amendment  to  the
Registration Statement.

Prudential Utility Fund, Inc.
       CLASS Z SHARES


--------------------------------------------------------------------------------


Prospectus dated January 2, 1996


--------------------------------------------------------------------------------




Prudential Utility Fund, Inc. (the Fund) is an open-end, diversified management investment company. Its investment objective is to seek high current income and moderate capital appreciation through investment in equity and debt securities of utility companies. Utility companies include electric, gas, gas pipeline, telephone, telecommunications, water and cable companies. In normal circumstances, the Fund intends to invest at least 80% of its assets in such securities. The Fund may also purchase and sell certain derivatives, including options on equity securities and stock index options, futures contracts and options thereon, forward foreign currency exchange contracts, and options on foreign currencies pursuant to limits described herein. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is One Seaport Plaza, New York , New York 10292, and its telephone number is (800) 225-1852.

Class Z shares are offered exclusively for sale to the Trustee of the Prudential Securities 401(k) Plan, a defined contribution plan sponsored by Prudential Securities Incorporated (the PSI 401(k) Plan or the Plan). Only Class Z shares are offered through this Prospectus. The Fund also offers Class A, Class B and Class C shares through the attached Prospectus dated March 1, 1995 (the Retail Class Prospectus), which is a part hereof.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated March 1, 1995, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.

--------------------------------------------------------------------------------

Investors are advised to read this Prospectus and retain it for future reference.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

________________________________________________________________________________

                                  FUND EXPENSES
________________________________________________________________________________
--------------------------------------------------------------------------------


Shareholder Transaction Expenses                                                Class Z Shares
  Maximum Sales Load Imposed on Purchases (as a percentage of                   --------------
    offering price) .............................................................    None
  Maximum Sales Load or Deferred Sales Load Imposed on
    Reinvested Dividends ........................................................    None
  Deferred Sales Load (as a percentage of original purchase
    price or redemption proceeds, whichever is lower) ...........................    None
  Redemption Fees ...............................................................    None
  Exchange Fee ..................................................................    None


Annual Fund Operating Expenses                                                  Class Z Shares*
(as a percentage of average net assets)                                         --------------
  Management Fees ...............................................................    .40%
  12b-1 Fees ....................................................................    None
  Other Expenses ................................................................    .23%
  Total Fund Operating Expenses .................................................    .63%


Example                                                                   1 year   3 years   5 years    10 years
                                                                          ------   -------   -------    --------

You would pay the following expenses on a $1,000 investment, assuming
  (1) 5% annual return and (2) redemption at the end of each time period:
    Class Z* ............................................................   $6        $20       $35        $79


The above example is based on expenses expected to have been incurred if Class Z shares had been in existence throughout the fiscal year ended December 31, 1994.
The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in Class Z shares of the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed". "Other Expenses" includes operating expenses of the Fund, such as directors' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

---------------
*Estimated based on expenses expected to have been incurred if Class Z shares had been in existence throughout the fiscal year ended December 31, 1994.

--------------------------------------------------------------------------------

THE FOLLOWING INFORMATION SUPPLEMENTS "HOW THE FUND IS MANAGED-DISTRIBUTOR" IN THE RETAIL CLASS PROSPECTUS:

    Prudential Securities serves as the Distributor of Class Z shares and incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed by or paid for by the Fund.

THE FOLLOWING INFORMATION SUPPLEMENTS "HOW THE FUND VALUES ITS SHARES" IN THE RETAIL CLASS PROSPECTUS:

    The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution-related expense accrual differential among the classes.

THE    FOLLOWING     INFORMATION     SUPPLEMENTS    "TAXES,     DIVIDENDS    AND
DISTRIBUTIONS-TAXATION OF SHAREHOLDERS" IN THE RETAIL CLASS PROSPECTUS:

    As a qualified plan, the PSI 401(k) Plan generally pays no federal income tax. Individual participants in the Plan should consult Plan documents and their own tax advisers for information on the tax consequences associated with participating in the PSI 401(k) Plan.

    The per share dividends on Class Z shares will generally be higher than the per share dividends on Class A, Class B or Class C shares as a result of the fact that Class Z shares are not subject to any distribution or service fee.

THE FOLLOWING INFORMATION REPLACES THE INFORMATION UNDER "SHAREHOLDER GUIDE-HOW TO BUY SHARES OF THE FUND" AND "SHAREHOLDER GUIDE-HOW TO SELL YOUR SHARES" IN THE RETAIL CLASS PROSPECTUS:

    Class Z shares of the Fund are offered exclusively for sale to the Trustee of the PSI 401(k) Plan. Such shares may be purchased or redeemed only by the Plan on behalf of individual Plan participants at NAV without any sales or redemption charge. Class Z shares are not subject to any minimum investment requirements. The Plan purchases and redeems shares to implement the investment choices of individual Plan participants with respect to their contributions in the Plan. All purchases through the Plan will be for Class Z shares. Individual Plan participants should consult Plan documents for a description of the procedures and limitations applicable to the making or changing of investment choices. Copies of the Plan documents are available from the Prudential Securities Benefits Department at One Seaport Plaza, 33rd Floor, New York, New York 10292 or by calling (212) 214-7194.

    The average net asset value per share at which shares of the Fund are purchased or redeemed by the Plan for the accounts of individual Plan participants might be more or less than the net asset value per share prevailing at the time that such participants made their investment choices or made their contributions to the Plan.

THE FOLLOWING INFORMATION SUPPLEMENTS "SHAREHOLDER GUIDE-HOW TO EXCHANGE YOUR SHARES" IN THE RETAIL CLASS PROSPECTUS:

    Effective as of the date of this Prospectus, Class A shares held through the PSI 401(k) Plan on behalf of participants will be automatically exchanged at relative net asset value for Class Z shares. You should contact the Prudential Securities Benefits Department about how to exchange your Class Z shares. See "How to Buy Shares of the Fund" above.

THE INFORMATION ABOVE ALSO SUPPLEMENTS THE INFORMATION UNDER "FUND HIGHLIGHTS" IN THE RETAIL CLASS PROSPECTUS AS APPROPRIATE.

                          PRUDENTIAL UTILITY FUND, INC.
                        Supplement dated January 2, 1996
                        to Prospectus Dated March 1, 1995

The following information supplements "Financial Highlights" in the Prospectus:

________________________________________________________________________________

                              FINANCIAL HIGHLIGHTS
            (for a share outstanding throughout the period indicated)
                      (Class A, Class B and Class C Shares)
________________________________________________________________________________

The following financial highlights for Class A, Class B and Class C shares are unaudited. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class A, Class B and Class C share of common stock, respectively, outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information has been determined based on data contained in the financial statements. No Class Z shares were outstanding during the indicated period.

--------------------------------------------------------------------------------


                                                                Six Months Ended June 30, 1995 (unaudited)
                                                                 --------------------------------------
                                                                  Class A       Class B        Class C

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..........................   $   8.27      $   8.26       $   8.26
                                                                  --------      --------       --------
Income from investment operations
Net investment income .........................................        .16           .12            .12
Net realized and unrealized gain (loss) on investments  and
  foreign currency transactions................................        .77           .78            .78
                                                                  --------      --------       --------
    Total from investment operations ..........................        .93           .90            .90
                                                                  --------      --------       --------

Less distributions
Dividends from net investment income ..........................       (.15)         (.11)          (.11)
                                                                  --------      --------       --------
    Total distributions .......................................       (.15)         (.11)          (.11)
                                                                  --------      --------       --------

Net asset value, end of period ................................   $   9.05      $   9.05       $   9.05
                                                                  =========     ========       ========

TOTAL RETURN(b): ..............................................     11.33%        10.96%         10.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ...............................   $  1,565      $  2,336       $  2,331
Average net assets (000) ......................................   $  1,272      $  2,575       $  1,530
Ratios to average net assets:
  Expenses, including distribution fees .......................      .90%(a)      1.65%(a)      1.65%(a)
  Expenses, excluding distribution fees .......................      .65%(a)       .65%(a)       .65%(a)
  Net investment income .......................................     3.44%(a)      2.69%(a)      2.69%(a)
Portfolio turnover rate .......................................        8%            8%            8%


------------
(a) Annualized
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.



-------------------------------------------------------------------------------

THE FOLLOWING INFORMATION SUPPLEMENTS "GENERAL INFORMATION-DESCRIPTION OF COMMON STOCK" IN THE PROSPECTUS:

    The Fund is authorized to offer 2 billion shares of common stock, $.01 per share, divided into four classes of shares, designated Class A, Class B, Class C and Class Z shares, consisting of 500 million Class A shares, 700 million Class B shares, 400 million Class C shares and 400 million Class Z shares. Each class represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares which are not subject to any distribution and/or service fee), (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to the Trustee of the PSI 401(k) Plan, a defined contribution plan sponsored by Prudential Securities. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fee. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. Currently, the Fund is offering four classes, designated Class A, Class B, Class C and Class Z shares.

THE FOLLOWING INFORMATION FOR THE CLASS Z SHARES SUPPLEMENTS "HOW THE FUND CALCULATES PERFORMANCE" IN THE PROSPECTUS:

    The Fund will include performance data for each class of shares offered through the Prospectus in any advertisement or information including performance data of the Fund.

                          PRUDENTIAL UTILITY FUND, INC.
                       Supplement dated January 2, 1996 to
             Statement of Additional Information dated March 1, 1995


THE FOLLOWING INFORMATION SUPPLEMENTS "DIRECTORS AND OFFICERS" IN THE STATEMENT OF ADDITIONAL INFORMATION:

    As of October 13, 1995, the directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.

    As of October 13, 1995, Prudential Securities was the record holder for other beneficial owners of 45,436,704 Class A shares (or 27% of the outstanding Class A shares), 118,887,500 Class B shares (or 49% of the outstanding Class B shares) and 253,153 Class C shares (or 83% of the outstanding Class C shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

THE  FOLLOWING  INFORMATION  SUPPLEMENTS   "DISTRIBUTOR"  IN  THE  STATEMENT  OF
ADDITIONAL INFORMATION:

    Prudential Securities serves as the Distributor of Class Z shares and incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed by or paid for by the Fund.

THE FOLLOWING INFORMATION SUPPLEMENTS "PURCHASE AND REDEMPTION OF FUND SHARES" IN THE STATEMENT OF ADDITIONAL INFORMATION:

    Shares of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are not subject to any sales or redemption charge and are offered exclusively for sale to the Trustee of the Prudential Securities 401(k) Plan, a defined contribution plan sponsored by Prudential Securities (the PSI 401(k) Plan). See "Shareholder Guide-How to Buy Shares of the Fund" in the Prospectus.

    Each class represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales or redemption charge or any distribution and/or service fee), (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to the Trustee of the PSI 401(k) Plan. See "Distributor" and "Shareholder Investment Account-Exchange Privilege."

Specimen Price Make-up

    Under the current distribution arrangement between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 5% and Class B*, Class C* and Class Z** shares are sold at net asset value. Using the Fund's net asset value at June 30, 1995, the maximum offering price of the Fund's shares is as follows:



Class A
Net asset value and redemption  price per Class A share                         $ 9.05

Maximum sales charge (5% of offering  price)                                       .48
                                                                                -------
Offering price to public                                                        $  9.53
                                                                                =======
Class B
Net asset value,  offering price and redemption price per Class B share*        $  9.05
                                                                                =======
Class C
Net asset value,  offering price and redemption price per Class C share*        $  9.05
                                                                                =======
Class Z
Net asset value,  offering price and redemption price per Class Z share**       $  9.05
                                                                                =======

----------------
 *Class B and Class C shares are subject to a contingent  deferred  sales charge
  on  certain   redemptions.   See   "Shareholder   Guide-How   to   Sell   Your
  Shares-Contingent Deferred Sales Charges" in the Prospectus.
**Class Z shares did not exist prior to January 2, 1996.

The following information supplements "Shareholder Investment Account-Exchange Privilege" in the Statement of Additional Information:

    Class Z. Class Z shares may be exchanged for Class Z shares of the funds listed below which particpate in the PSI 401(k) Plan. No fee or sales load will be imposed upon the exchange.

    Prudential Allocation Fund
      (Balanced Portfolio)
    Prudential Equity Income Fund
    Prudential Equity Fund, Inc.
    Prudential Global Fund, Inc.
    Prudential Government Income Fund, Inc.
    Prudential Government Securities Trust
      (Money Market Series)
    Prudential Growth Opportunity Fund, Inc.
    Prudential High Yield Fund, Inc.
    Prudential MoneyMart Assets, Inc.
    Prudential Multi-Sector Fund, Inc.
    Prudential Pacific Growth Fund, Inc.

The following information supplements "Performance Information" in the Statement of Additional Information:

    Average Annual Total Return. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

    The average annual total return for Class A shares for the one year and since inception periods ended June 30, 1995 was 5.48% and 7.63%, respectively. The average annual total return for the Class B shares of the Fund for the one, five and ten year periods ended on June 30, 1995 was 5.41%, 8.30% and 12.22%, respectively. The average annual total return for Class C shares for the since inception (August 1, 1994) period through June 30, 1995 was 3.00%. During these periods, no Class Z shares were outstanding.

    Aggregate Total Return. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

    The aggregate total return for Class A shares for the one and five year and since inception periods ended June 30, 1995 was 5.48%, 48.12% and 49.14%, respectively. The aggregate total return with respect to the Class B shares of the Fund for the one, five and ten-year periods ended on June 30, 1995 was 5.41%, 49.02%, and 216.91%, respectively. The aggregate total return for Class C shares for the since inception (August 1, 1994) period through June 30, 1995 was 3.00%. During these periods, no Class Z shares were outstanding.

    Yield. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C shares and Class Z shares. The Fund's 30-day yields for the 30-day period ended June 30, 1995 for the Fund's Class A, Class B and Class C shares was 3.02%, 2.42% and 2.42%, respectively. During these periods, no Class Z shares were outstanding.

(ICON)

Portfolio of Investments as of June 30, 1995 (Unaudited)
-----------------------------------------------------------------
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Left Column

Shares      Description                     Value (Note 1)

-----------------------------------------------------------------

LONG-TERM INVESTMENTS--96.9%
COMMON STOCKS--92.6%

-----------------------------------------------------------------
Communications--24.4%

 1,500,000   AirTouch Communications, Inc.(a)     $    42,750,000
 1,152,200   AT&T Corp.                                61,210,625
   469,800   BCE Inc.                                  15,092,325
   360,000   Bell Atlantic Corp.                       20,160,000
   850,100   BellSouth Corp.                           53,981,350
   330,000   Frontier Corporation                       7,920,000
 3,060,900   MCI Communications Corp.                  67,339,800
 2,403,300   NYNEX Corp.                               96,732,825
   398,000   Philippine Long Distance Telephone
               Co. (ADR) (The Philippines)             25,621,250
   603,700   Portugal Telecommunications, S.A.
               (ADR) (Portugal)                        11,470,300
    79,100   PT Indonesian Satellite (ADR)
               (Indonesia)(a)                           3,025,575
 2,019,200   Southern New England
               Telecommunications, Corp.               71,176,800
 1,919,300   Sprint Corp.                              64,536,462
19,500,000   Stet-Societa Finanziaria
               Telefonica S.P.A. (Italy)               54,179,927
 1,991,700   Tele Danmark (ADR) (Denmark)              55,767,600
   573,400   Telebras (ADR) (Brazil)                   18,922,200
17,700,000   Telecom Italia S.P.A. (Italy)             47,900,490
 2,474,000   Telefonica de Espana, S.A. (ADR)
               (Spain)                                 95,867,500
 1,261,500   Telefonos de Mexico, S.A. (ADR)
               (Mexico)                                37,371,938
 2,453,700   US West, Inc.                            102,135,262
                                                  ---------------
                                                      953,162,229

-----------------------------------------------------------------
Electric Power--34.0%

 1,558,927   AES Corp.(a)                              29,619,613
 1,000,000   California Energy Company, Inc.(a)        16,375,000
 1,033,400   Central Louisiana Electric
               Company, Inc.                           24,284,900
 1,241,600   Central Maine Power Co.                   14,744,000
 3,532,685   Cinergy Corporation                       92,732,981


Right Column

                                         PRUDENTIAL UTILITY FUND
----------------------------------------------------------------
----------------------------------------------------------------

Shares      Description                     Value (Note 1)

----------------------------------------------------------------




----------------------------------------------------------------
 3,058,000   CMS Energy Corporation               $    75,303,250
   948,202   Companhia Energetica de Minas
               Gerais-Cemig (ADR) (Brazil) (a)         18,726,990
17,779,000  Consolidated Electric Power (Hong
               Kong)                                   41,243,383
    63,200   Destec Energy, Inc.(a)                       813,700
 1,326,700   DPL Inc.                                  29,353,237
   896,300   Eastern Utilities Associates              20,278,788
 1,649,700   El Paso Electric Company (a)/(b)             927,956
 1,247,700   Empresa Nacional de Electricidad
               S.A. (ADR) (Spain)                      61,449,225
 3,170,702   Entergy Corporation                       76,493,186
   381,000   Evn Energie - Versorgung
               Niederoesterreich AG (Austria)          53,238,296
 1,330,300   General Public Utilities
               Corporation                             39,576,425
   420,000   Huaneng Power International Inc.
               (ADR) (China) (a)                        7,717,500
 9,831,000   Iberdrola (Spain)                         74,159,404
 3,313,200   Illinova Corp.                            84,072,450
 1,610,600   KENETECH Corp.(a)                         18,924,550
   344,300   Long Island Lighting Co.                   5,336,650
 6,000,000   National Power PLC (United
               Kingdom)                                42,509,444
 1,622,600   New York State Electric & Gas
               Corp.                                   37,928,275
 1,385,600   Niagara Mohawk Power Corp.                20,437,600
   967,000   NIPSCO Industries, Inc.                   32,878,000
 1,873,900   Northeast Utilities Co.                   42,162,750
   669,000   Oester Elektrizita (Austria)              49,041,684
 2,651,200   Peco Energy Co.                           73,239,400
 2,303,400   Pinnacle West Capital Corp.               56,433,300
   500,000   PowerGen PLC (United Kingdom)              3,841,311
 2,057,000   Public Service Company of New
               Mexico(a)                               29,312,250
   655,200   Public Service Enterprise Inc.            18,181,800
 1,098,100   Sithe Energies, Inc.(a)                   10,706,475
 3,096,800   The Southern Company                      69,290,900
 7,453,700   Tucson Electric Power Company(a)          23,292,812
 1,180,500   Unicom Corp.                              31,430,812
                                                  ---------------
                                                    1,326,058,297

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                             3

Portfolio of Investments as of June 30, 1995 (Unaudited)
-----------------------------------------------------------------
-----------------------------------------------------------------
Left Column

Shares      Description                     Value (Note 1)

-----------------------------------------------------------------


-----------------------------------------------------------------
Natural Gas--32.6%
  283,650   Bay State Gas Co.                    $     6,984,881
2,231,600   British Gas PLC (ADR) (United
              Kingdom)                               102,653,600
  450,000   Burlington Resources, Inc.                16,593,750
3,826,275   Coastal Corp.                            116,223,103
2,500,000   Columbia Gas System, Inc.(a)/(b)          79,375,000
  329,700   Consolidated Natural Gas Co.              12,446,175
  117,600   Eastern Enterprises, Inc.                  3,513,300
1,714,000   El Paso Natural Gas Co.                   48,849,000
  500,000   Energen Corp.                             10,750,000
  417,900   Enron Corp.                               14,678,738
3,272,300   ENSERCH Corp.                             56,038,137
1,500,000   Equitable Resources, Inc.                 43,312,500
  690,300   KN Energy, Inc.                           17,516,363
  703,600   MCN Corporation                           13,896,100
  810,600   NICOR Inc.                                21,784,875
3,148,000   Noram Energy Corporation                  20,462,000
  700,000   Oryx Energy Co.(a)                         9,625,000
3,544,300   Pacific Enterprises                       86,835,350
5,322,800   Panhandle Eastern Corporation            129,743,250
  117,600   Providence Energy Corp.                    1,793,400
1,880,400   Questar Corp.                             54,061,500
4,307,100   Sonat, Inc.                              131,366,550
  205,400   Southwest Gas Corporation                  2,926,950
  802,500   Talisman Energy, Inc. (Canada)(a)         14,902,778
  521,800   Tejas Power Corp.(a)                       5,022,325
7,700,000   TransCanada Pipelines, Ltd.
              (Canada)                               103,038,634
2,200,000   Westcoast Energy, Inc.                    32,450,000
3,232,341   Williams Cos., Inc.                      112,727,892
  161,150   Yankee Energy System, Inc.                 3,585,588
                                                 ---------------
                                                   1,273,156,739

----------------------------------------------------------------
Oil Services--0.7%
  990,000   Sonat Offshore Drilling, Inc.             28,462,500

----------------------------------------------------------------
Realty Investment Trust--0.5%
   49,700   Charles E. Smith Residential
              Realty, Inc.                             1,180,375
  700,000   Equity Residential Property Trust         19,512,500
                                                 ---------------
                                                      20,692,875

Right Column
                                         PRUDENTIAL UTILITY FUND
----------------------------------------------------------------
----------------------------------------------------------------

Shares      Description                     Value (Note 1)

----------------------------------------------------------------


----------------------------------------------------------------
Transportation--0.4%
  257,800   Flughafen Wien AG (Austria)          $    13,710,513
                                                 ---------------
            Total common stocks
              (cost $3,148,140,425)                3,615,243,153
                                                 ---------------
PREFERRED STOCK--0.2%
----------------------------------------------------------------
Electric Power--0.2%
  440,000   KENETECH Corp., Convertible, $2.18
              (cost $8,878,321)                        6,160,000
                                                 ---------------
Principal
Amount
(000)

BONDS--4.1%
---------------------------------------------------------------
Electric Power--1.3%
$   5,000   Arkansas Power & Light Co.,
              10.00%, 2/1/20                           5,166,500
   10,000   Cincinnati Gas & Electric Co.,
              10.20%, 12/1/20                         10,077,300
   10,000   Cleveland Electric Illumination Co.,
              9.375%, 3/1/17                           9,318,700
   10,000   Commonwealth Edison Co.,
              9.625%, 7/1/19                          11,045,400
   10,000   Niagara Mohawk Power Corp.,
              9.50%, 3/1/21                           10,443,600
    5,000   Texas Utilities Co.,
              9.75%, 5/1/21                            5,712,250
                                                 ---------------
                                                      51,763,750
----------------------------------------------------------------
Natural Gas--2.8%
   20,000   Arkla, Inc.,
              10.00%, 11/15/19                        20,822,180
            Burlington Resources, Inc.,
   10,000     8.50%, 10/1/01                          10,898,700
   15,000   9.125%, 10/1/21                           17,739,750

--------------------------------------------------------------------------------
4                                            See Notes to Financial Statements.

PRUDENTIAL UTILITY FUND
Portfolio of Investments as of June 30, 1995 (Unaudited)
----------------------------------------------------------------
----------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)

----------------------------------------------------------------

Natural Gas (cont'd.)

            Coastal Corp.,
$   5,000     8.125%, 9/15/02                    $     5,262,200
   15,000   9.625%, 5/15/12                           17,049,450
            Columbia Gas System, Inc.,(a)/(b)
    2,500     10.25%, 5/1/99                           3,537,500
    1,031   10.25%, 8/1/11                             1,546,500
    1,000   10.50%, 6/1/12                             1,462,500
    8,180   10.15%, 11/1/13                           11,942,800
            Oryx Energy Co.,
    2,000     9.50%, 11/1/99                           2,089,940
    1,000   7.50%, 5/15/14                               871,500
   15,000   Williams Cos., Inc.,
              8.875%, 9/15/12                         16,523,550
                                                 ---------------
                                                     109,746,570
                                                 ---------------
            Total bonds
              (cost $151,530,929)                    161,510,320
                                                 ---------------
            Total long-term investments
              (cost $3,308,549,675)                3,782,913,473
                                                 ---------------

SHORT-TERM INVESTMENT--2.1%

----------------------------------------------------------------
Commercial Paper

   80,559   Chemical Bank,
              6.125%, 7/3/95
              (cost $80,559,000)                      80,559,000
                                                 ---------------

----------------------------------------------------------------
Total Investments--99.0%

            (cost $3,389,108,675; Note 4)          3,863,472,473
            Other assets in excess of
              liabilities--1.0%                       39,575,654
                                                 ---------------
            Net Assets--100%                     $ 3,903,048,127
                                                 ===============

---------------
(a) Non-income producing securities.
(b) Issuer in bankruptcy.
ADR--American Depository Receipt.


--------------------------------------------------------------------------------
See Notes to Financial Statements.                                             5


Statement of Assets and Liabilities (Unaudited)                                                          PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

Assets                                                                                                             June 30, 1995
                                                                                                                   -------------
Investments, at value (cost $3,389,108,675).................................................................      $3,863,472,473
Foreign currency, at value (cost $1,123,853)................................................................           1,134,751
Receivable for investments sold.............................................................................          32,772,843
Dividends and interest receivable...........................................................................          21,383,242
Receivable for Fund shares sold.............................................................................           1,859,918
Deferred expenses and other assets..........................................................................             119,896
                                                                                                                  --------------
   Total assets.............................................................................................       3,920,743,123
                                                                                                                  --------------
Liabilities
Payable for Fund shares reacquired..........................................................................           6,843,701
Payable for investments purchased...........................................................................           4,982,359
Distribution fee payable....................................................................................           2,262,724
Withholding taxes payable...................................................................................           1,434,362
Management fee payable......................................................................................           1,327,445
Accrued expenses and other liabilities......................................................................             844,405
                                                                                                                  --------------
   Total liabilities........................................................................................          17,694,996
                                                                                                                  --------------
Net Assets..................................................................................................      $3,903,048,127
                                                                                                                  ==============
Net assets were comprised of:
   Common stock, at par.....................................................................................      $    4,313,171
   Paid-in capital in excess of par.........................................................................       3,207,303,998
                                                                                                                  --------------
                                                                                                                   3,211,617,169
   Undistributed net investment income......................................................................         215,988,811
   Accumulated net realized gain on investment and foreign currency transactions............................           1,003,964
   Net unrealized appreciation on investments and foreign currencies........................................         474,438,183
                                                                                                                  --------------
Net assets, June 30, 1995...................................................................................      $3,903,048,127
                                                                                                                  ==============
Class A:
   Net asset value and redemption price per share
      ($1,565,099,954 / 172,911,685 shares of common stock issued and outstanding)..........................               $9.05
   Maximum sales charge (5.00% of offering price)...........................................................                 .48
                                                                                                                           -----
   Maximum offering price to public.........................................................................               $9.53
                                                                                                                           =====
Class B:
   Net asset value, offering price and redemption price per share
      ($2,335,617,029 / 258,147,744 shares of common stock issued and outstanding)..........................               $9.05
                                                                                                                           =====
Class C:
   Net asset value, offering price and redemption price per share
      ($2,331,144 / 257,656 shares of common stock issued and outstanding)..................................               $9.05
                                                                                                                           =====

--------------------------------------------------------------------------------
6                                             See Notes to Financial Statements.

Left Column

PRUDENTIAL UTILITY FUND
Statement of Operations (Unaudited)
------------------------------------------------------------
------------------------------------------------------------

                                                  Six Months
                                                    Ended
Net Investment Income                            June 30, 1995
                                                 ------------

Income
   Dividends (net of foreign withholding taxes
      of $2,917,313)..........................   $ 71,169,923
   Interest...................................     11,696,502
                                                 ------------
      Total income............................     82,866,425
                                                 ------------
Expenses
   Distribution fee--Class A..................      1,577,203
   Distribution fee--Class B..................     12,771,060
   Distribution fee--Class C..................          7,588
   Management fee.............................      7,858,350
   Transfer agent's fees and expenses.........      3,350,000
   Reports to shareholders....................        490,000
   Custodian's fees and expenses..............        412,000
   Registration fees..........................         74,000
   Insurance..................................         64,000
   Legal fees.................................         35,000
   Audit fee..................................         31,000
   Directors' fees............................         22,000
   Miscellaneous..............................         19,493
                                                 ------------
      Total expenses..........................     26,711,694
                                                 ------------
Net investment income.........................     56,154,731
                                                 ------------
Realized and Unrealized Gain on Investments
and Foreign Currency Transactions
Net realized gain on:
   Investment transactions....................      8,740,950
   Foreign currency transactions..............        147,139
                                                 ------------
                                                    8,888,089
                                                 ------------
Net change in unrealized appreciation on:
   Investments................................    339,103,010
   Foreign currencies.........................         64,566
                                                 ------------
                                                  339,167,576
                                                 ------------
Net gain on investments and foreign
   currencies.................................    348,055,665
                                                 ------------
Net Increase in Net Assets Resulting from
Operations....................................   $404,210,396
                                                 ============


Right Colummn

PRUDENTIAL UTILITY FUND
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------
------------------------------------------------------------

                               Six Months
Increase (Decrease)               Ended            Year Ended
in Net Assets                 June 30, 1995     December 31, 1994
                              -------------     -----------------
Operations
   Net investment income...  $    56,154,731     $   118,842,157
   Net realized gain on
      investments and
      foreign currency
      transactions.........        8,888,089         138,119,307
   Net change in unrealized
      appreciation of
      investments and
      foreign currencies...      339,167,576        (647,224,068)
                             ---------------    -----------------
   Net increase (decrease)
      in net assets
      resulting from
      operations...........      404,210,396        (390,262,604)
                             ---------------    -----------------
Net equalization debits....     (147,142,612)        (57,041,187)
                             ---------------    -----------------
Dividends and distributions
   (Note 1)
   Dividends to
      shareholders from net
      investment income
      Class A..............      (26,078,048)         (9,948,533)
      Class B..............      (29,114,164)       (105,699,604)
      Class C..............          (22,939)             (7,937)
                             ---------------    -----------------
                                 (55,215,151)       (115,656,074)
                             ---------------    -----------------
   Distributions to
      shareholders from net
      realized gains
      Class A..............               --         (10,711,271)
      Class B..............               --        (150,769,531)
      Class C..............               --             (22,563)
                             ---------------    -----------------
                                          --        (161,503,365)
                             ---------------    -----------------
   Distributions to
      shareholders in
      excess of net
      realized gains
      Class A..............               --            (501,648)
      Class B..............               --          (7,061,091)
      Class C..............               --              (1,057)
                             ---------------    -----------------
                                          --          (7,563,796)
                             ---------------    -----------------
Fund share transactions (net of
   share conversions) (Note 5)
   Proceeds from shares
      sold.................      173,773,134         467,562,860
   Net asset value of
      shares issued in
      reinvestment of
      dividends and
      distributions........       47,379,248         237,969,009
   Cost of shares
      reacquired...........     (301,031,833)     (1,284,670,198)
                             ---------------    -----------------
   Net decrease in net
      assets from Fund
      share transactions...      (79,879,451)       (579,138,329)
                             ---------------    -----------------
Total increase
   (decrease)..............      121,973,182      (1,311,165,355)
Net Assets
Beginning of period........    3,781,074,945       5,092,240,300
                             ---------------    -----------------
End of period..............  $ 3,903,048,127     $ 3,781,074,945
                             ===============     ===============


--------------------------------------------------------------------------------
See Notes to Financial Statements.                                             7

Notes to Financial Statements (Unaudited)                PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------

Left Column

Prudential Utility Fund (the ``Fund'') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek high current income and moderate capital appreciation through investment in equity and debt securities of utility companies. Utility companies include electric, gas, gas pipeline, telephone, telecommunications, water and cable companies. The ability of issuers of certain debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Investments traded on a national securities exchange are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Short-term securities which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 P.M., New York time.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

 (i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;

 (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.


Right Column

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

Net realized gains on foreign currency transactions represent net foreign exchange gains from sales and maturities of short-term securities, disposition of foreign currency, gains or losses realized between the trade and settlement dates of security transactions, and the difference between amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets, except portfolio securities, and liabilities at period end exchange rates are reflected as a component of unrealized appreciation or depreciation on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments and foreign currencies are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. The Fund amortizes discounts on purchases of portfolio securities as adjustments to interest income.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends from net investment income are declared and paid quarterly. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

--------------------------------------------------------------------------------
8

Notes to Financial Statements (Unaudited)                PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Equalization: The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of reacquisitions of shares of common stock, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Fund's shares.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $147,139 and decrease accumulated net realized gain on investments and foreign currency transactions by $147,139 for realized foreign currency gains realized during the six months ended June 30, 1995. Net investment income, net realized gains and net assets were not affected by this change.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PMF and The Prudential Investment Corporation (``PIC''), PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly at an annual rate of .60% of the Fund's average daily net assets up to $250 million, .50% of the next $500 million, .45% of the next $750 million, .40% of the next $500 million, .35% of the


Right Column

next $2 billion, .325% of the next $2 billion and .30% of the average daily net assets of the Fund in excess of $6 billion.

The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively, the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans''), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended June 30, 1995.

PMFD has advised the Fund that it has received approximately $350,600 in front-end sales charges resulting from sales of Class A shares during the six months ended June 30, 1995. From these fees, PMFD paid such sales charges to dealers (PSI and Prusec) which in turn paid commissions to salespersons and incurred other distribution costs.

PSI advised the Fund that for the six months ended June 30, 1995, it received approximately $3,679,900 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders.

PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the six months ended June 30, 1995, the Fund incurred fees of approximately $2,609,000 for the services of PMFS. As of June 30, 1995, approximately $430,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates.

For the six months ended June 30, 1995, PSI earned approximately $71,700 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

--------------------------------------------------------------------------------
                                                                               9

Notes to Financial Statements (Unaudited)                PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Left Column

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 1995, were $280,062,528 and $471,745,445, respectively.

The federal income tax basis of the Fund's investments at June 30, 1995 was $3,391,100,389 and, accordingly, net unrealized appreciation for federal income tax purposes was $472,372,084 (gross unrealized appreciation--$599,420,626; gross unrealized depreciation--$127,048,542).

The Fund elected to treat approximately $6,919,000 of net capital losses and approximately $11,800 of net currency losses incurred during the two month period ended December 31, 1994 as having incurred in the current fiscal year.

------------------------------------------------------------
Note 5. Capital

The Fund currently offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase.

There are 2 billion shares of $.01 par value per share common stock authorized which consists of 566,666,666 shares of Class A common stock, 866,666,667 shares of Class B common stock and 566,666,667 shares of Class C common stock. Transactions in shares of common stock for the six months ended June 30, 1995 and the fiscal year ended December 31, 1994 were as follows:

Right Column

Class A                              Shares           Amount
--------------------------------  ------------    ---------------
Six months ended June 30, 1995:
Shares sold.....................     6,406,938    $    55,399,687
Shares issued in reinvestment of
  dividends.....................     2,704,786         23,508,065
Shares reacquired...............   (17,925,924)      (156,117,155)
                                  ------------    ---------------
Net decrease in shares
  outstanding before
  conversion....................    (8,814,200)       (77,209,403)
Shares issued upon conversion
  from Class B..................   151,039,194      1,293,950,381
                                  ------------    ---------------
Net increase in shares
  outstanding...................   142,224,994    $ 1,216,740,978
                                   ===========    ===============
Year ended December 31, 1994:
Shares sold.....................     9,835,226    $    90,667,332
Shares issued in reinvestment of
  dividends and distributions...     2,285,997         19,666,231
Shares reacquired...............   (16,079,665)      (148,287,334)
                                  ------------    ---------------
Net decrease in shares
  outstanding...................    (3,958,442)   $   (37,953,771)
                                   ===========    ===============
Class B
-------
Six months ended June 30, 1995:
Shares sold.....................    15,112,710    $   116,864,878
Shares issued in reinvestment of
  dividends.....................     3,045,895         23,851,027
Shares reacquired...............   (35,734,803)      (144,789,362)
                                  ------------    ---------------
Net decrease in shares
  outstanding before
  conversion....................   (17,576,198)        (4,073,457)
Shares reacquired upon
  conversion into Class A.......  (151,389,263)    (1,293,950,381)
                                  ------------    ---------------
Net decrease in shares
  outstanding...................  (168,965,461)   $(1,298,023,838)
                                   ===========    ===============
Year ended December 31, 1994:
Shares sold.....................    44,735,679    $   376,053,154
Shares issued in reinvestment of
  dividends and distributions...    28,031,504        218,274,190
Shares reacquired...............  (136,533,323)    (1,136,361,083)
                                  ------------    ---------------
Net decrease in shares
  outstanding...................   (63,766,140)   $  (542,033,739)
                                   ===========    ===============

--------------------------------------------------------------------------------
10

Notes to Financial Statements (Unaudited)                PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class C                              Shares           Amount
--------------------------------  ------------    ---------------
Six months ended June 30, 1995:
Shares sold.....................       174,590    $     1,508,569
Shares issued in reinvestment of
  dividends.....................         2,299             20,156
Shares reacquired...............       (14,523)          (125,316)
                                  ------------    ---------------
Net increase in shares
  outstanding...................       162,366    $     1,403,409
                                  ============    ===============
August 1, 1994* through
  December 31, 1994:
Shares sold.....................        94,343    $       842,374
Shares issued in reinvestment of
  dividends and distributions...         3,437             28,588
Shares reacquired...............        (2,490)           (21,781)
                                  ------------    ---------------
Net increase in shares
  outstanding...................        95,290    $       849,181
                                  ============    ===============

---------------
* Commencement of offering of Class C shares.

------------------------------------------------------------
Note 6. Contingency

On October 12, 1993, a lawsuit was instituted against the Fund, PMF, PIC, PSI and certain current and former directors of the Fund. The suit was brought on behalf of the Fund and purportedly on behalf of a class of shareholders who purchased their shares prior to 1985. The plaintiff sought damages on behalf of the Fund under Section 36(b) of the Investment Company Act (the ``Act'') in an unspecified amount for alleged excessive management and distribution fees paid to PMF and PSI. The complaint also challenges the Alternative Purchase Plan (the ``Plan'') that was implemented in January 1990 pursuant to a shareholder vote and that provided for the creation of two classes of Fund shares. The plaintiff, on behalf of the purported class, sought damages and equitable relief under the Act and state common law against the Fund, PMF, PSI and certain named directors of the Fund to change the classification of the shares of the class and to compel a further vote on the Plan. On August 5, 1994, the United States District Court for the Southern District of New York dismissed all of the claims in the complaint except 1) the claims under Section 36(b) of the Act for excessive fees and 2) the state law claim for breach of fiduciary duty in connection with the adoption of the Plan. On July 31, 1995, the District Court issued a Preliminary Order approving the terms of a proposed settlement of this action. As part of the settlement, the Fund will agree not to increase management fee rates and Class B distribution fee rates for a period of two years. A hearing on the proposed settlement is scheduled to take place on October 5, 1995.

--------------------------------------------------------------------------------
                                                                              11

------------
These financial statements are unaudited and reflect all adjustments (consisting only of normal recurring adjustments) which are, in the opinion of management, necessary for a fair presentation of the results for the interim period presented.


Financial Highlights (Unaudited)                                                                   PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

                                                                                  Class A
                                                  ------------------------------------------------------------------------
                                                                                                              January 22,
                                                  Six Months                                                    1990(b)
                                                     Ended                Year Ended December 31,               Through
                                                   June 30,       ---------------------------------------     December 31,
                                                     1995          1994       1993       1992       1991          1990
                                                  -----------     ------     ------     ------     ------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........       $ 8.27       $ 9.72     $ 8.97     $ 8.72     $ 7.63        $   8.65
                                                     ------       ------     ------     ------     ------        --------
Income from investment operations
Net investment income.........................          .16          .31        .33        .38        .39             .36
Net realized and unrealized gains (losses) on
  investment and foreign currency
  transactions................................          .77        (1.06)      1.12        .45       1.10            (.38)
                                                     ------       ------     ------     ------     ------        --------
  Total from investment operations............          .93         (.75)      1.45        .83       1.49            (.02)
                                                     ------       ------     ------     ------     ------        --------
Less distributions
Dividends from net investment income..........         (.15)        (.32)      (.29)      (.34)      (.39)           (.40)
Distributions from net realized gains.........           --         (.36)      (.41)      (.24)      (.01)           (.60)
Distributions in excess of net realized
  gains.......................................           --         (.02)        --         --         --              --
                                                     ------       ------     ------     ------     ------        --------
  Total distributions.........................         (.15)        (.70)      (.70)      (.58)      (.40)          (1.00)
                                                     ------       ------     ------     ------     ------        --------
Net asset value, end of period................       $ 9.05       $ 8.27     $ 9.72     $ 8.97     $ 8.72        $   7.63
                                                     ======       ======     ======     ======     ======        ========
TOTAL RETURN(c)...............................        11.33%       (7.89)%    16.28%      9.88%     19.95%          (0.11)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000,000)...........       $1,565         $254       $337       $201       $111             $73
Average net assets (000,000)..................       $1,272         $294       $287       $149        $85             $51
Ratios to average net assets:
  Expenses, including distribution fees.......          .90%(a)     .88%        .80%       .81%       .87%            .97%(a)
  Expenses, excluding distribution fees.......          .65%(a)     .63%        .60%       .61%       .67%            .77%(a)
  Net investment income.......................         3.44%(a)    3.37%       3.16%      4.14%      4.69%           4.78%(a)
Portfolio turnover rate.......................           8%          15%         24%        24%        38%             53%

---------------
  (a) Annualized.
  (b) Commencement of offering of Class A shares.
  (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.

--------------------------------------------------------------------------------
12                                           See Notes to Financial Statements.


Financial Highlights (Unaudited)                                                                   PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

                                                                                                                      Class C
                                             ------------------------------------------------------------------     -----------
                                             Six Months                                                             Six Months
                                                Ended                     Year Ended December 31,                      Ended
                                              June 30,       --------------------------------------------------       June 30,
                                                1995          1994       1993       1992       1991       1990         1995
>
                                             -----------     ------     ------     ------     ------     ------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........  $ 8.26       $ 9.69     $ 8.96     $ 8.71     $7.638     $ 9.17       $   8.26
                                                ------       ------     ------     ------     ------     ------       --------
Income from investment operations:
Net investment income.........................     .12          .24        .24        .31        .32        .31            .12
Net realized and unrealized gains (losses) on
  investment and foreign currency
  transactions................................     .78        (1.05)      1.12        .46       1.10       (.91)           .78
                                                ------       ------     ------     ------     ------     ------       --------
  Total from investment operations............     .90         (.81)      1.36        .77       1.42       (.60)           .90
                                                ------       ------     ------     ------     ------     ------       --------
Less distributions:
Dividends from net investment income..........    (.11)        (.24)      (.22)      (.28)      (.33)      (.34)          (.11)
Distributions from net realized gains.........      --         (.36)      (.41)      (.24)      (.01)      (.60)            --
Distributions in excess of net realized
  gains.......................................      --         (.02)        --         --         --         --             --
                                                ------       ------     ------     ------     ------     ------       --------
  Total distributions.........................    (.11)        (.62)      (.63)      (.52)      (.34)      (.94)          (.11)
                                                ------       ------     ------     ------     ------     ------       --------
Net asset value, end of period................  $ 9.05       $ 8.26     $ 9.69     $ 8.96     $ 8.71     $ 7.63       $   9.05
                                                ======       ======     ======     ======     ======     ======       ========
TOTAL RETURN(c)...............................   10.96%       (8.51)%    15.27%      9.02%     19.01%     (6.48)%        10.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000,000)...........  $2,336       $3,526     $4,756     $3,438     $2,818     $2,395         $2,331(d)
Average net assets (000,000)..................  $2,575       $4,152     $4,308     $3,027     $2,529     $2,315         $1,530(d)
Ratios to average net assets:
  Expenses, including distribution fees.......    1.65%(a)     1.63%      1.60%      1.61%      1.67%      1.73%         1.65%(a)
  Expenses, excluding distribution fees.......     .65%(a)      .63%       .60%       .61%       .67%       .74%          .65%(a)
  Net investment income.......................    2.69%(a)     2.62%      2.36%      3.34%      3.89%      3.94%         2.69%(a)
Portfolio turnover rate.......................      8%           15%        24%        24%        38%        53%            8%


---------------
  (a) Annualized.
  (b) Commencement of offering of Class C shares.
  (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
  (d) Figures are rounded to the nearest thousand.

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                            13

Prudential Utility Fund, Inc.

--------------------------------------------------------------------------------


Prospectus dated March 1, 1995


--------------------------------------------------------------------------------


Prudential Utility Fund, Inc. (the Fund) is an open-end, diversified management investment company. Its investment objective is to seek high current income and moderate capital appreciation through investment in equity and debt securities of utility companies. Utility companies include electric, gas, gas pipeline, telephone, telecommunications, water and cable companies. In normal circumstances, the Fund intends to invest at least 80% of its assets in such securities. The Fund may also purchase and sell certain derivatives, including options on equity securities and stock index options, futures contracts and options thereon, forward foreign currency exchange contracts, and options on foreign currencies pursuant to limits described herein. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests-Investment Objective and Policies." The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated March 1, 1995, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.


--------------------------------------------------------------------------------

Investors are advised to read this Prospectus and retain it for future reference.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                                FUND HIGHLIGHTS

--------------------------------------------------------------------------------

    The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

--------------------------------------------------------------------------------

What is Prudential Utility Fund, Inc.?

    Prudential Utility Fund, Inc. is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified management investment company.

What is the Fund's Investment Objective?

    The Fund's investment objective is to seek high current income and moderate capital appreciation. It seeks to achieve this objective by investing primarily in equity and debt securities of utility companies. Utility companies include electric, gas, gas pipeline, telephone, telecommunications, water and cable companies. There can be no assurance that the Fund's objective will be achieved. See "How the Fund Invests-Investment Objective and Policies" at page 8.

Risk Factors and Special Characteristics

    The Fund may invest up to 30% of its total assets in foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks not typically associated with investing in securities of domestic companies. See "How the Fund Invests-Investment Objective and Policies-Foreign Securities" at page 8.

    In addition, the Fund may engage in various hedging and income enhancement strategies, including purchasing and selling options on equity securities, stock index options, futures contracts and options thereon, forward foreign currency exchange contracts, and options on foreign currencies pursuant to limits described herein. These activities may be considered speculative and may result in higher risks and costs to the Fund. See "How the Fund Invests-Hedging and Income Enhancement Strategies-Risks of Hedging and Income Enhancement Strategies" at page 13.

Who Manages the Fund?

    Prudential Mutual Fund Management, Inc. (PMF or the Manager) is the Manager of the Fund and is currently compensated for its services at an annual rate of
 .60 of 1% of the Fund's average daily net assets up to and including $250 million, .50 of 1% of the next $500 million, .45 of 1% of the next $750 million,
 .40 of 1% of the next $500 million, .35 of 1% of the next $2 billion, .325 of 1% of the next $2 billion and .30 of 1% of the excess over $6 billion of the Fund's average daily net assets. As of January 31, 1995, PMF served as manager or administrator to 69 investment companies, including 39 mutual funds, with aggregate assets of approximately $45 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed-Manager" at page 14.

Who Distributes the Fund's Shares?

    Prudential Mutual Fund Distributors, Inc. (PMFD) acts as the Distributor of the Fund's Class A shares and is paid an annual distribution and service fee which is currently being charged at the rate of .25 of 1% of the average daily net assets of the Class A shares.

    Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's Class B and Class C shares and is paid an annual distribution and service fee at the rate of 1% of the average daily net assets of each of the Class B and Class C shares.

     See "How the Fund is Managed-Distributor" at page 15.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

What is the Minimum Investment?

    The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide-How to Buy Shares of the Fund" at page 21 and "Shareholder Guide-Shareholder Services" at page 30.

How Do I Purchase Shares?

    You may purchase shares of the Fund through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "How the Fund Values its Shares" at page 18 and "Shareholder Guide-How to Buy Shares of the Fund" at page 21.

What Are My Purchase Alternatives?

    The Fund offers three classes of shares:

    *Class A Shares: Sold  with  an  initial  sales  charge  of  up to 5% of the offering price.

    * Class B Shares: Sold  without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

    * Class C Shares: Sold  without  an initial  sales  charge and, for one year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.


    See "Shareholder Guide-Alternative Purchase Plan" at page 22.

How Do I Sell My Shares?

    You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds from redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide-How to Sell Your Shares" at page 25.

How Are Dividends and Distributions Paid?

    The Fund expects to pay dividends of net investment income, if any, quarterly and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 19.


--------------------------------------------------------------------------------

                                 FUND EXPENSES


Shareholder Transaction Expenses(D)                Class A Shares         Class B Shares           Class C Shares
                                                   --------------         --------------           --------------
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price) ...........      5%                    None                      None

  Maximum Sales Load or Deferred Sales Load
    Imposed on Reinvested Dividends ...............     None                   None                      None

  Deferred Sales Load (as a percentage of original
    purchase price or redemption proceeds,
    whichever is lower) ...........................     None     5% during the first year, decreas-     1% on
                                                                 ing by 1% annually to 1% in the      redemptions
                                                                 fifth and sixth years and 0% the     made within
                                                                 seventh year*                        one year of
                                                                                                       purchase

  Redemption Fees .................................     None                   None                      None

  Exchange Fees ...................................     None                   None                      None


Annual Fund Operating Expenses
(as a percentage of average net assets)             Class A Shares        Class B Shares          Class C Shares**
                                                    --------------        --------------          --------------
  Management Fees .................................    .40%                    .40%                      .40%
  12b-1 Fees ......................................    .25(D)(D)              1.00%                     1.00%
  Other Expenses ..................................    .23                     .23%                      .23%
                                                       ----                   -----                     -----
  Total Fund Operating Expenses ...................    .88%                   1.63%                     1.63%
                                                       ----                   -----                     -----
                                                       ----                   -----                     -----



Example                                                              1 Year   3 Years   5 Years   10 Years
                                                                     ------   -------   -------   --------
You would pay the  following  expenses on a $1,000  investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

    Class A .......................................................   $59      $77       $96       $153
    Class B .......................................................   $67      $81       $99       $164
    Class C** .....................................................   $27      $51       $89       $193

You would pay the following expenses on the same investment, assuming no redemption:
    Class A .......................................................   $59      $77       $96       $153
    Class B .......................................................   $17      $51       $89       $164
    Class C** .....................................................   $17      $51       $89       $193


The above example with respect to Class C shares is based on restated data for the Fund's fiscal year ended December 31, 1994. The above example with respect to Class A and Class B shares is based on actual data for the Fund's fiscal year ended December 31, 1994. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Fund, such as directors' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

--------------------------------------------------------------------------------
     * Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide-Conversion Feature-Class B Shares."

    ** Estimated based on expenses expected to have been incurred if Class C shares had been in existence during the entire fiscal year ended December 31, 1994.

   (D) Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed-Distributor."

(D)(D) Although the Class A Distribution and Service Plan provides that the Fund may pay a distribution fee of up to .30 of 1% per annum of the average daily net assets of the Class A shares, the Distributor has agreed to limit its distribution fees with respect to Class A shares of the Fund to no more than .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 1995. Total Fund Operating Expenses of Class A shares without such limitation would be .93%. See "How the Fund Is Managed-Distributor."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
       (for a share outstanding throughout each of the indicated periods)
                                (Class A Shares)

--------------------------------------------------------------------------------

    The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of common stock outstanding, total return, ratios to average net assets and other supplemental data for each of the periods indicated. The information is based on data contained in the financial statements.



                                                                 Class A
                                             ----------------------------------------------
                                                                               January 22,
                                                                                  1990(D)(D)
                                                  Year ended December 31,        through
                                             -------------------------------   December 31,
                                             1994     1993    1992      1991       1990
                                             ----     ----    ----      ----       ----
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period .....  $ 9.72   $ 8.97   $ 8.72   $ 7.63     $ 8.65
                                            ------   ------   ------   ------     ------
Income from investment operations
Net investment income                          .31      .33      .38      .39        .36

Net realized and unrealized gains (losses)
  on investment and foreign currency
  transactions                               (1.06)    1.12      .45     1.10       (.38)
                                            ------   ------   ------   ------     ------

Total from investment operations              (.75)    1.45      .83     1.49       (.02)
                                            ------   ------   ------   ------     ------

Less distributions
Dividends from net investment income          (.32)   (.29)     (.34)    (.39)      (.40)

Distributions from net realized gains         (.36)   (.41)     (.24)    (.01)      (.60)

Distributions in excess of net realized
  gains                                       (.02)     -         -        -          -
                                            ------   ------   ------   ------     ------

Total distributions                           (.70)   (.70)     (.58)    (.40)     (1.00)
                                            ------   ------   ------   ------     ------

Net asset value, end of period              $ 8.27  $ 9.72    $ 8.97   $ 8.72     $ 7.63
                                            ======  ======    ======   ======     ======

TOTAL RETURN(D)(D)(D)                        (7.89)% 16.28%     9.88%   19.95%     (0.11)%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000,000)           $254    $337      $201     $111        $73
Ratios to average net assets:

Expenses, including distribution fees          .88%    .80%      .81%     .87%       .97%(D)

Expenses, excluding distribution fees          .63%    .60%      .61%     .67%       .77%(D)

Net investment income                         3.37%   3.16%     4.14%    4.69%      4.78%(D)

Portfolio turnover rate                         15%     24%       24%      38%        53%


--------------------------------------------------------------------------------
      (D) Annualized.

   (D)(D) Commencement of offering of Class A shares.

(D)(D)(D) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
        (for a share outstanding throughout each of the indicated years)
                                (Class B Shares)

--------------------------------------------------------------------------------

The following financial highlights for the five years ended December 31, 1994 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of Class B common stock outstanding, total return, ratios to average net assets and other supplemental data for each of the years indicated. The information is based on data contained in the financial statements.

--------------------------------------------------------------------------------

                                                                             Class B
                                    ----------------------------------------------------------------------------------------
                                                                     Year Ended December 31,
                                    ----------------------------------------------------------------------------------------
                                    1994      1993     1992     1991    1990      1989*   1988(a)      1987      1986   1985

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year $ 9.69    $ 8.96   $ 8.71   $ 7.63  $ 9.17    $ 7.31   $ 6.29      $ 7.39    $ 6.44 $ 5.62
Income from investment operations
Net investment income .............   .24       .24      .31      .32     .31       .36      .33         .33       .32    .53
Net realized and unrealized gains
  (losses) on investment and
  foreign currency transactions ... (1.05)     1.12      .46     1.10    (.91)     2.30     1.07        (.93)     1.69   1.16
Total from investment operations ..  (.81)     1.36      .77     1.42    (.60)     2.66     1.40        (.60)     2.01   1.69

Less distributions
Dividends from net investment
  income ..........................  (.24)     (.22)    (.28)    (.33)   (.34)     (.36)    (.33)       (.33)     (.29)   (.43)
Distributions from net
  realized gains ..................  (.36)     (.41)    (.24)    (.01)   (.60)     (.44)    (.05)(D)(D) (.17)     (.77)   (.44)
Distributions in excess of net
  realized gains ..................  (.02)       -        -        -       -         -        -           -         -       -
Total distributions ...............  (.62)     (.63)    (.52)    (.34)   (.94)     (.80)    (.38)       (.50)    (1.06)   (.87)
Net asset value, end of year ......$ 8.26    $ 9.69   $ 8.96   $ 8.71  $ 7.63    $ 9.17   $ 7.31      $ 6.29    $ 7.39  $ 6.44

TOTAL RETURN(D) ................... (8.51)%   15.27%    9.02%   19.01%  (6.48)%   37.17%   22.74%      (8.65)%   32.52%  33.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000,000) .  $3,526   $4,756   $3,438   $2,818   $2,395   $2,306   $1,584       $1,390   $1,521   $ 339
Ratios to average net assets:
Expenses, including taxes (b) .....   1.63%    1.60%    1.61%    1.67%    1.73%    1.46%    1.56%        1.53%    1.42%   1.13%
Expenses, excluding taxes and
  interest (b) ....................   1.63%    1.60%    1.61%    1.67%    1.73%    1.46%    1.56%        1.63%    1.42%   1.13%
Expenses, excluding distribution
  fees and taxes (b) ..............    .63%     .60%     .61%     .67%     .74%     .73%     .76%         .80%     .74%    .93%
Net investment income .............   2.62%    2.36%    3.34%    3.89%    3.94%    4.19%    4.44%        4.69%    4.41%   6.70%
Portfolio turnover rate ...........     15%      24%      24%      38%      53%      75%      66%          65%      49%     39%

-----------

     * Based on average month-end shares outstanding.

   (D) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(D)(D) Full amount of 1988 distribution represents a distribution from paid-in capital.

   (a) Prudential Mutual Fund Management, Inc. succeeded Prudential Securities Incorporated as manager of the Fund May 2, 1988.

   (b) Because of the adoption of a plan of distribution effective on July 1, 1985 and an amended and restated plan of distribution effective January 22, 1990, and the changes noted in footnote (a), historical expenses and ratios of expenses to average net assets are not necessarily indicative of future expenses and related ratios. See "How the Fund is Managed-Distributor."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
           (for a share outstanding throughout the indicated periods)
                                (Class C Shares)

--------------------------------------------------------------------------------


    The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of Class C common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information is based on data contained in the financial statements.

--------------------------------------------------------------------------------

                                                                    Class C
                                                               -----------------
                                                                August 1, 1994*
                                                                    through
                                                               December 31, 1994
                                                               -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..........................     $ 9.30
                                                                    ------
Income from investment operations
Net investment income .........................................        .11
Net realized and unrealized losses on investment and
  foreign currency transactions ...............................        (69)
                                                                    ------
Total from investment operations ..............................       (.58)
                                                                    ------
Less distributions
Dividends from net investment income ..........................       (.13)
Distributions from net realized gains .........................       (.31)
Distributions in excess of net realized gains .................       (.02)
Total distributions ...........................................       (.46)
Net asset value, end of period ................................     $ 8.26
                                                                    ======

TOTAL RETURN(D): ..............................................      (6.27)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ...............................       $787
Ratios to average net assets:(D)(D)
Expenses, including distribution fees .........................       1.70%**
Expenses, excluding distribution fees .........................        .70%**
Net investment income .........................................       2.65%**
Portfolio turnover rate .......................................         15%

------------
     * Commencement of offering of Class C shares.
    ** Annualized.
   (D) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(D)(D) Since the Fund did not commence a public offering of Class C shares until August 1, 1994, historical expenses and ratios of expenses to average net assets of Class A and Class B shares and are not necessarily indicative of future expenses and related ratios of Class C shares.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              HOW THE FUND INVESTS

--------------------------------------------------------------------------------

 INVESTMENT OBJECTIVE AND POLICIES

    The Fund's investment objective is to seek high current income and moderate capital appreciation through investment in equity and debt securities of utility companies. Utility companies include electric, gas, gas pipeline, telephone, telecommunications, water and cable companies. In normal circumstances, the Fund intends to invest at least 80% of its assets in such securities. There can be no assurance that such objective will be achieved. It is anticipated that the Fund will invest primarily in common stocks of utility companies that the investment adviser believes have the potential for high expected return; however, the Fund may invest primarily in preferred stocks and debt securities of utility companies when it appears that the Fund will be better able to achieve its investment objective through investments in such securities, or when the Fund is temporarily in a defensive position. The remaining 20% of its assets may be invested in other securities, including stocks, debt obligations and money market instruments, as well as certain derivative instruments. Moreover, should extraordinary conditions affecting such sectors or securities markets as a whole warrant, the Fund may temporarily be primarily invested in money market instruments.

    The Fund's investment objective is a fundamental policy and, therefore, may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the Investment Company Act). Fund policies that are not fundamental may be modified by the Board of Directors.

    The Fund may invest in debt securities of utility companies when the Fund is temporarily in a defensive position or when it appears that the Fund will be better able to achieve its investment objective through investment in such securities. The Fund may invest its net assets in debt securities rated investment grade by a nationally recognized statistical rating organization (NRSRO), such as Standard & Poor's Ratings Group (S&P) or Moody's Investors Service (Moody's) or, if unrated, determined by the investment adviser to be of comparable quality. The term "investment grade" refers to securities rated within the four highest quality grades by S&P, Moody's or another NRSRO.
Securities rated Baa by Moody's or BBB by S&P, although considered to be investment grade, lack outstanding investment characteristics and, in fact, have speculative characteristics. Lower rated securities are subject to greater risk of loss of principal and interest. Debt securities may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).

    The Fund may invest up to 30% of its total assets in securities of foreign issuers, which may involve additional risks. See "Foreign Securities" below. The Fund may also invest in American Depositary Receipts, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. American Depositary Receipts are not considered foreign securities for purposes of the 30% limitation.

    As a result of the Fund's concentration of its investments, it is subject to risks associated with the utility industry. Among these are inflationary and other cost increases in fuel and other operating expenses, high interest costs on borrowings needed for capital construction programs, including compliance with environmental regulations, and changes in the regulatory climate.

    The Fund anticipates that, due to short-term trading and the use of options, its portfolio turnover rate may exceed 100%, although the rate is not expected to exceed 200%. See "Investment Objective and Policies-Portfolio Turnover" in the Statement of Additional Information.

    Foreign Securities

    The Fund may invest up to 30% of its total assets in foreign securities. In many instances, foreign debt securities may provide higher yields but may be subject to greater fluctuations in price than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government, its instrumentalities or agencies.

    Foreign securities involve certain risks which should be considered carefully by an investor in the Fund. These risks include exchange rate fluctuations, political, social or economic instability of the country of issue, diplomatic developments which could affect the assets of the Fund held in foreign countries, and the possible imposition of exchange controls, withholding taxes on dividends or interest payments, confiscatory taxes or expropriation. There may be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States, foreign brokerage commissions and custody fees are generally higher than those in the United States, and foreign security settlements will in some instances be subject to delays and related administrative uncertainties. The Fund will probably have greater difficulty in obtaining or enforcing a court judgment abroad than it would have doing so within the United States. Less information may be publicly available about a foreign company than about a domestic company, and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. In addition, foreign securities markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies.

    Although the foreign companies in which the Fund may invest will be providing products and services substantially similar to domestic companies in which the Fund has and may invest, the utility companies of many major countries,  such as the United  Kingdom,  Spain and Mexico,  have only  recently substantially increased investor ownership (including ownership by U.S. investors) and, as a result, have only recently become subject to adversarial rate-making procedures. In addition, certain foreign utilities are experiencing demand growth at rates greater than economic expansion in their countries or regions. These factors as well as those associated with foreign issuers generally may affect the future values of foreign securities held by the Fund.

HEDGING AND INCOME ENHANCEMENT STRATEGlES

    The Fund may also engage in various portfolio strategies, including purchasing and selling derivatives, to reduce certain risks of its investments and to attempt to enhance return. These strategies include (1) the purchase and writing (i.e., sale) of put and call options on equity securities and on stock indices, (2) the purchase and sale of listed stock and bond index futures and options thereon and (3) the purchase and sale of options on foreign currencies and futures contracts on foreign currencies and options thereon. The Fund may engage in these transactions on U.S. or foreign securities exchanges or, in the case of equity and stock index options, in the over-the-counter market. The Fund may also purchase and sell forward foreign currency exchange contracts. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent they are consistent with its investment objective and policies. See "Investment Objective and Policies" in the Statement of Additional Information.

    Options Transactions

    Options on Equity Securities. The Fund may purchase and write (i.e., sell) put and call options on equity securities that are traded on securities exchanges, on NASDAQ (NASDAQ options) or in the over-the-counter market (OTC).

    A call option is a short-term contract which gives the purchaser, in return for a premium paid, the right to buy the security subject to the option at a specified exercise price at any time during the term of the option. The writer of the call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending on the terms of the option contract, the underlying securities to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

    A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund as the writer of a put option might, therefore, be obligated to purchase underlying securities for more than their current market price.

    The Fund will write only "covered" call options. A call option on debt or equity securities written by the Fund is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds, on a share-for-share basis, a call on the same security as the call written by the Fund where the exercise price of the call held is equal to or less than the exercise price of the call written, or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high-grade short-term obligations or short-term U.S. Government securities in a segregated account with its Custodian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

    The Fund may also purchase a "protective put," i.e., a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indices as described below.

    Options on Stock Indices. The Fund may also purchase and write (i.e., sell) put and call options on stock indices traded on securities exchanges, on NASDAQ or in the OTC market. Such options may include options on non-utility companies. Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of a stock at a specified price, an option on a stock index gives the holder the right in return for premium paid to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the index option, in return for a premium, is obligated to pay the amount of cash due upon exercise of the option. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the underlying market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

    The Fund's successful use of options on indices depends upon the investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being written against is imperfect and the risk from imperfect correlation increases as the composition of the Fund's portfolio diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being written against may not be wholly offset by a gain on the exercise of a stock index put option held by the Fund. Likewise, if a stock index call option written by the Fund is exercised, the Fund may incur a loss on the transaction which is not offset, in whole or in part, by an increase in the value of the securities being written against, which securities may, depending on market circumstances, decline in value. For additional discussion of risks associated with these transactions, see "Investment Objective and Policies-Limitations on Purchase and Sale of Stock and Bond Index Futures and Options Thereon" in the Statement of Additional Information.

    Options on Foreign Currencies. The Fund is permitted to purchase and write put and call options on foreign currencies and on futures contracts on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies and on futures contracts on foreign currencies are similar to options on stock, except that the Fund has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

    The Fund may purchase and write options to hedge the Fund's portfolio securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the Fund's portfolio securities are denominated, the dollar value of such securities will decline even though the foreign currency value remains the same. To hedge against the decline of the foreign currency, the Fund may purchase put options on futures contracts on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio securities. Alternatively, the Fund may write a call option on a futures contract on the foreign currency. If the value of the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.

    If, on the other hand, the investment adviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, the Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

    Forward Foreign Currency Exchange Contracts

    The Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. These contracts are traded in the interbank market conducted directly between currency traders (typically large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged for such trades.

    The Fund may not use forward contracts to generate income, although the use of such contracts may incidentally generate income. There is no limitation on the value of forward contracts into which the Fund may enter. However, the Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Fund will not speculate in forward contracts. The Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities held in its portfolio denominated or quoted in, or currently convertible into, such currency.

    When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transaction, the Fund will be able to protect itself against possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.
Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract, for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities of the Fund denominated in such foreign currency. Requirements under the Internal Revenue Code of 1986, as amended (Internal Revenue Code) for qualification as a regulated investment company may limit the Fund's ability to engage in transactions in forward contracts. See "Taxes" in the Statement of Additional Information.

    Futures Transactions

    Stock and Bond Index Futures. The Fund may use listed stock and bond index futures traded on a commodities exchange or board of trade for hedging, income enhancement and risk management purposes.

    A stock or bond index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. See "Investment Objective and Policies-Futures Contracts and Options Thereon" in the Statement of Additional Information.

    Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of "commodity pool operator", subject to compliance with certain conditions. The exemption is conditioned upon the Fund's purchasing and selling futures contracts and options thereon for bona fide hedging transactions, except that the Fund may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets.

    Options on Stock and Bond Index Futures. The Fund may also purchase and write options on stock and bond index futures for hedging, income enhancement and risk management purposes. In the case of options on stock or bond index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume a position in a stock or bond index futures contract (a long position if the option is a call and short position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account, which represents the amount by which the market price of the stock or bond index futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the stock or bond index future. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires.

    Futures Contracts on Foreign Currencies. The Fund is permitted to buy and sell futures contracts on foreign currencies (futures contracts) such as the European Currency Unit, and purchase and write options thereon for hedging purposes. A European Currency Unit is a basket of specified amounts of the currencies of certain member states of the European Union, a Western European economic cooperative organization including, inter alia, France, Germany, The Netherlands and the United Kingdom. The Fund will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract on foreign currency means the assumption of a contractual obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract is valued daily and the payment of "variation margin" may be required, resulting in the Fund's paying or receiving cash that reflects any decline or increase, respectively, in the contract's value, a process known as "mark to market."

    The Fund's successful use of futures contracts and options thereon depends upon the investment advlser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contract, resulting in losses to the Fund. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of a futures contract or option thereon may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or options thereon on any particular day. In addition, if the Fund purchases futures to hedge against market advances before it can invest in stocks or bonds in an advantageous manner and the market declines, the Fund might incur a loss on the futures contract. In addition, the ability of the Fund to close out a futures position or an option depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option thereon at any particular time. See "Investment Objective and Policies-Limitations on the Purchase and Sale of Stock and Bond Index Futures and Options Thereon" in the Statement of Additional Information.

    The Fund's ability to enter into futures  contracts and options  thereon may
also  be  limited  by  the   requirements  of  the  Internal  Revenue  Code  for
qualification as a regulated investment company.

    Risks of Hedging and Income Enhancement Strategies

    Participation in the options or futures markets and in currency exchange transactions involves investment risks to which the Fund would not be subject and transaction costs from which no future benefit may be derived absent the use of these strategies. If the investment adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions. See "Investment Objective and Policies" and "Taxes" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES

    Borrowing and Securities Lending

    The Fund may also borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings.

    The Fund does not presently intend to lend securities except to the extent that the entry into repurchase agreements may be considered such lending. See "Investment Objective and Policies-Borrowing" and "Investment Objective and Policies-Lending of Securities" in the Statement of Additional Information.

    When-Issued and Delayed Delivery Securities

    The Fund  may  purchase  or sell  securities  on a  when-issued  or  delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will maintain, in a segregated account of the Fund, cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the Fund's purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

    Repurchase Agreements

    The Fund may on occasion enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by PMF pursuant to an order of the Securities and Exchange Commission (SEC). See "Investment Objective and Policies-Repurchase Agreements" in the Statement of Additional Information.

    Illiquid Securities

    The Fund may invest up to 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

    The staff of the SEC has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

INVESTMENT RESTRICTIONS

    The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

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                            HOW THE FUND IS MANAGED

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    The Fund has a Board of Directors which, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, as set forth below, decides upon matters of general policy. The Fund's Manager conducts and supervises the daily business operations of the Fund. The Fund's Subadviser furnishes daily investment advisory services.

    For the fiscal year ended December 31, 1994, the Fund's total expenses as a percentage of average net assets for Class A, Class B and Class C shares were
 .88%, 1.63% and 1.70% (annualized), respectively. See "Financial Highlights."


MANAGER

    Prudential Mutual Fund Management, Inc. (PMF or the Manager), One Seaport Plaza, New York, New York 10292, is the Manager of the Fund and is compensated for its services at an annual rate of .60 of 1% of the Fund's average daily net assets up to and including $250 million, .50 of 1% of the next $500 million, .45 of 1% of the next $750 million, .40 of 1% of the next $500 million, .35 of 1% of the next $2 billion, .325 of 1% of the next $2 billion and .30 of 1% of the excess over $6 billion of the Fund's average daily net assets. PMF was incorporated in May 1987 under the laws of the State of Delaware. For the fiscal year ended December 31, 1994, the Fund paid management fees to PMF of .40% of the Fund's average net assets. See "Manager" in the Statement of Additional Information.

    As of January 31, 1995, PMF served as the manager to 39 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 30 closed-end investment companies with aggregate assets of approximately $45 billion.

    Under the Management Agreement with the Fund, PMF manages the investment operations of the Fund and also administers the Fund's corporate affairs. See "Manager" in the Statement of Additional Information.


    Under a Subadvisory Agreement between PMF and The Prudential Investment Corporation (PIC or the Subadviser), PIC furnishes investment advisory services in connection with the management of the Fund and is reimbursed by PMF for its reasonable costs and expenses incurred in providing such services. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.

    The current portfolio manager of the Fund is David A. Kiefer, CFA. Mr. Kiefer is a Senior Portfolio Manager of Prudential Investment Advisors, a unit of PIC. Mr. Kiefer is responsible for day-to-day management and stock selection for the Fund. Mr. Kiefer joined PIC in 1992 as an equity analyst for the Fund. Prior thereto, he attended business school and worked as a utility analyst for a Prudential subsidiary for two years.

    PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

    On October 12, 1993, a lawsuit was instituted against the Fund, PMF, PIC, Prudential Securities Incorporated, and certain current and former directors of the Fund. The suit was brought by plaintiffs both derivatively on behalf of the Fund and purportedly on behalf of the class of shareholders who purchased their shares prior to 1985. The plaintiffs sought damages on behalf of the Fund under
Section 36(b) of the Investment Company Act in an unspecified amount for alleged excessive management and distribution fees. The complaint also challenged the Alternative Purchase Plan that was implemented in January 1990 pursuant to a shareholder vote and that provided for the creation of two classes of shares. The plaintiff, on behalf of the purported class, sought damages and equitable relief under the Act and State common law against the Fund and certain named directors to change the classification of the shares of the class and to compel a further vote on the plan. On August 5, 1994, the United States District Court for the Southern District of New York dismissed all of the claims in the complaint except 1) the claims under Section 36(b) of the Investment Company Act for excessive fees and 2) the state law claim for breach of fiduciary duty in connection with the adoption of the Plan. Although the outcome of this litigation cannot be predicted at this time, the defendants believe they have meritorious defenses to the claims remaining and intend to defend this action vigorously. In any case, management does not believe that the outcome of this action is likely to have a material adverse effect on the Fund.

DISTRIBUTOR

    Prudential Mutual Fund Distributors, Inc. (PMFD), One Seaport Plaza, New York, New York 10292, is a corporation organized under the laws of the State of Delaware and serves as the distributor of the Class A shares of the Fund. It is a wholly-owned subsidiary of PMF.

    Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, is a corporation organized under the laws of the State of Delaware and serves as the distributor of the Class B and Class C shares of the Fund. It is an indirect, wholly-owned subsidiary of Prudential.

    Under separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and separate distribution agreements (the Distribution Agreements), PMFD and Prudential Securities (collectively, the Distributor) incur the expenses of distributing the Fund's Class A, Class B and Class C shares. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or other financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Fund may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.

    Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

    Under the Class A Plan, the Fund may pay PMFD for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of up to .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. PMFD has agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 1995.

    For the fiscal year ended December 31, 1994, PMFD received payments of $734,666 under the Class A Plan. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended December 31, 1994, PMFD also received approximately $1,268,700 in initial sales charges.

    Under the Class B and Class C Plans, the Fund pays Prudential Securities for its distribution-related activities with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. The Class B and Class C Plans provide for the payment to Prudential Securities of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of each of the Class B and Class C shares and (ii) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide-How to Sell Your Shares-Contingent Deferred Sales Charges."

    For the fiscal year ended December 31, 1994, Prudential Securities incurred distribution expenses of approximately $15,181,700 under the Class B Plan and received $41,520,608 from the Fund under the Class B Plan. In addition, Prudential Securities received approximately $8,431,000 in contingent deferred sales charges from redemptions of Class B shares during the year.

    For the period August 1, 1994 through December 31, 1994, Prudential Securities incurred distribution expenses of approximately $7,000 under the Class C Plan and received $1,791 from the Fund under the Class C Plan. Prudential Securities did not receive any contingent deferred sales charges from redemptions of Class C shares during this period.

    For the fiscal year ended December 31, 1994, the Fund paid distribution expenses of .25%, 1.00%, and 1.00% (annualized) of the average net assets of the Class A, Class B and Class C shares, respectively. The Fund records all payments made under the Plans as expenses in the calculation of net investment income. Prior to August 1, 1994, the Class A and Class B Plans operated as
"reimbursement type" plans and, in the case of Class B, provided for the reimbursement of distribution expenses incurred in current and prior years. See "Distributor" in the Statement of Additional Information.

    Distribution expenses attributable to the sale of shares of the Fund will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

    Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the

Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons who distribute shares of the Fund. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

    The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

    On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

    Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

    In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

    For  more  detailed  information   concerning  the  foregoing  matters,  see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

    The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.


PORTFOLIO TRANSACTIONS

    Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

    Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent, and in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.


--------------------------------------------------------------------------------

                         HOW THE FUND VALUES ITS SHARES

--------------------------------------------------------------------------------

    The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Board of Directors has fixed the specific time of day for the computation of the Fund's net asset value to be as of 4:15 P.M., New York time.

    Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Directors. See "Net Asset Value" in the Statement of Additional Information.

    The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


    Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. It is expected, however, that the NAV per share of the three classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution-related expense accrual differential among the classes.


--------------------------------------------------------------------------------

                      HOW THE FUND CALCULATES PERFORMANCE

--------------------------------------------------------------------------------

    From time to time the Fund may advertise its "total return" (including "average annual" total return and "aggregate" total return) and "yield" in advertisements or sales literature. Total return and yield are calculated separately for Class A, Class B and Class C shares. These figures are based on historical earnings and are not intended to indicate future performance. The "total return" shows how much an investment in the Fund would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The "yield" refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized"; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals, and market indices. See "Performance Information" in the Statement of Additional Information. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund. Further performance information is contained in the Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide-Shareholder Services-Reports to Shareholders."

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                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------

Taxation of the Fund


    The Fund has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). Accordingly, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, that it distributes to its shareholders. See "Taxes" in the Statement of Additional Information.

Taxation of Shareholders

    Any dividends out of net investment income, together with distributions of net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses), will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individual shareholders is 28%. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income.

    Dividends and distributions are generally taxable to shareholders in the year in which received. However, certain dividends declared by the Fund will be treated as received by shareholders on December 31 of the calendar year in which such dividends occur. This rule applies to dividends declared by the Fund in October, November or December of a calendar year, payable to shareholders of record on a date in any such month, if such dividends are paid during January of the following calendar year.

    Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to foreign dividends, interest income, capital gain, net income and gain or loss from other sources are not eligible for the corporate dividends received deduction. See "Taxes" in the Statement of Additional Information. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends received deduction.

    Any gain or loss realized upon a sale or redemption of Fund shares by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss. Any such loss, however, on shares that are held for six months or less will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder with respect to those shares.

    The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes.

However, such opinions are not binding on the Internal Revenue Service.

    Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

Withholding Taxes

    Under the Internal Revenue Code, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividend, capital gain distributions and redemption proceeds payable to individuals and certain noncorporate shareholders who fail to furnish correct tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders). Withholding at this rate is also required from dividends and capital gains distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Dividends of net investment income and net short-term capital gains paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).

Dividends and Distributions

    The Fund expects to pay dividends of net investment income, if any, quarterly and make distributions at least annually of any net capital gains. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."

    Dividends and distributions will be paid in additional Fund shares based on the NAV of each class on the record date, or such other date as the Board of Directors may determine, unless the shareholder elects in writing not less than five business days prior to the record date to receive such dividends and distributions in cash. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis. To the extent that, in a given year, distributions to shareholders exceed recognized net investment income and recognized short-term and long-term capital gains for the year, shareholders will have received a return of capital in respect of such year and, in an annual statement, will be notified of the amount of any return of capital for such year. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash.

    When the Fund goes "ex-dividend," the NAV of each class is reduced by the amount of the dividend or distribution allocable to each class. If you buy shares just prior to the ex-dividend date (which generally occurs four business days prior to the record date), the price you pay will include the dividend or distribution and a portion of your investment will be returned to you as a taxable dividend or distribution. You should, therefore, consider the timing of dividends and distributions when making your purchases.

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                              GENERAL INFORMATION

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DESCRIPTION OF COMMON STOCK


    The Fund was incorporated in Maryland on April 29, 1981. The Fund is authorized to issue 2 billion shares of common stock, $.01 par value per share, divided into three classes, designated Class A, Class B and Class C common stock, which consists of 566,666,666 shares of Class A common stock, 866,666,667 shares of Class B common stock and 566,666,667 shares of Class C common stock. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class bears different distribution expenses, (ii) each class has exclusive voting rights with respect to its distribution and service plan (except that the Fund has agreed with the SEC in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A Plan to both Class A and Class B shareholders), (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed-Distributor." The Fund has received an order from the SEC permitting the issuance and sale of multiple classes of common stock. Currently, the Fund is offering three classes, designated Class A, Class B and Class C shares. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine.

    The Board of Directors may increase or decrease the number of authorized shares without approval by the shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide-How to Sell Your Shares." Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Common Stock of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Directors.

    The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

ADDITIONAL INFORMATION

    This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all of the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


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                               SHAREHOLDER GUIDE

--------------------------------------------------------------------------------

HOW TO BUY SHARES OF THE FUND

    You may purchase shares of the Fund through Prudential Securities, Prusec or directly from the Fund through its Transfer Agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), Attention: Investment

Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020. The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. The minimum initial investment requirement is waived for purchases of Class A shares effected through an exchange of Class B shares of The BlackRock Government Income Trust. See "Shareholder Services" below.

    The purchase price is the NAV per share next determined following receipt of an order by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."

    Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.

    The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

    Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment.

    Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.

    Purchase by Wire. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Utility Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B or Class C shares).

    If you arrange for receipt by State Street of Federal Funds prior to 4:15 P.M., New York time, on a business day, you may purchase shares of the Fund as of that day.

    In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Utility Fund, Inc., Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

    The Fund offers three classes of shares (Class A, Class B and Class C shares) which allows you to choose the most beneficial sales charge structure for your individual circumstances given the amount of the purchase, the length of time you expect to hold the shares and other relevant circumstances (Alternative Purchase Plan).


                                                   Annual 12b-1 Fees
                                               (as a % of average daily
                   Sales Charge                       net assets)                  Other Information
         ----------------------------------    ------------------------    ------------------------------


Class A  Maximum initial sales charge of 5%      .30 of 1% (Currently      Initial sales charge waived or
         of the public offering price            being charged at          reduced for certain purchases
                                                 a rate of .25 of 1%)

Class B  Maximum contingent deferred sales       1%                        Shares convert to Class A shares
         charge or CDSC of 5% of the lesser                                approximately seven years after
         of the amount invested or the                                     purchase
         redemption proceeds; declines to
         zero after six years

Class C  Maximum CDSC of 1% of the lesser        1%                        Shares do not convert to another
         of the amount invested or the                                     class
         redemption proceeds on
         redemptions made within one year
         of purchase



    The three classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights with respect to its Plan (except as noted under the heading "General Information-Description of Common Stock"), and
(iii) only Class B shares have a conversion feature. The three classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.


    Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.

    In selecting a purchase alternative, you should consider, among other things, (1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature-Class B Shares" below).


    The following is provided to assist you in determining which method of purchase suits your individual circumstances and is based on current fees and expenses being charged to the Fund:


    If you intend to hold your investment in the Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

    If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

    If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

    If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B and Class C shares for the higher cumulative annual distribution-related fees on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fees on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions during which the CDSC is applicable.

    All purchases of $1 million or more, either as part of a single investment or under Rights of Accumulation or Letters of Intent, must be for Class A shares. See "Reduction and Waiver of Initial Sales Charges" below.

    Class A Shares

    The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                          Sales Charge as   Sales Charge as Dealer Concession
                           Percentage of     Percentage of   as Percentage of
Amount of Purchase         Offering Price   Amount Invested   Offering Price
------------------         --------------   ---------------   --------------

Less than $25,000 ......        5.00%             5.26%            4.75%
$25,000 to $49,999 .....        4.50              4.71             4.25
$50,000 to $99,999 .....        4.00              4.17             3.75
$100,000 to $249,999 ...        3.25              3.36             3.00
$250,000 to $499,999 ...        2.50              2.56             2.40
$500,000 to $999,999 ...        2.00              2.04             1.90
$1,000,000 and above ...        None              None             None

    Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.

    Reduction and Waiver of Initial Sales Charges. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund
Shares-Reduction and Waiver of Initial Sales Charges-Class A Shares" in the Statement of Additional Information.


    Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (Benefit Plans), provided that the plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 1,000 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by PSI or its subsidiaries (PSI or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

    Prudential Vista Program. Class A shares are offered at net asset value to certain qualified employee retirement benefit plans under Section 401 of the Internal Revenue Code, for which Prudential Defined Contribution Services serves as the recordkeeper provided that such plan is also participating in the Prudential Vista Program (PruVista Plan), and provided further that (i) for existing plans, the plan has existing assets of at least $1 million and at least 100 eligible employees or participants, and (ii) for new plans, the plan has at least 500 eligible employees or participants. The term "existing assets" for this purpose includes transferable cash and GICs (guaranteed investment contracts) maturing within 4 years.

    Special Rules Applicable to Retirement Plans. After a Benefit Plan or the PruVista Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

    Other Waivers. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a)
Directors and officers of the Fund and other Prudential Mutual Funds, (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities, provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 90 days of the commencement of the financial adviser's employment at Prudential Securities, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.

    You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares-Reduction and Waiver of Initial Sales Charges-Class A Shares" in the Statement of Additional Information.


    Class B and Class C Shares

    The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV per share next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-Contingent Deferred Sales Charges."

HOW TO SELL YOUR SHARES


    You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form by the Transfer Agent or Prudential Securities. See "How the Fund Values its Shares." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.


    If you hold shares of the Fund through Prudential Securities, you must redeem your shares by contacting your Prudential Securities financial adviser. If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

    Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request, except as indicated below. If you hold shares through Prudential Securities, payment for shares presented for redemption will be credited to your Prudential Securities account, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits, provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (b), (c) or (d) exist.

    Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or official bank check.

    Redemption in Kind. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

    Involuntary Redemption. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any involuntary redemption.


    90-day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. No sales charge will apply to such repurchases. You will receive pro rata credit for any contingent deferred sales charge paid in connection with the redemption of Class B or Class C shares. You must notify the Fund's Transfer Agent, either directly or through Prudential Securities or Prusec, at the time the repurchase privilege is exercised that you are entitled to credit for the contingent deferred sales charge previously paid. Exercise of the repurchase privilege will not generally affect federal income tax treatment of any gain realized upon redemption. If the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, will not be allowed for federal income tax purposes.

    Contingent Deferred Sales Charges


    Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares of the Fund to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. See "How the Fund is Managed-Distributor" and "Waiver of the Contingent Deferred Sales Charges-Class B Shares" below.


    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

    The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                           Contingent Deferred
                                                                   Sales
                                                          Charge as a Percentage
Year Since Purchase                                       of Dollars Invested or
    Payment Made                                            Redemption Proceeds
-------------------                                       ----------------------

    First ......................................................  5.0%
    Second .....................................................  4.0%
    Third ......................................................  3.0%
    Fourth .....................................................  2.0%
    Fifth ......................................................  1.0%
    Sixth ......................................................  1.0%
    Seventh ....................................................   None


    In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Fund shares made during the preceding six years (five years for shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; then of amounts representing the cost of shares acquired prior to July 1, 1985; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


    For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

    For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

    Waiver of the Contingent Deferred Sales Charges-Class B Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

    The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b)
custodial account. These distributions include: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;
(ii) in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59-1/2; and (iii) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (i.e., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and PSI or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

    In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

    You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares-Waiver of the Contingent Deferred Sales Charge-Class B Shares" in the Statement of Additional Information.

    A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares-Quantity Discount-Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE-CLASS B SHARES


    Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. It is currently anticipated that conversions will occur during the months of February, May, August and November. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B Shares occurred in February 1995, when the conversion feature was first implemented.


    Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

    For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

    Since annual distribution-related fees are lower for Class A shares than for Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

    For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


    The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service that (i) the dividends and other distributions paid on Class A, Class B and Class C shares will not constitute "preferential dividends" under the Internal Revenue Code and
(ii) the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.


HOW TO EXCHANGE YOUR SHARES

    As a shareholder of the Fund, you have an exchange privilege with certain other Prudential Mutual Funds (the Exchange Privilege), including one or more specified money market funds, subject to the minimum investment requirements of such funds. Class A, Class B and Class C shares of the Fund may be exchanged for Class A, Class B and Class C shares, respectively, of another fund on the basis of the relative NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time that shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than the Prudential Special Money Market Fund. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature-Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account-Exchange Privilege" in the Statement of Additional Information.

    In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

    If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

    If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be returned in order for the shares to be exchanged. See "How to Sell Your Shares" above.

    You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services, Inc. at the address noted above.


    Special Exchange Privilege. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV. See "Alternative Purchase Plan-Class A Shares-Reduction and Waiver of Initial Sales Charges" above. Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. It is currently anticipated that this exchange will occur quarterly in February, May, August and November. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.


     The Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

    In addition to the Exchange Privilege, as a shareholder of the Fund, you can take advantage of the following additional services and privileges:

    *Automatic Reinvestment of Dividends and/or Distributions Without a Sales Charge. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

    *Automatic Savings Accumulation Plan (ASAP). Under ASAP, you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

    *Tax-Deferred Retirement Plans. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

    *Systematic Withdrawal Plan. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-Contingent Deferred Sales Charges" above.

    *Reports to Shareholders. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at One Seaport Plaza, New York, New York 10292. In addition, monthly unaudited financial data is available upon request from the Fund.

    *Shareholder Inquiries. Inquiries should be addressed to the Fund at One Seaport Plaza, New York, New York 10292, or by telephone at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).

    For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                    THE PRUDENTIAL MUTUAL FUND FAMILY

--------------------------------------------------------------------------------

    Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

    Taxable Bond Funds


Prudential Adjustable Rate Securities Fund, Inc.
Prudential Diversified Bond Fund, Inc.
Prudential GNMA Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio
Prudential U.S. Government Fund
The BlackRock Government Income Trust


    Tax-Exempt Bond Funds


Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Yield Series
    Insured Series
    Modified Term Series
Prudential Municipal Series Fund
    Arizona Series
    Florida Series
    Georgia Series
    Hawaii Income Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    Minnesota Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.


    Global Funds

Prudential Europe Growth Fund, Inc.
Prudential Global Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Natural Resources Fund, Inc.
Prudential Intermediate Global Income Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential Short-Term Global Income Fund, Inc.
    Global Assets Portfolio
    Short-Term Global Income Portfolio
Global Utility Fund, Inc.

      Equity Funds

Prudential Allocation Fund
    Conservatively Managed Portfolio
    Strategy Portfolio
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Growth Opportunity Fund, Inc.
Prudential IncomeVertible\'AE Fund, Inc.
Prudential Multi-Sector Fund, Inc.
Prudential Strategist Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund

    Money Market Funds

* Taxable Money Market Funds
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund
    Money Market Series
Prudential MoneyMart Assets

* Tax-Free Money Market Funds
Prudential Tax-Free Money Fund
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series

* Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund

* Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This
Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

___________________________________________________________


                    TABLE OF CONTENTS
                                            Page
                                            ----
FUND HIGHLIGHTS..............................  2
  Risk Factors and Special Characteristics ..  2
FUND EXPENSES................................  4
FINANCIAL HIGHLIGHTS.........................  5
HOW THE FUND INVESTS.........................  8
  Investment Objective and Policies..........  8
  Hedging and
    Income Enhancement Strategies ...........  9
  Other Investments and Policies............. 13
  Investment Restrictions.................... 14
HOW THE FUND IS MANAGED...................... 14
  Manager.................................... 14
  Distributor................................ 15
  Portfolio Transactions..................... 17
  Custodian and Transfer and
    Dividend Disbursing Agent................ 18
HOW THE FUND VALUES ITS SHARES............... 18
HOW THE FUND CALCULATES PERFORMANCE.......... 18
TAXES, DIVIDENDS AND DISTRIBUTIONS........... 19
GENERAL INFORMATION.......................... 21
  Description of Common Stock................ 21
  Additional Information..................... 21
SHAREHOLDER GUIDE............................ 21
  How to Buy Shares of the Fund.............. 21
  Alternative Purchase Plan.................. 22
  How to Sell Your Shares.................... 25
  Conversion Feature--Class B Shares......... 28
  How to Exchange Your Shares................ 29
  Shareholder Services....................... 30
THE PRUDENTIAL MUTUAL FUND FAMILY............A-1
________________________________________________
MF105A                                   440133D

________________________________________________
                      Class A: 743911-20-8
          CUSIP Nos.: Class B: 743911-10-9
                      Class C: 743911-30-7
________________________________________________


Prudential
Utility
Fund, Inc.


Prudential Mutual Funds          (LOGO)
 Building Your Future
  On Our StrengthSM



PROSPECTUS

March 1, 1995

                            Prudential Mutual Funds
                         Supplement dated July 3, 1995

    The following information supplements the prospectuses of each of the Funds listed on the reverse.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

Reduction and Waiver of Initial Sales Charges.

    PruArray Plans. Class A shares may be purchased at NAV by certain retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code of 1986, as amended, (the Code), including pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Code that participate in the Transfer Agent's PruArray Program (a benefit plan record keeping service) (hereafter referred to as a PruArray Plan); provided (i) that the plan has at least $1 million in existing assets or 1,000 eligible employees or participants and (ii) that Prudential Mutual Funds constitute at least one-half of the plan's investment options. The term ``existing assets'' for this purpose includes stock issued by a PruArray Plan sponsor and shares of non-money market Prudential Mutual Funds and shares of certain unaffiliated non-money market mutual funds that participate in the PruArray Program (Participating Funds). ``Existing assets'' also include shares of money market funds acquired by exchange from a Participating Fund. After a PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

    Listed below are the names of the Prudential Mutual Funds and the dates of the prospectuses to which this supplement relates.

          Name of Fund                                        Prospectus Date
Prudential Adjustable Rate Securities Fund, Inc.              June 26, 1995
Prudential Allocation Fund                                    September 29, 1994
Prudential Diversified Bond Fund, Inc.                        January 3, 1995
                                                              (as supplemented June 20, 1995)
Prudential Equity Fund, Inc.                                  February 28, 1995
Prudential Equity Income Fund                                 December 30, 1994
Prudential Global Fund, Inc.                                  January 3, 1995
Prudential Global Genesis Fund, Inc.                          August 1, 1994
Prudential Global Natural Resources Fund, Inc.                August 1, 1994
Prudential GNMA Fund, Inc.                                    March 2, 1995
Prudential Government Income Fund, Inc.                       May 1, 1995
Prudential Growth Opportunity Fund, Inc.                      February 1, 1995
Prudential High Yield Fund, Inc.                              February 28, 1995
Prudential IncomeVertible Fund, Inc.                          March 1, 1995
Prudential Intermediate Global Income Fund, Inc.              March 2, 1995
Prudential Multi-Sector Fund, Inc.                            June 30, 1995
Prudential Pacific Growth Fund, Inc.                          January 3, 1995
Prudential Short-Term Global Income Fund, Inc.
  Global Assets Portfolio                                     January 3, 1995
  Short-Term Global Income Fund                               January 3, 1995
Prudential Structured Maturity Fund, Inc.                     March 1, 1995
Prudential U.S. Government Fund                               January 3, 1995
Prudential Utility Fund, Inc.                                 March 1, 1995
The BlackRock Government Income Trust                         November 1, 1994
                                                              (as supplemented December 30, 1994)
Global Utility Fund, Inc.                                     February 1, 1995
Nicholas-Applegate Fund, Inc.                                 March 6, 1995

                         PRUDENTIAL UTILITY FUND, INC.

                      Statement of Additional Information


                                 March 1, 1995

    Prudential Utility Fund, Inc. (the Fund), is an open-end, diversified management investment company. Its investment objective is to seek high current income and moderate capital appreciation through investment in equity and debt securities of utility companies. "Utility companies" include electric, gas, gas pipeline, telephone, telecommunications, water and cable companies. In normal circumstances, the Fund intends to invest at least 80% of its assets in such securities. It is anticipated that the Fund will invest primarily in common stocks of utility companies that the Subadviser believes have the potential for high expected return; however, the Fund may invest primarily in preferred stocks and debt securities of utility companies when it appears that the Fund will be better able to achieve its investment objective through investments in such securities, or when the Fund is temporarily in a defensive position. The remaining 20% of its assets may be invested in other securities, including stocks, debt obligations and money market instruments, as well as certain derivative instruments. Moreover, should extraordinary conditions affecting such sectors or securities markets as a whole warrant, the Fund may temporarily be primarily invested in money market instruments. There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies."


    The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.


    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated March 1, 1995, a copy of which may be obtained from the Fund upon request.


                               TABLE OF CONTENTS

                                                                 Cross-reference
                                                                    to page in
                                                           Page     Prospectus
                                                           ----  ---------------


General Information ..................................      B-2         21
Investment Objective and Policies ....................      B-2          8
Investment Restrictions ..............................      B-11        14
Directors and Officers ...............................      B-13        14
Manager ..............................................      B-15        14
Distributor ..........................................      B-17        15
Portfolio Transactions and Brokerage .................      B-19        17
Purchase and Redemption of Fund Shares ...............      B-20        21
Shareholder Investment Account .......................      B-23        21
Net Asset Value ......................................      B-26        18
Taxes ................................................      B-27        19
Performance Information ..............................      B-28        18
Custodian and Transfer and Dividend Disbursing Agent
 and Independent Accountants .........................      B-29        18
Financial Statements .................................      B-31         -
Report of Independent Accountants ....................      B-41         -


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MF105B

                              GENERAL INFORMATION

    At a special meeting held on July 19, 1994, shareholders approved an amendment to the Fund's Articles of Incorporation to change the Fund's name from Prudential-Bache Utility Fund, Inc. to Prudential Utility Fund, Inc.

                       INVESTMENT OBJECTIVE AND POLICIES


    The Fund's investment objective is to seek high current income and moderate capital appreciation through investment in equity and debt securities of utility companies. "Utility companies" include electric, gas, gas pipeline, telephone, telecommunications, water and cable companies. In normal circumstances, the Fund intends to invest at least 80% of its assets in such securities. There can be no assurance that the Fund's investment objective will be achieved. It is anticipated that the Fund will invest primarily in common stocks of utility companies that the Subadviser believes have the potential for high expected return; however, the Fund may invest primarily in preferred stocks and debt securities of utility companies when it appears that the Fund will be better able to achieve its investment objective through investments in such securities, or when the Fund is temporarily in a defensive position. The remaining 20% of its assets may be invested in other securities, including stocks, debt obligations and money market instruments, as well as certain derivative instruments. Moreover, should extraordinary conditions affecting such sectors or securities markets as a whole warrant, the Fund may temporarily be primarily invested in money market instruments. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests-Investment Objective and Policies" in the Prospectus.


Borrowing

    The Fund may borrow money for temporary, extraordinary or emergency purposes or for the clearance of transactions. Such borrowings may not exceed 20% of the value of the Fund's total assets when the loan is made. The Fund may pledge up to 20% of its total assets to secure such borrowings.

Options on Equity Securities

    The Fund may purchase put options only on equity securities held in its portfolio and write call options on such securities only if they are covered, and such call options must remain covered so long as the Fund is obligated as a writer. The Fund has undertaken with certain state securities commissions that, so long as shares of the Fund are registered in those states, it will not (a) write puts having aggregate exercise prices greater than 25% of net assets; or
(b) purchase (i) put options on stocks not in the Fund's portfolio, (ii) put options on stock indices or (iii) call options on stocks or stock indices if, after such purchase, the aggregate premiums paid for such options currently owned would exceed 10% of the Fund's net assets; provided, however, that the Fund could purchase put options on stocks held by the Fund if after such purchase the aggregate premium paid for such options does not exceed 20% of the Fund's total assets.

    The Fund may purchase put and call options and write covered call options on
equity  securities  traded  on  securities  exchanges,   on  NASDAQ  or  in  the
over-the-counter market (OTC options).

    The Fund may purchase and write put and call options on stock indices traded on securities exchanges, on NASDAQ or in the over-the-counter market.

    Call Options on Stock. The Fund may, from time to time, write call options on its portfolio securities. The Fund may write only call options which are "covered," meaning that the Fund either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian), upon conversion or exchange of other securities currently held in its portfolio. In addition, the Fund will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described below. If the Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to the Fund by the purchaser of the option is the "premium." The Fund's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Fund were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. There can be no assurance that a closing purchase transaction can be effected.

    The Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. In order to write a call option, the Fund is required to comply with the rules of The Options Clearing Corporation and the various exchanges with respect to collateral requirements. The Fund may not purchase call options on individual stocks except in connection with a closing purchase transaction. It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by the Fund for writing the option.

    Put Options on Stock. The Fund may also purchase put and call options. If the Fund purchases a put option, it has the option to sell a given security at a specified price at any time during the term of the option. If the Fund purchases a call option, it has the option to buy a security at a specified price at any time during the term of the option.

    Purchasing put options may be used as a portfolio investment strategy when the investment adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund is holding a security which it feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold prior to its expiration.

Stock Index Options

    Except as described below, the Fund will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, any combination of cash, cash equivalents or "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

    If the Fund has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, one or more "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

    If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate, escrow or pledge an amount in cash, Treasury bills or other high-grade short-term obligations equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash, U.S. Government or other high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a securities exchange or listed on NASDAQ against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high-grade short-term obligations in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.

Futures Contracts and Options Thereon

    Stock and Bond Index Futures. The Fund will purchase and sell stock and bond index futures contracts as a hedge against changes resulting from market conditions in the values of securities which are held in the Fund's portfolio or which it intends to purchase or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. In instances involving the purchase of stock or bond index futures contracts by the Fund, an amount of cash, cash equivalents and U.S. Government securities, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

    Pursuant to the requirements of the Commodity Exchange Act, all futures contracts and options thereon must be traded on an exchange. Therefore, as with exchange-traded options, a clearing corporation is technically the counterparty on every futures contract and option thereon.

    Options on Stock and Bond Index Futures Contracts. In the case of options on stock or bond index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume a position in a stock or bond index futures contract (a long position if the option is a call and a short position if the option is a put).  If
the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account, which represents the amount by which the market price of the stock or bond index futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the stock or bond index future. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires.

Limitations on the Purchase and Sale of Stock Options, Options on Indices, and Stock and Bond Index Futures and Options Thereon

    Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (the Investment Company Act), are exempt from the definition of "commodity pool operator", subject to compliance with certain conditions. The exemption is conditioned upon the Fund's purchasing and selling futures contracts and options thereon for bona fide hedging transactions, except that the Fund may purchase and sell futures and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets.

    Risks of Transactions in Stock Options. Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event it might not be possible to effect closing transactions in particular exchange-traded options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    In the case of OTC options, it is not possible to effect a closing transaction in the same manner as exchange-traded options because a clearing corporation is not interposed between the buyer and seller of the option. When the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the OTC option. Any such cancellation, if agreed to, may require the Fund to pay a premium to the counterparty. While the Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. Alternatively, the Fund could write an OTC call option to, in effect, close an existing OTC call option or write an OTC put option to close its position on an OTC put option. However, the Fund would remain exposed to each counterparty's credit risk on the put or call until such option is exercised or expires. There is no guarantee that the Fund will be able to write put or call options, as the case may be, that would effectively close an existing position. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option.

    The Fund may also purchase a "protective put," i.e., a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock or bond indices in the over-the-counter market.

    As discussed above, an OTC option is a direct contractual relationship with another party. Consequently, in entering into OTC options, the Fund will be exposed to the risk that the counterparty will default on, or be unable to complete, due to bankruptcy or otherwise, its obligation on the option. In such an event, the Fund may lose the benefit of the transaction. The value of an OTC option to the Fund is dependent upon the financial viability of the counterparty. If the Fund decides to enter into transactions in OTC options, the Subadviser will take into account the credit quality of counterparties in order to limit the risk of default by the counterparty.

    The staff of the Securities and Exchange Commission (SEC) has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the

Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

    Risks of Options on Indices. The Fund's purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

    Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market in which the securities comprising the index are traded generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities. The investment adviser currently uses such techniques in conjunction with the management of other mutual funds.

    Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indices which include a number of securities sufficient to minimize the likelihood of a trading halt in the index, such as the S&P 100 or S&P 500 index option.

    Trading in index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time a number of additional index option contracts have been introduced including options on industry indices. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stocks.

    Special Risks of Writing Calls on Indices. Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indices only under the circumstances described above under "Stock Index Options."

    Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of a particular index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such an event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the price of the Fund's portfolio does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

    Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 20% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

    When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock or bond options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

    Special Risks of Purchasing Puts and Calls on Indices. If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

    Risks of Transactions in Options on Stock and Bond Index Futures. There are several risks in connection with the use of options on stock and bond index futures contracts as a hedging device. The correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of interest rates and other factors affecting markets for securities may still not result in a successful hedging transaction.

    Futures prices often are extremely volatile so successful use of options on stock or bond index futures contracts by the Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of markets, changes in supply and demand, interest rates, international political and economic policies, and other factors affecting the stock and bond markets generally. For example, if the Fund has hedged against the possibility of a decrease in an index which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, then the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements at a time when it is disadvantageous to do so. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market.

    The hours of trading of options on stock or bond index futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

    Options on stock and bond index futures contracts are highly leveraged and the specific market movements of the contract underlying an option cannot be predicted. Options on futures must be bought and sold on exchanges. Although the exchanges provide a means of selling an option previously purchased or of liquidating an option previously written by an offsetting purchase, there can be no assurance that a liquid market will exist for a particular option at a particular time. If such a market does not exist, the Fund, as the holder of an option on futures contracts, would have to exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit, and if the Fund were the writer of the option, its obligation would not terminate until the option expired or the Fund was assigned an exercise notice.

Forward Foreign Currency Exchange Contracts

    Since investments in foreign companies will usually involve currencies of foreign countries, and since the Fund may hold funds in bank deposits in foreign currencies, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

    Forward foreign currency exchange contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. They are not traded on exchanges regulated by the CFTC or SEC. As a result, many of the protections afforded to exchange participants will not be available.

    The Fund may enter into forward foreign currency exchange contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will thereby be served. The Fund's Custodian will place cash or liquid equity or debt securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

    The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

    If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    The Fund's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies

    Instead of purchasing or selling futures or forward currency exchange contracts, the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies either on exchanges or in over-the-counter markets or by writing put options or covered call options on currencies. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing such options.

    The Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currrency other than the foreign currency in which such security is denominated, where the values of such different currencies (vis-a-vis the U.S. dollar) historically have a high degree of positive correlation.

Risk of Transactions in Exchange Traded Options

    An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profits and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying currencies acquired through the exercise of call options or upon the purchase of underlying currencies for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency until the option expires or it delivers the underlying currency upon exercise.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading or volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options which are cleared by a clearinghouse whose facilities are considered to be adequate to handle the volume of options transactions.

Risks of Options on Foreign Currencies


    Options on foreign currencies involve the currencies of two nations and, therefore, developments in either or both countries can affect the values of options on foreign currencies. Risks include those described in the Prospectus under "How the Fund Invests - Hedging and Income Enhancement Strategies," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represents odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Options markets may be closed while round-the-clock interbank currency markets are open. This can create price and rate discrepancies.


Risks of Transactions in Futures Contracts on Foreign Currencies

    There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. Therefore, a correct forecast of currency rates, market trends or international political trends by the Manager or Subadviser may still not result in a successful hedging transaction.

    Although the Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event the Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract. Currently, futures contracts are available on the Australian Dollar, British Pound, Canadian Dollar, French Franc, Japanese Yen, Swiss Franc, German Mark and Eurodollar.

    Successful use of futures contracts by the Fund is also subject to the ability of the Fund's Manager or Subadviser to predict correctly movements in the direction of markets and other factors affecting currencies generally. For example, if the Fund has hedged against the possibility of an increase in the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

    The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

Options on Futures Contracts on Foreign Currencies

    An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. Currently options are available with futures contracts on the Australian Dollar, British Pound, Canadian Dollar, French Franc, Japanese Yen, Swiss Franc, German Mark and Eurodollar.

    The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

Limitations on Purchase and Sale of Options on Foreign Currencies and Futures Contracts on Foreign Currencies

    The Fund will write put options on foreign currencies and futures contracts on foreign currencies only if they are covered by segregating with the Fund's Custodian an amount of cash or short-term investments equal to the aggregate exercise price of the puts. The Fund will not (a) write puts having aggregate exercise prices greater than 25% of total net assets; or (b) purchase (i) put options on currencies or futures contracts on foreign currencies or (ii) call options on foreign currencies if, after any such purchase, the aggregate premiums paid for such options would exceed 10% of the Fund's total net assets.

    The Fund intends to engage in futures contracts and options on futures contracts as a hedge against changes in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with futures purchases. The Fund also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

Position Limits

    Transactions by the Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which the Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Repurchase Agreements

    The Fund may, on occasion, enter into repurchase agreements, wherein the seller agrees to repurchase a security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. (PMF) pursuant to an order of the SEC.

Defensive Strategy

    When conditions dictate a defensive strategy, the Fund may invest in money market instruments, including commercial paper of domestic corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks (including foreign branches), and obligations issued or guaranteed by the U.S. Government, its instrumentalities or its agencies. Investments in foreign branches of domestic banks may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions. The Fund may also invest in short-term municipal obligations, such as tax, bond and revenue anticipation notes, construction loan and project financing notes and tax-exempt commercial paper. When cash may be available only for a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payment of obligations of the Fund. See "Repurchase Agreements."

Portfolio Turnover

    The Fund expects that its portfolio turnover rate may exceed 100%, although such rate is not expected to exceed 200%. The portfolio's turnover rate is computed by dividing the lesser of portfolio purchases or sales (excluding all securities whose maturities at acquisition were one year or less) by the average value of the portfolio. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund.

Lending of Securities

    Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

    A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

    Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.


Illiquid Securities

    The Fund may not invest more than 10% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign previously government-owned utility company securities will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

                            INVESTMENT RESTRICTIONS


    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.


    The Fund may not:

    1. Purchase any security (other than obligations of the U.S. Government, its agencies, or instrumentalities) if as a result with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer; the Fund will concentrate its investments in utility stocks as described under "Investment Objective and Policies."

    2. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); the deposit or payment by the Fund of initial or maintenance margin in connection with options, futures contracts, options on futures contracts, forward foreign currency exchange contracts or options on currencies is not considered the purchase of a security on margin.

    3. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

    4. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, obligations of the Fund to Directors pursuant to deferred compensation arrangements, the purchase and sale of securities on a when-issued or delayed delivery basis, the purchase and sale of options, futures contracts, options on futures contracts, forward foreign currency exchange contracts and options on currencies and collateral arrangements with respect to the purchase and sale of options, futures contracts, options on futures contracts, forward foreign currency exchange contracts and options on currencies are not deemed to be the issuance of a senior security or the pledge of assets.

    5. Purchase any security if as a result the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

    6. Purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old.

    7. Buy or sell commodities or commodity contracts, or real estate or interests in real estate, except that the Fund may purchase and sell options, futures contracts, options on futures contracts, forward foreign currency exchange contracts and options on currencies and securities which are secured by real estate and securities of companies which invest or deal in real estate.

    8. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    9. Make investments for the purpose of exercising control or management.

    10. Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

    11. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

    12. Make loans, except through (i) the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness of a type commonly sold privately to financial institutions, (ii) the lending of its portfolio securities, as described under "Investment Objective and Policies-Lending of Securities" and (iii) repurchase agreements. (The purchase of a portion of an issue of securities described under (i) above distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan.)

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

    The Fund's policy with respect to put and call options is not a fundamental policy and may be changed without shareholder approval. See "Investment Objective and Policies."

    It is also a policy of the Fund, which may be changed without shareholder approval, not to purchase any voting security of any electric or gas utility company (as defined by the Public Utility Holding Company Act of 1935) if as a result the Fund would then hold 5% or more of the outstanding voting securities of such company.


    In order to comply with certain state "blue sky" restrictions, the Fund will not as a matter of operating policy:


    (1) make investments which are not readily marketable if at the time of investment more than 15% of its total assets would be committed to such investments, including illiquid securities and foreign securities which are not listed on an exchange;

    (2) invest in oil, gas and mineral leases;

    (3) invest more than 2% of its assets in options, financial futures or stock index futures, other than hedging positions or positions that are covered by cash or securities;

    (4) invest in real estate limited partnerships;

    (5) purchase the securities of any one issuer if, to the knowledge of the Fund, any officer or director of the Fund or the Manager or Subadviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;


    (6) purchase warrants if as a result the Fund would then have more than 5% of its net assets (determined at the time of investment) invested in warrants. Warrants will be valued at the lower of cost or market and investment in warrants which are not listed on the New York Stock Exchange or American Stock Exchange will be limited to 2% of the Fund's net assets (determined at the time of investment). For the purpose of this limitation, warrants acquired in units or attached to securities are deemed to be without value; and

    (7) invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation, or securities of issuers which are restricted as to disposition, if more than 15% of its total assets would be invested in such securities. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                             DIRECTORS AND OFFICERS




                             Position with                                  Principal Occupations
Name, Address and Age        the Fund                                        During Past 5 Years
---------------------        --------                                        -------------------


Thomas R. Anderson (56)      Director                      Retired. Until July 1991, Chairman, President and Chief
c/o Prudential Mutual Fund                                   Executive Officer of Kemper Financial Companies, Inc.;
Management, Inc.                                             Executive Vice President and Director of Kemper
One Seaport Plaza                                            Corporation; Chairman and Chief Executive Officer of
New York, NY                                                 Kemper Financial Services, Inc. and Kemper Investors
                                                             Life Insurance Company. Trustee/Director of Kemper Mutual
                                                             Funds and Kemper Closed-End Funds; Director of Hinsdale
                                                             Financial Corporation, Hinsdale Federal Bank for Savings,
                                                             The Real Exchange Corporation and Specialty Equipment
                                                             Companies, Inc.

Robert R. Fortune (78)       Director                      Financial Consultant; previously Chairman, President and Chief
c/o Prudential Mutual Fund                                   Executive Officer of Associated Electric & Gas Insurance
Management, Inc.                                             Services Limited and Aegis Insurance Services, Inc.;
One Seaport Plaza                                            Director of Temporary Investment Fund, Inc., Independence
New York, NY                                                 Square Income Securities Inc. and Portfolios for Diversified
                                                             Investment,  Inc.; Trustee of Trust for Short-Term Federal
                                                             Securities, Municipal Fund for Temporary Investment and
                                                             The PNC Fund; Managing General Partner of Chestnut Street
                                                             Exchange Fund.

Delayne Dedrick Gold (56)    Director                      Marketing and Management Consultant.
c/o Prudential Mutual Fund
Management, Inc.
One Seaport Plaza
New York, NY

*Harry A. Jacobs, Jr. (73)   Director                      Senior Director (since January 1986) of Prudential Securi-
One Seaport Plaza                                            ties Incorporated (Prudential Securities); formerly Interim
New York, NY                                                 Chairman and Chief Executive Officer of PMF (June-
                                                             September 1993), Chairman of the Board of Prudential
                                                             Securities (1982-1985) and Chairman of the Board and Chief
                                                             Executive Officer of Bache Group Inc. (1977-1982); Director
                                                             of Center for National Policy, The First Australia Fund, Inc.,
                                                             The First Australia Prime Income Fund, Inc., The Global Gov-
                                                             ernment Plus Fund, Inc. and The Global Total Return Fund,
                                                             Inc.; Trustee of The Trudeau Institute.

*Lawrence C. McQuade (67)    President and                 Vice Chairman of PMF (since 1988); Managing
One Seaport Plaza            Director                        Director, Investment Banking, Prudential Securities
New York, NY                                                 (1988-1991); Director of Czech & Slovak American
                                                             Enterprise Fund (since October 1994), Quixote Corporation
                                                             (since February 1992) and BUNZL, PLC (since June 1991);
                                                             formerly Director of Crazy Eddie Inc. (1987-1990) and Kaiser
                                                             Tech., Ltd. and Kaiser Aluminum and Chemical Corp. (March
                                                             1987-November 1988); formerly Executive Vice President
                                                             and Director of W.R. Grace & Company; President and Direc-
                                                             tor of The Global Government Plus Fund, Inc., The Global
                                                             Total Return Fund, Inc. and The High Yield Income Fund, Inc.

Thomas A. Owens, Jr. (72)    Director                      Consultant; Director of EMCORE Corporation
c/o Prudential Mutual Fund                                   (manufacturer of electronic materials).
Management, Inc.
One Seaport Plaza
New York, NY






                             Position with                                  Principal Occupations
Name, Address and Age        the Fund                                        During Past 5 Years
---------------------        --------                                        -------------------


*Richard A. Redeker (51)     Director                      President, Chief Executive Officer and Director (since October
One Seaport Plaza                                            1993), PMF; Executive Vice President, Director and
New York, NY                                                 Member of Operating Committee (since October 1993),
                                                             Prudential  Securities; Director (since October 1993) of
                                                             Prudential Securities Group, Inc. (PSG); Executive Vice
                                                             President, The Prudential Investment Corporation;
                                                             Director (since January 1994), Prudential
                                                             Mutual Fund Distributors, Inc. (PMFD); Director (since
                                                             January 1994), Prudential Mutual Fund Services, Inc.
                                                             (PMFS); formerly Senior Executive Vice President and
                                                             Director of Kemper Financial Services, Inc. (September
                                                             1978-September 1993); Director of The Global Government
                                                             Plus Fund, Inc., The Global Total Return Fund, Inc. and The
                                                             High Yield Income Fund, Inc.

Merle T. Welshans (76)       Director                      Adjunct Professor of Finance, Washington University (since
c/o Prudential Mutual Fund                                   July 1983); prior thereto, Vice President-Finance, Union
Management, Inc.                                             Electric Company; Trustee of Hotchkis and Wiley Funds.
One Seaport Plaza
New York, NY

Robert F. Gunia (48)         Vice President                Chief Administrative Officer (since July 1990), Director
One Seaport Plaza                                            (since January 1989) and Executive Vice President,
New York, NY                                                 Treasurer and Chief Financial Officer (since June 1987)
                                                             of PMF; Senior Vice President (since March 1987) of
                                                             Prudential Securities; Director (since March 1991), PMFD;
                                                             Director (since June 1987), PMFS; Vice President and
                                                             Director (since May 1989) of The Asia Pacific Fund, Inc.

Eugene S. Stark (37)         Treasurer and                 First Vice President (since January 1990) of PMF.
One Seaport Plaza            Principal Financial and
New York, NY                 Accounting Officer

S. Jane Rose (49)            Secretary                     Senior Vice President (since January 1991), Senior Counsel
One Seaport Plaza                                            (since June 1987) and First Vice President (June 1987-
New York, NY                                                 December 1990) of PMF; Senior Vice President and Senior
                                                             Counsel (since July 1992) of Prudential Securities; formerly
                                                             Vice President and Associate General Counsel of Prudential
                                                             Securities.

Marguerite E.H. Morrison(38) Assistant Secretary           Vice President and Associate General Counsel (since June
One Seaport Plaza                                            1991) of PMF; Vice President and Associate General
New York, NY                                                 Counsel of Prudential Securities.

--------------
* "Interested" director, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities or PMF.


    Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities or Prudential Mutual Fund Distributors, Inc.

    The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

    As described above, certain of the disinterested Directors of the Fund are affiliated with certain utility companies, and one Director is a financial consultant who may advise utility clients. In such capacities, these Directors may have access to non-public information regarding certain utility companies or the utility industry generally which they will be under an obligation not to disclose to the Fund. In connection with their review of the Fund's investment program, Directors will not disclose or consider non-public information relating to portfolio investments. It is also the policy of the Fund not to invest in securities of any utility company with which any Director is affiliated.

    The Fund pays each of its Directors who is not an affiliated person of PMF annual compensation of $9,000, in addition to certain out-of-pocket expenses.

    Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues daily the amount of Directors' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund. Only Mr. Fortune defers his Director's fees with interest accruing at the Fund Rate.

    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

    The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Manager for the fiscal year ended December 31, 1994 and the aggregate compensation paid to such Directors for service on the Fund's Board and that of all other investment companies managed by Prudential Mutual Fund Management, Inc. (Fund Complex) for the calendar year ended December 31, 1994.

                               Compensation Table

                                                                              Total
                                          Pension or                       Compensation
                                          Retirement                        From Fund
                           Aggregate   Benefits Accrued  Estimated Annual    and Fund
                         Compensation  As Part of Fund    Benefits Upon    Complex Paid
Name and Position          From Fund       Expenses         Retirement     To Directors
-----------------        ------------  ----------------  ----------------  ------------

Robert R. Fortune*          $9,000          None         N/A                22,000(3)**
  Director
Delayne Dedrick Gold         9,000          None         N/A              185,000(22)**
  Director
Thomas A. Owens, Jr.         9,000          None         N/A              100,500(12)**
  Director
Merle T. Welshans            9,000          None         N/A               22,000(3)**
  Director

 *All compensation from the Fund for the fiscal year  ended  December  31,  1994 represents deferred compensation. Aggregate compensation from the Fund and the Fund Complex for the fiscal year ended December 31, 1994, including accrued interest, amounted to approximately $8,800 for the Fund and $21,800 for the Fund Complex for Mr. Fortune.
**Indicates number of funds in Fund Complex to which aggregate compensation relates.


    As of February 3, 1995, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.


    As of February 3, 1995, Prudential Securities C/F Philip J. Mackelden IRA DTD 09/01/89, RR 1 Box 25, Dow, IL, 62022 was the beneficial owner of 16% of the Fund's outstanding shares of Class C common stock.

    As  of  February  3,  1995,  Prudential  Securities  was  record  holder  of
49,369,418  Class  A  shares  (or  28%  of  the  outstanding  Class  A  shares),
137,304,681 Class B shares (or 50% of the outstanding Class B shares) and 103,416 Class C shares (or 82% of the outstanding Class C shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.

                                    MANAGER


    The manager of the Fund is Prudential Mutual Fund Management, Inc. (PMF or the Manager), One Seaport Plaza, New York, New York 10292. PMF serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed" in the Prospectus. As of January 31, 1995, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $45 billion. According to the Investment Company Institute, as of December 31, 1994, the Prudential Mutual Funds were the 12th largest family of mutual funds in the United States.


    Pursuant to the Management Agreement with the Fund (the Management Agreement), PMF, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PMF is obligated to keep certain books and records of the Fund. PMF also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), the Fund's transfer and dividend disbursing agent. The management services of PMF for the Fund are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.

    For its services, PMF receives, pursuant to the Management Agreement, a fee at an annual rate of .60 of 1% of the Fund's average daily net assets up to and including $250 million, .50 of 1% of the next $500 million, .45 of 1% of the next $750 million, .40 of 1% of the next $500 million, .35 of 1% of the next $2 billion, .325 of 1% of the next $2 billion and .30 of 1% of the excess over $6 billion of the Fund's average daily net assets. The fee is computed daily and payable monthly. Prior to August 1, 1994, the management fee, with respect to net assets in excess of $2 billion, was .35 of 1% of the Fund's average daily net assets. However, for the period from October 1, 1993 through July 31, 1994, the Manager agreed to waive a portion of its management fee with respect to assets in excess of $2 billion so that the annual fee received by the Manager was as follows: .35 of 1% of the Fund's average daily net assets between $2 billion and $4 billion, .325 of 1% of average daily net assets between $4 billion and $6 billion and .30 of 1% of average daily net assets in excess of $6 billion. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PMF, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due PMF will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PMF will be paid by PMF to the Fund. No such reductions were required during the fiscal year ended December 31, 1994. Currently, the Fund believes that the most restrictive expense limitation of state securities commissions is 2 1/2% of the Fund's average daily net assets up to $30 million, 2% of the next $70 million of such assets and 1 1/2% of such assets in excess of $100 million.


    In connection with its management of the corporate affairs of the Fund, PMF bears the following expenses:

    (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PMF or the Fund's investment adviser;

    (b) all expenses incurred by PMF or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

    (c) the costs and expenses payable to The Prudential Investment  Corporation
(PIC) pursuant to the subadvisory agreement between PMF and PIC (the Subadvisory Agreement).

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, registering the Fund and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

    The Management Agreement provides that PMF will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act on June 1, 1994 and by shareholders of the Fund on July 19, 1994.


    For the  years  ended  December  31,  1994,  1993 and  1992,  the Fund  paid
management  fees   to  PMF  of   $17,824,846,   $18,383,363   and   $13,493,919,
respectively.


    PMF has entered into the Subadvisory Agreement with PIC (the Subadviser), a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential). The Subadvisory Agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PIC's performance of such services. PIC is reimbursed by PMF for the reasonable costs and expenses incurred by PIC in furnishing those services.

    The Subadvisory Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the investment Company Act, on June 1, 1994, and by shareholders of the Fund on April 29, 1988.


    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PMF or PIC upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.


    The Manager and the Subadviser are subsidiaries of Prudential which, as of December 31, 1993, is one of the largest financial institutions in the world and the largest insurance company in North America. Prudential has been engaged in the insurance business since 1875. In July 1994, Institutional Investor ranked Prudential the second largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1993.


                                  DISTRIBUTOR


    Prudential Mutual Fund Distributors, Inc. (PMFD), One Seaport Plaza, New York, New York 10292 acts as the distributor of the Class A shares of the Fund. Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292 acts as the distributor of the Class B and Class C shares of the Fund.


    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and separate distribution agreements (the Distribution Agreements), PMFD and Prudential Securities (collectively, the Distributor) incur the expenses of distributing the Fund's Class A, Class B and Class C shares. See "How the Fund is Managed-Distributor" in the Prospectus.

    Prior to January 22, 1990, the Fund offered only one class of shares (the then existing Class B shares). On February 8, 1989 and September 13, 1989, the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class B Plan or in any agreement related to either Plan (the Rule 12b-1 Directors), at a meeting called for the purpose of voting on each Plan, adopted a new plan of distribution for the Class A shares of the Fund (the Class A Plan) and approved an amended and restated plan of distribution with respect to the Class B shares of the Fund (the Class B Plan). On June 9, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, approved the continuance of the Plans and Distribution Agreements and approved modifications of the Fund's Class A and Class B Plans and Distribution Agreements to conform them with recent amendments to the National Association of Securities Dealers, Inc. (NASD) maximum sales charge rule described below. As so modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As so modified, the Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and
(ii) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be used as reimbursement for distribution-related expenses with respect to the Class B shares. On June 9, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares of the Fund and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares, changing them from reimbursement type plans to compensation type plans. The Plans were last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on June 1, 1994. The Class A Plan, as amended, was approved by the Class A and Class B shareholders, and the Class B Plan, as amended, was approved by the Class B shareholders on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares on August 1, 1994.


    Class A Plan. For the fiscal year ended December 31, 1994, PMFD received payments of $734,666 under the Class A Plan. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended December 31, 1994, PMFD also received $1,268,700 in initial sales charges.

    Class B Plan. For the fiscal year ended December 31, 1994, the Distributor received $41,520,608 from the Fund under the Class B Plan and spent approximately $15,181,700 in distributing the Fund's Class B shares. It is estimated that of the latter amount approximately 1.4% ($219,300) was spent on printing and mailing of prospectuses to other than current shareholders; 49.5% ($7,522,500) on compensation to Pruco Securities Corporation (Prusec), an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; 5.5% ($828,200) on interest and/or carrying charges; and 43.6% ($6,611,700) on the aggregate of (i) commission credits to Prudential Securities branch offices for payments of commissions to financial advisers (28.2% or $4,277,600) and (ii) an allocation of overhead and other branch office distribution-related expenses (15.4% or $2,334,100). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating branch offices of Prudential Securities and Prusec in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares, and (d) other incidental expenses relating to branch promotion of Fund sales.


    Prudential Securities also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. See "Shareholder Guide-How to Sell Your Shares-Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended December 31, 1994, the Distributor received approximately $0 in contingent deferred sales charges.

    Class C Plan. For the period August 1, 1994 (inception of Class C shares) through December 31, 1994, Prudential Securities received $1,791 under the Class C Plan and spent approximately $7,000 in distributing Class C shares. It is estimated that the latter amount was spent on (i) payments of commissions and account servicing fees to financial advisers (47.1% or $3,300) and (ii) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (52.9% or $3,700). Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the period August 1, 1994 (inception of Class C shares) through December 31, 1994 Prudenital Securities did not receive any contingent deferred sales charges. See "Shareholder
Guide-How to Sell Your Shares-Contingent Deferred Sales Charges" in the Prospectus.


    The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

    Pursuant to each Distribution Agreement, the Fund has agreed to indemnify PMFD and Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended. Each Distribution Agreement was last approved by the Directors, including a majority of the Rule 12b-1 Directors, on June 1, 1994.

    NASD Maximum Sales Charge Rule. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on Class B shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.


    On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

    On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

    On October 27, 1994, Prudential Securities Group, Inc. (PSG) and PSI entered into agreements with the United States Attorney deferring prosecution (providing PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director will also serve as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director will submit compliance reports which shall identify all such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadviser. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

    In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affilate acts as principal. Thus it will not deal in over-the-counter securities with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities acting as principal with respect to any part of the Fund's order.

    In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of the policy of obtaining most favorable price and efficient execution, the Manager will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers or dealers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Fund, and the services furnished by such brokers or dealers may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker or dealer based on the quality and quantity of execution services provided by the broker or dealer in the light of generally prevailing rates. The Manager's policy is to pay higher commission rates to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining the best price and execution. The Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers or dealers other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and dealers and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    Subject to the above considerations, the Manager may use Prudential Securities as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the non-interested Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) under the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

    Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be  affected  by  options  written  or held by the  Manager  and  other
investment   advisory  clients  of  the  Manager.  An  exchange  may  order  the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

    The table presented below shows certain information regarding the payment of commissions by the Fund, including the amount of such commissions paid to Prudential Securities for the three-year period ended December 31, 1994.



                                                                 Year Ended December 31,
                                                     ---------------------------------------------
                                                        1994              1993             1992
                                                        ----              ----             ----

Total brokerage commissions paid by the Fund ......  $3,160,381        $4,408,907       $3,874,696

Total brokerage commissions paid to
Prudential Securities .............................  $  288,183         $ 366,575       $  455,706

Percentage of total brokerage commissions paid to
Prudential Securities .............................       9.12%              8.3%            11.8%


    The Fund effected approximately 10.1% of the total dollar amount of its transactions involving the payment of commissions through Prudential Securities during the year ended December 31, 1994. Of the total brokerage commissions paid during that period, $2,256,398 (71.4%) were paid to firms which provide research, statistical or other services to PMF. PMF has not separately identified the portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

                     PURCHASE AND REDEMPTION OF FUND SHARES

    Shares of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B or Class C shares). See "Shareholder Guide-How to Buy Shares of the Fund" in the Prospectus.

    Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights with respect to its plan (except that the Fund has agreed with the SEC in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A distribution and service plan to both Class A and Class B shareholders) and
(iii) only Class B shares have a conversion feature. See "Distributor." Each class also has separate exchange privileges. See "Shareholder Investment Account-Exchange Privilege."

Specimen Price Make-up


    Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 5% and Class B* and Class C* shares are sold at net asset value. Using the Fund's net asset value at December 31, 1994, the maximum offering price of the Fund's shares is as follows:

Class A

Net asset value and redemption price per Class A share ...................  8.27
Maximum sales charge (5% of offering price) ..............................   .44
                                                                            ----
Maximum offering price to public .........................................  8.71
                                                                            ====

Class B

Net asset value, offering price and redemption price per Class B share*   $ 8.26
                                                                          ======

Class C

Net asset value, offering price and redemption price per Class C share*   $ 8.26
                                                                          ======
--------
*Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide-How to Sell Your Shares-Contingent Deferred Sales Charges" in the Prospectus.

Reduction and Waiver of Initial Sales Charges-Class A Shares

    Combined Purchase and Cumulative Purchase Privilege. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide-Alternative Purchase Plan" in the Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

    (a) an individual;

    (b) the individual's spouse, their children and their parents;

    (c) the individual's and spouse's Individual Retirement Account (IRA);

    (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

    (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

    (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

    (g) one or more employee benefit plans of a company controlled by an individual.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

    Rights of Accumulation. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectus. The Distributor must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.


    Letters of Intent. Reduced sales charges are available to investors (or an eligible group of related investors) including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds. All shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. Letters of Intent are not available to individual participants in any retirement or group plans.

    A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal, except in the case of retirement and group plans.

    The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor, in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.


Waiver of the  Contingent  Deferred Sales Charge-Class B Shares

    The contingent deferred sales charge is waived under circumstances described in the Prospectus. See "Shareholder Guide-How to Sell Your Shares-Waiver of the Contingent Deferred Sales Charges-Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.


Category of Waiver                      Required Documentation
Death


Disability-An   individual   will   be  A  copy  of  the  shareholder's  death
considered  disabled  if he or  she is  certificate  or,  in  the  case  of  a unable to  engage  in any  substantial  trust,  a copy of the grantor's  death gainful  activity  by  reason  of  any  certificate,  plus a copy of the trust
medically   determinable  physical  or  agreement identifying the grantor.
mental   impairment   which   can   be
expected  to  result in death or to be
of   long-continued   and   indefinite
duration.

Distribution  from  an IRA  or  403(b)  A   copy   of  the   Social   Security
Custodial Account                       Administration   award   letter  or  a
                                        letter   from  a   physician   on  the
                                        physician's  letterhead  stating  that
                                        the shareholder  (or, in the case of a
                                        trust,  the  grantor)  is  permanently
                                        disabled.   The   letter   must   also
                                        indicate the date of disability.

Distribution from Retirement Plan       A copy of the  distribution  form from
                                        the custodial firm  indicating (i) the
                                        date of birth of the  shareholder  and
                                        (ii) that the  shareholder is over age
                                        59-1/2   and  is   taking   a   normal
                                        distribution-signed       by       the
                                        shareholder.

Excess Contributions                    A   letter    signed   by   the   plan
                                        administrator/trustee  indicating  the
                                        reason for the distribution.

                                        A letter from the shareholder  (for an
                                        IRA) or the plan administrator/trustee
                                        on company  letterhead  indicating the
                                        amount of the  excess  and  whether or
                                        not taxes have been paid.


    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

Quantity Discount-Class B Shares Purchased Prior to August 1, 1994


    The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchase $100,000 of Class B shares of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:


                                            Contingent Deferred Sales Charge
                                          as a Percentage of Dollars Invested
                                                  or Redemption Proceeds
    Year Since Purchase                -----------------------------------------
       Payment Made                    $500,001 to $1 million    Over $1 million
    -------------------                ----------------------    ---------------
    First ...........................           3.0%                 2.0%
    Second ..........................           2.0%                 1.0%
    Third ...........................           1.0%                   0%
    Fourth and thereafter ...........             0%                   0%

    You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

                         SHAREHOLDER INVESTMENT ACCOUNT


    Upon the initial purchase of shares of the Fund, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholder the following privileges and plans.

Automatic  Reinvestment  of Dividends and/or Distributions


    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund. An investor may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any contingent deferred sales charge paid in connection with the amount of proceeds being reinvested.


    Exchange Privilege The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.


    It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

    Class A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

    The  following  money  market  funds  participate  in the  Class A  Exchange
Privilege:

        Prudential California Municipal Fund
          (California Money Market Series)
        Prudential Government Securities Trust
          (Money Market Series)
          (U.S. Treasury Money Market Series)
        Prudential Municipal Series Fund
          (Connecticut Money Market Series)
          (Massachusetts Money Market Series)
          (New Jersey Money Market Series)
          (New York Money Market Series)
        Prudential MoneyMart Assets
        Prudential Tax-Free Money Fund

    Class B and Class C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.


    Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven-year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.


    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, the shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

    Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

Dollar Cost Averaging

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $4,800 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2007, the cost of four years at a private college could reach $163,000 and over $97,000 at a public university.1

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.2

         Period of
         Monthly investments:    $100,000    $150,000    $200,000    $250,000
         --------------------    --------    --------    --------    --------
         25 Years                $  110      $  165      $  220      $  275
         20 Years                   176         264         352         440
         15 Years                   296         444         592         740
         10 Years                   555         833       1,110       1,388
          5 Years                 1,371       2,057       2,742       3,428

         See "Automatic Savings Accumulation Plan."

    1Source information concerning the costs of education at public universities is available from The College Board Annual Survey of Colleges, 1992. Information about the costs of private colleges is from the Digest of Education Statistics, 1992; The National Center for Educational Statistics; and the U.S. Department of Education. Average costs for private institutions include tuition, fees, room and board.


    2The chart assumes an average rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Portfolio. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


Automatic Savings Accumulation Plan (ASAP)

    Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

Systematic Withdrawal Plan

    A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide-How to Sell Your Shares-Contingent Deferred Sales Charges" in the Prospectus.

    In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automaticially reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account-Automatic Reinvestment of Dividends and/or Distributions."

    Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with the purchases of additional shares are inadvisable because of the sales charge applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

Tax-Deferred Retirement Plans

    Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax sheltered accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

Tax-Deferred Retirement Accounts

    Individual Retirement Accounts. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           Tax-Deferred Compounding1

       Contributions                 Personal
         Made Over:                  Savings                    IRA
       -------------                 --------                 --------
         10 years                    $ 26,165                 $ 31,291
         15 years                      44,675                   58,649
         20 years                      68,109                   98,846
         25 years                      97,780                  157,909
         30 years                     135,346                  244,692

    1 The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.

                                NET ASSET VALUE

    Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund.


    The net asset value per share is the net worth of the Fund (assets, including securities at value, minus liabilities) divided by the number of shares outstanding. Net asset value is calculated separately for each class. The value of investments listed on a national securities exchange, other than options on stocks and stock indices, is based on the last sale prices as of the close of the New York Stock Exchange (which is currently 4:00 P.M., New York time), or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Options on stocks and stock indices traded on national securities exchanges are valued at the last sales price at the close of options trading on such exchanges (which is currently 4:10 P.M., New York time). Securities or other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time.


    Short-term investments which mature in more than 60 days are valued based on current market quotations, and short-term securities which mature in 60 days or less are valued at amortized cost, unless such valuation is determined not to represent fair value by the Board of Directors.


    The Fund will compute its net asset value once daily at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect the net asset value. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


    In the event that the New York Stock Exchange or the national securities exchanges on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Board of Directors of the Fund will reconsider the time at which net asset value is computed. In addition, the Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

    The net asset value of Class B and Class C shares will generally be lower than the net asset value of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. It is expected, however, that the net asset value per share of each class will tend to converge immediately after the recording of dividends which will differ by approximately the amount of the distribution-related expense accrual differential among the classes.

                                     TAXES

    The Fund is qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. In order to qualify as a regulated investment company, the Fund must, among other things,
(a) derive at least 90% of its gross income from dividends, interest, proceeds from loans of securities and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) derive less than 30% of its annual gross income from gains from the sale or other disposition of securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities).

    As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, that it distributes to its shareholders, provided that it distributes to shareholders each year at least 90% of its net investment income and short-term capital gains in excess of net long-term capital losses, if any. The Fund intends to distribute to its shareholders all such income and any gains. The Board of Directors of the Fund will determine at least once a year whether to distribute any net long-term capital gains in excess of any net short-term capital losses. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be offset against capital gains.

    In addition to the foregoing, a 4% nondeductible excise tax will be imposed on the Fund to the extent the Fund does not meet certain minimum distribution requirements by the end of each calendar year. For this purpose, any income or gain retained by the Fund which is subject to income tax will be considered to have been distributed by year-end. In addition, dividends declared in October, November and December payable to shareholders of record on a specified date in October, November and December and paid in the following January will be treated as having been paid by the Fund and received by each shareholder on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.


    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offering position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on stock will generally be treated as gains and losses from the sale of stock. For federal income tax purposes, when call options which the Fund has written expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When a call written by the Fund is exercised, the selling price of the stock is increased by the amount of the premium, and the gain or loss on the sale of stock becomes long-term or short-term depending on the stock's holding period. Certain futures contracts and options held by the Fund will be required to be "marked to market" for federal income tax purposes, that is, treated as having been sold at fair market value on the last day of the Fund's fiscal year. Any gain or loss recognized on these deemed sales of these futures contracts and options will be treated 60% as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. In some cases the Fund may be required to defer the recognition of losses on sales of securities or the sale, lapse or other termination of options to the extent of any unrealized gain on related positions held by the Fund.


    The "straddle" provisions of the Internal Revenue Code may also affect the taxation of the Fund's transactions in options on securities, stock index futures and options on futures, and limit the deductibility of any loss from the disposition of a position to the amount of the unrealized gain on any offsetting position. Further, any position in the straddle (e.g., a put option acquired by the Fund) may affect the holding period of the offsetting position for purposes of the 30% of gross income test described above, and accordingly, the Fund's ability to enter into straddles and dispose of the offsetting positions may be limited.

    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

    A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

    The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B and Class C shares. See "Net Asset Value."

    Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.


    Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. Prior to purchasing shares of the Fund, therefore, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

    Dividends and distributions may also be subject to state and local taxes.

                            PERFORMANCE INFORMATION


    Average Annual Total Return. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B and Class C shares. See "How the Fund Calculates Performance" in the Prospectus.


    Average annual total return is computed according to the following formula:

                                P(1 + T)n = ERV

      Where:  P = a hypothetical initial payment of $1,000.
              T = average annual total return.
              n = number of years.
              ERV = Ending  Redeemable  Value  at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.


    The average annual total return for Class A shares for the one year period ended December 31, 1994 and the period January 22, 1990 (commencement of offering of Class A shares) through December 31, 1994 was \'9612.49% and 6.10%, respectively. The average annual total return for Class B shares for the one, five and ten year periods ended on December 31, 1994 was \'9613.51%, 4.90% and 13.25%, respectively. The average annual total return for Class C shares for the period since inception (August 1, 1994) through December 31, 1994 was \'967.27%. See "How the Fund Calculates Performance" in the Prospectus.


    Aggregate Total Return. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B and Class C shares. See "How the Fund Calculates Performance" in the Prospectus.

    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    ERV - P
                                    -------
                                       P

    Where:  P = a hypothetical initial payment of $1,000.
            ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of the 1, 5 or 10 year periods.

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


    The aggregate total return for Class A shares for the one year period ended December 31, 1994 and the period January 22, 1990 (commencement of offering of
Class  A  shares)   through   December  31,  1994  was   -7.89%  and  41.02%,
respectively. The aggregate total return for Class B shares for the one, five and ten year periods ended on December 31, 1994 was -8.51%, 28.04% and 264.84%, respectively. The aggregate total return for Class C shares for the period since inception (August 1, 1994) through December 31, 1994 was -6.27%.


    Yield. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B and Class C shares. This yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                                       a - b
                           YIELD = 2 [(----- +1)6 -1]
                                         cd

Where:  a = dividends and interest earned during the period.
        b = expenses accrued for the period (net of reimbursements).
        c = the  average  daily  number  of shares outstanding during the period that were entitled to receive dividends.
        d = the maximum offering price per share on the last day of the period.

    Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.


    The Fund's 30-day yields for the period ended December 31, 1994 were 2.90%, 2.30% and 2.30% for Class A, Class B and Class C shares, respectively.


    From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.1






                                     CHART






    1 Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation-1993 Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements.This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund.

              CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT
                          AND INDEPENDENT ACCOUNTANTS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. See "How the Fund is Managed-Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.

    Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. It is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, in addition to a new account set-up fee for each manually-established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs. For the year ended December 31, 1994, the Fund incurred fees of approximately $5,317,000 for the services of PMFS.

    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

PRUDENTIAL UTILITY FUND                       Portfolio of Investments
                                                     December 31, 1994

                                              Value
  Shares             Description             (Note 1)
              LONG-TERM INVESTMENTS--95.9%
              Common Stock--91.6%
              Communications--23.6%
 1,500,000    AirTouch
                Communications*.........  $   43,687,500
   582,200    American Telephone &
                Telegraph Co............      29,255,550
 1,050,000    BCE Inc...................      33,731,250
   755,200    BellSouth Corp............      40,875,200
 3,200,000    British Telecommunications
                PLC
                (ADR) (United
                Kingdom)................      18,948,259
 2,067,000    MCI Communications
                Corp....................      37,981,125
 1,175,000    MTC Electronic
                Technologies Co.,
                Ltd.*...................       3,525,000
 2,403,300    NYNEX Corp................      88,321,275
   398,000    Philippine Long Distance
                Telephone Co. (ADR)
                (Philippines)...........      21,541,750
    79,100    PT Indonesian Satellite
                (ADR)
                (Indonesia)*............       2,827,825
   330,000    Rochester Telephone
                Corporation.............       6,971,250
17,700,000    SIP (Italy)...............      45,936,430
 2,719,200    Southern New England
                Telecommunications
                Corp....................      87,354,300
 2,519,300    Sprint Corp...............      69,595,662
19,500,000    Stet-Societa Finanziaria
                Telefonica
                P.A. (Italy)............      57,263,385
 1,241,700    Tele Danmark (ADR)
                (Denmark)*..............      31,663,350
   527,000    Telebras (ADR) (Brazil)...      23,583,250
 2,550,000    Telefonica de Espana, S.A.
                (ADR) (Spain)...........      89,568,750
 2,474,200    Telefonos de Mexico, S.A.
                (ADR) (Mexico)..........     101,442,200
 1,713,700    US West, Inc..............      61,050,563
                                          --------------
                                             895,123,874
                                          --------------
              Electric Power--37.3%
 1,058,927    AES Corp.*................  $   20,649,076
 1,000,000    California Energy Company,
                Inc.*...................      15,625,000
 1,033,400    Central Louisiana Electric
                Company, Inc............      24,414,075
 1,241,600    Central Maine Power Co....      17,072,000
 3,582,685    Cinergy Corporation.......      83,745,262
 3,700,000    CMS Energy Corporation....      84,637,500
 1,249,160    Compania Energetica de
                Minas Gerais-Cemig (ADR)
                (Brazil)*...............      29,823,695
17,779,000    Consolidated Electric
                Power
                (Hong Kong)*............      39,059,576
    63,200    Destec Energy, Inc.*......         671,500
 2,000,600    Detroit Edison Co.........      52,265,675
 1,396,900    DPL Inc...................      28,636,450
   130,000    DQE Inc...................       3,851,250
   896,300    Eastern Utilities
                Associates..............      19,718,600
 1,710,200    El Paso Electric Company
                */**....................       1,389,538
 1,247,700    Empresa Nacional de
                Electricidad S.A. (ADR)
                (Spain).................      50,531,850
 4,137,602    Entergy Corporation.......      90,510,044
   381,000    Evn Energie - Versorgung
                Niederoesterreich AG
                (Austria)...............      49,495,943
 2,094,900    General Public Utilities
                Corporation.............      54,991,125
   420,000    Huaneng Power
                International Inc. (ADR)
                (China)*................       6,195,000
 9,831,000    Iberdrola (Spain).........      60,613,303
 3,351,700    Illinova Corp.............      72,899,475
   887,600    Kansas City Power & Light
                Co......................      20,747,650
    89,600    Kenetech Corp.*...........       1,288,000
   985,600    Long Island Lighting
                Co......................      15,153,600
 6,000,000    National Power PLC
                (United Kingdom)........      46,054,796
 1,822,000    New York State Electric &
                Gas Corp................      34,618,000
 1,458,000    Niagara Mohawk Power
                Corp....................      20,776,500
 1,018,200    NIPSCO Industries, Inc....      30,291,450
 1,873,900    Northeast Utilities.......      40,523,087

                                              See Notes to Financial Statements.

PRUDENTIAL UTILITY FUND

                                              Value
  Shares             Description             (Note 1)
              Electric Power--(cont'd)
   770,000    Oester Elektrizita
                (Austria)...............  $   44,473,986
 2,711,900    Peco Energy Co............      66,441,550
 2,303,400    Pinnacle West Capital
                Corp....................      45,492,150
   500,000    PowerGen PLC
                (United Kingdom)........       4,180,569
   274,100    Public Service Company of
                Colorado................       8,051,688
 2,057,000    Public Service Company of
                New Mexico*.............      26,741,000
 1,089,800    Public Service Enterprise,
                Inc.....................      28,879,700
 1,098,100    Sithe Energies, Inc.*.....      11,530,050
 3,845,800    The Southern Company......      76,916,000
   115,000    The United Illuminating
                Company.................       3,392,500
 7,841,200    Tucson Electric Power
                Company*................      24,503,750
 2,198,700    Unicom Corp...............      52,768,800
                                          --------------
                                           1,409,620,763
                                          --------------
              Natural Gas--30.1%
   283,650    Bay State Gas Co..........       6,807,600
 2,231,600    British Gas PLC (ADR)
                (United Kingdom)........     108,790,500
   450,000    Burlington Resources,
                Inc.....................      15,750,000
 3,826,275    Coastal Corp..............      98,526,581
 2,500,000    Columbia Gas System,
                Inc.*/**................      58,750,000
   117,600    Eastern Enterprises.......       3,087,000
 1,714,000    El Paso Natural Gas Co....      52,277,000
   500,000    Energen Corp..............      11,000,000
   903,300    Enron Corp................      27,550,650
 3,202,900    ENSERCH Corp..............      42,038,062
 1,500,000    Equitable Resources,
                Inc.....................      40,687,500
   690,300    KN Energy, Inc............      16,394,625
   703,600    MCN Corporation...........      12,752,750
   810,600    NICOR, Inc................      18,441,150
 3,148,000    Noram Energy
                Corporation.............      16,920,500
   700,000    Oryx Energy Co.*..........       8,312,500
 3,544,300    Pacific Enterprises.......      75,316,375
 4,822,800    Panhandle Eastern
                Corporation.............      95,250,300
   117,600    Providence Energy Corp....  $    1,866,900
 1,880,400    Questar Corp..............      51,711,000
 3,593,300    Sonat, Inc................     100,612,400
   990,000    Sonat Offshore Drilling,
                Inc.....................      17,572,500
   205,400    Southwest Gas
                Corporation.............       2,901,275
   802,500    Talisman Energy, Inc.
                (Canada)*...............      13,451,320
   521,800    Tejas Power Corp.*........       4,826,650
 7,700,000    TransCanada Pipelines Ltd.
                (Canada)................      94,053,138
 1,916,300    Transco Energy Co.........      31,858,487
 2,200,000    Westcoast Energy, Inc.....      34,925,000
 2,868,750    Williams Cos., Inc........      72,077,344
   161,150    Yankee Energy System,
                Inc.....................       3,505,013
                                          --------------
                                           1,138,014,120
                                          --------------
              Realty Investment Trust--0.6%
    52,500    Charles E. Smith
                Residential
                Realty, Inc.............       1,332,187
   700,000    Equity Residential
                Property Trust..........      21,000,000
                                          --------------
                                              22,332,187
                                          --------------
              Total common stock
                (cost $3,322,193,986)...   3,465,090,944
                                          --------------
              Preferred Stock--0.2%
              Electric Power
   440,000    Kenetech Corp.,
                Convertible, $2.18
              (cost $8,878,321).........       6,765,000
                                          --------------

Principal
  Amount      Bonds--4.1%
  (000)       Communications
----------
$    2,250    MTC Electronic
                Technologies Co., Ltd.
              8.00%, 7/31/03............       1,440,000
                                          --------------
              Electric Power--1.5%
     5,000    Arkansas Power & Light
                Co.,
              10.00%, 2/1/20............       5,177,550

                                              See Notes to Financial Statements.

PRUDENTIAL UTILITY FUND

Principal
  Amount                                      Value
  (000)              Description             (Note 1)
              Electric Power--(cont'd)
              Cincinnati Gas & Electric
                Co.,
$    6,500    9.70%, 6/15/19............  $    6,031,220
    10,000    10.20%, 12/1/20...........      10,905,200
    10,000    Cleveland Electric
                Illumination Co.,
              9.375%, 3/1/17............       8,548,500
    10,000    Commonwealth Edison Co.,
              9.625%, 7/1/19............       9,811,800
    10,000    Niagara Mohawk Power
                Corp.,
              9.50%, 3/1/21.............       9,447,400
     5,000    Texas Utilities Co.,
              9.75%, 5/1/21.............       5,192,550
                                          --------------
                                              55,114,220
                                          --------------
              Natural Gas--2.6%
    20,000    Arkla, Inc.,
              10.00%, 11/15/19..........      19,400,000
              Burlington Resources,
                Inc.,
    10,000    8.50%, 10/1/01............      10,026,200
    15,000    9.125%, 10/1/21...........      15,624,600
              Coastal Corp.,
     5,000    8.125%, 9/15/02...........       4,728,500
    15,000    9.625%, 5/15/12...........      15,440,850
              Columbia Gas System,
                Inc.,*/**
     2,500    10.25%, 5/1/99............       3,100,000
     1,031    10.25%, 8/1/11............       1,299,060
     1,000    10.50%, 6/1/12............       1,250,000
     8,180    10.15%, 11/1/13...........      10,061,400
              Oryx Energy Co.,
     2,000    9.50%, 11/1/99............       1,880,580
     1,000    7.50%, 5/15/14............         695,000
    15,000    Williams Cos., Inc.,
              8.875%, 9/15/12...........      14,833,050
                                          --------------
                                              98,339,240
                                          --------------
              Total bonds
                (cost $160,416,309).....  $  154,893,460
                                          --------------
              Total long-term
                investments
                (cost $3,491,488,616)...   3,626,749,404
                                          --------------
              SHORT-TERM INVESTMENTS--3.3%
              Commercial Paper--3.3%
$   10,324    Chemical Bank,
                6.25%, 1/3/95...........      10,324,000
   114,000    First Union National Bank
                of North Carolina,
              5.00%, 1/3/95.............     114,000,000
                                          --------------
              Total commercial paper
                (cost $124,324,000).....     124,324,000
                                          --------------
              Repurchase Agreement
     1,204    Joint Repurchase Agreement
                Account,
              5.82%, 1/3/95
                (cost $1,204,000; Note
                5)......................       1,204,000
                                          --------------
              Total short-term
                investments
                (cost $125,528,000).....     125,528,000
                                          --------------
              Total Investments--99.2%
              (cost $3,617,016,616; Note
                4)......................   3,752,277,404
              Other assets in excess of
                liabilities--0.8%.......      28,797,541
                                          --------------
              Net Assets--100%..........  $3,781,074,945
                                          --------------
                                          --------------

---------------
 *Non-income producing securities.
**Issuer in bankruptcy.
ADR--American Depository Receipt.
                                              See Notes to Financial Statements.

 PRUDENTIAL UTILITY FUND
 Statement of Assets and Liabilities

Assets                                                                                   December 31, 1994
                                                                                         -----------------
Investments, at value (cost $3,617,016,616)...........................................    $ 3,752,277,404
Foreign currency, at value (cost $737,174)............................................            746,037
Cash..................................................................................             84,186
Receivable for investments sold.......................................................         37,183,207
Dividends and interest receivable.....................................................         17,146,479
Receivable for Fund shares sold.......................................................          3,136,933
Deferred expenses and other assets....................................................             62,499
                                                                                         -----------------
    Total assets......................................................................      3,810,636,745
                                                                                         -----------------
Liabilities
Payable for investments purchased.....................................................         11,630,663
Payable for Fund shares reacquired....................................................         11,491,933
Distribution fee payable..............................................................          3,079,434
Accrued expenses and other liabilities................................................          1,366,028
Management fee payable................................................................          1,340,327
Withholding taxes payable.............................................................            653,415
                                                                                         -----------------
    Total liabilities.................................................................         29,561,800
                                                                                         -----------------
Net Assets............................................................................    $ 3,781,074,945
                                                                                         -----------------
                                                                                         -----------------
Net assets were comprised of:
  Common stock, at par................................................................    $     4,578,952
  Paid-in capital in excess of par....................................................      3,286,917,668
                                                                                         -----------------
                                                                                            3,291,496,620
  Undistributed net investment income.................................................        362,044,704
  Distributions in excess of net realized gain on investments.........................         (7,736,986)
  Net unrealized appreciation on investments and foreign currencies...................        135,270,607
                                                                                         -----------------
  Net assets, December 31, 1994.......................................................    $ 3,781,074,945
                                                                                         -----------------
                                                                                         -----------------
Class A:
  Net asset value and redemption price per share
    ($253,794,538 / 30,686,691 shares of common stock issued and outstanding).........              $8.27
  Maximum sales charge (5.00% of offering price)......................................                .44
                                                                                         -----------------
  Maximum offering price to public....................................................              $8.71
                                                                                         -----------------
                                                                                         -----------------
Class B:
  Net asset value, offering price and redemption price per share
    ($3,526,493,619 / 427,113,205 shares of common stock issued and outstanding)......              $8.26
                                                                                         -----------------
                                                                                         -----------------
Class C:
  Net asset value, offer price and redemption price per share
    ($786,788 / 95,290 shares of common stock issued and outstanding).................              $8.26
                                                                                         -----------------
                                                                                         -----------------

See Notes to Financial Statements.

 PRUDENTIAL UTILITY FUND
 Statement of Operations

                                         Year Ended
                                        December 31,
Net Investment Loss                        1994
                                     -----------------
Income
  Dividends (net of foreign
    withholding taxes of
    $5,478,433).....................    $166,710,397
  Interest..........................      22,599,083
                                       -------------
    Total income....................     189,309,480
                                       -------------
Expenses
  Distribution fee--Class A.........         734,666
  Distribution fee--Class B.........      41,520,608
  Distribution fee--Class C.........           1,791
  Management fee....................      17,824,846
  Transfer agent's fees and
  expenses..........................       6,865,000
  Reports to shareholders...........       1,794,000
  Custodian's fees and expenses.....       1,175,000
  Registration fees.................         150,000
  Insurance.........................         108,000
  Legal fees........................         100,000
  Audit fee.........................          58,000
  Directors' fees...................          43,000
  Miscellaneous.....................          92,412
                                       -------------
    Total expenses..................      70,467,323
                                       -------------
Net investment income...............     118,842,157
                                       -------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain on:
  Investment transactions...........     137,946,117
  Foreign currency transactions.....         173,190
                                       -------------
                                         138,119,307
                                       -------------
Net change in unrealized
  appreciation/depreciation on:
  Securities........................    (646,919,194)
  Foreign currencies................        (304,874)
                                       -------------
                                        (647,224,068)
                                       -------------
Net loss on investments and foreign
  currencies........................    (509,104,761)
                                       -------------
Net Decrease in Net Assets
Resulting from Operations...........    $(390,262,604)
                                       -------------
                                       -------------

See Notes to Financial Statements.


 PRUDENTIAL UTILITY FUND
 Statement of Changes in Net Assets

                             Year Ended December 31,
Increase (Decrease)      -------------------------------
in Net Assets                 1994             1993
                         ---------------  --------------

Operations
  Net investment
  income..............   $   118,842,157  $  110,658,076
  Net realized gain on
    investments and
    foreign currency
    transactions......       138,119,307     215,901,385
  Net change in
    unrealized
    appreciation/depreciation
    of investments and
    foreign
    currencies . . . .      (647,224,068)    257,763,554
                         ---------------  --------------
  Net increase
    (decrease) in net
    assets resulting
    from operations...      (390,262,604)    584,323,015
                         ---------------  --------------
  Net equalization
    credits
    (debits)..........       (57,041,187)     95,670,312
                         ---------------  --------------
Dividends and distributions (Note 1)
  Dividends from net
    investment income
    Class A...........        (9,948,533)     (8,808,902)
    Class B...........      (105,699,604)    (99,427,992)
    Class C...........            (7,937)             --
                         ---------------  --------------
                            (115,656,074)   (108,236,894)
                         ---------------  --------------
  Distributions from
    net realized gains
    Class A...........       (10,711,271)    (13,264,520)
    Class B...........      (150,769,531)   (189,046,028)
    Class C...........           (22,563)             --
                         ---------------  --------------
                            (161,503,365)   (202,310,548)
                         ---------------  --------------
  Distributions in
    excess of net
    realized gains
    Class A...........          (501,648)             --
    Class B...........        (7,061,091)             --
    Class C...........            (1,057)             --
                         ---------------  --------------
                              (7,563,796)             --
                         ---------------  --------------
Fund share transactions (Note 5)
  Proceeds from shares
    subscribed........       467,562,860   1,512,896,198
  Net asset value of
    shares issued in
    reinvestment of
    dividends and
    distributions.....       237,969,009     260,462,818
  Cost of shares
  reacquired..........    (1,284,670,198)   (689,440,495)
                         ---------------  --------------
  Net increase
    (decrease) in net
    assets from Fund
    share
    transactions......      (579,138,329)  1,083,918,521
                         ---------------  --------------
Total increase
  (decrease)..........    (1,311,165,355)  1,453,364,406
Net Assets
Beginning of year.....     5,092,240,300   3,638,875,894
                         ---------------  --------------
End of year...........   $ 3,781,074,945  $5,092,240,300
                         ---------------  --------------
                         ---------------  --------------

See Notes to Financial Statements.

 PRUDENTIAL UTILITY FUND
 Notes to Financial Statements
   Prudential Utility Fund (the ``Fund'') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek high current income and moderate capital appreciation through investment in equity and debt securities of utility companies. Utility companies include electric, gas, gas pipeline, telephone, telecommunications, water and cable companies. The ability of issuers of certain debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting            The following is a summary
Policies                      of significant accounting poli-
                              cies followed by the Fund in the preparation of
its financial statements.
Securities Valuation: Investments traded on a national securities exchange are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Short-term securities which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
   In connection with repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
   All securities are valued as of 4:15 P.M., New York time.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
   (i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;
   (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.
   Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the year.
   Net realized gains on foreign currency transactions of $173,190 represent net foreign exchange gains from sales and maturities of short-term securities, disposition of foreign currency, gains or losses realized between the trade and settlement dates of security transactions, and the difference between amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets, except portfolio securities, and liabilities at year end exchange rates are reflected as a component of unrealized appreciation or depreciation on foreign currencies.
   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments and foreign currencies are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. The Fund amortizes discounts on purchases of portfolio securities as adjustments to interest income.
   Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Dividends and Distributions: Dividends from net investment income are declared and paid quarterly. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Equalization: The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of reacquisitions of shares of common stock, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Fund's shares.
Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
   Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $173,190 and decrease accumulated net realized gain on investments by $173,190 for realized foreign currency gains realized during the fiscal year. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements            The Fund has a management
                              agreement with Prudential Mutual Fund Management,
Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PMF and The Prudential Investment Corporation (``PIC''), PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
   The management fee paid PMF is computed daily and payable monthly at an annual rate of .60% of the Fund's average daily net assets up to $250 million,
 .50% of the next $500 million, .45% of the next $750 million, .40% of the next $500 million, .35% of the next $2 billion, .325% of the next $2 billion and .30% of the average daily net assets of the Fund in excess of $6 billion.
   The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively, the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans''), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.
   On July 19, 1994, shareholders of the Fund approved amendments to the Class A and Class B Plans under which the distribution plans became compensation plans, effective August 1, 1994. Prior thereto, the distribution plans were reimbursement plans, under which PMFD and PSI were reimbursed for expenses actually incurred by them up to the amount permitted under the Class A and Class B Plans, respectively. The Fund is not obligated to pay any prior or future excess distribution costs (costs incurred by the Distributors in excess of distribution fees paid by the Fund or contingent deferred sales charges received by the Distributors). The rate of the distribution fees charged to Class A and Class B shares of the Fund did not change under the amended plans of distribution. The Fund began offering Class C shares on August 1, 1994.
   Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the fiscal year ended December 31, 1994.
   PMFD has advised the Fund that it has received approximately $1,268,700 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 1994. From these fees, PMFD paid such sales charges to dealers (PSI and Prusec) which in turn paid commissions to salespersons and incurred other distribution costs.
   PSI advised the Fund that for the year ended December 31, 1994, it received approximately $8,431,000 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders.

   PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

Note 3. Other                 Prudential Mutual Fund Ser-
Transactions                  vices, Inc. (``PMFS''), a
With Affiliates               wholly-owned subsidiary of
                              PMF, serves as the Fund's transfer agent. During
the year ended December 31, 1994, the Fund incurred fees of approximately $5,317,000 for the services of PMFS. As of December 31, 1994, approximately $419,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates.
   For the year ended December 31, 1994, PSI earned approximately $288,200 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
Note 4. Portfolio             Purchases and sales of invest-
Securities                    ment securities, other than
                              short-term investments, for the year ended
December 31, 1994, were $630,775,664 and $988,022,736, respectively.
   The federal income tax basis of the Fund's investments at December 31, 1994 was $3,618,221,373 and, accordingly, net unrealized appreciation for federal income tax purposes was $134,056,031 (gross unrealized appreciation--$361,209,208; gross unrealized depreciation--$227,153,177).
   The Fund elected to treat approximately $6,919,000 of net capital losses and approximately $11,800 of net currency losses incurred during the two month period ended December 31, 1994 as having incurred in the following fiscal year.

Note 5. Joint                 The Fund, along with other
Repurchase                    affiliated registered invest-
Agreement                     ment companies, transfers
Account                       uninvested cash balances into
                              a single joint account, the daily aggregate
balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations.
   As of December 31, 1994, the Fund has a 0.2% undivided interest in the joint account. The undivided interest for the Fund represented $1,204,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor was as follows:
   Goldman, Sachs & Co., 5.75%, in the principal amount of $250,000,000, repurchase price $250,159,722, due 1/3/95. The value of the collateral including accrued interest is $255,000,108.
   Lehman Government Securities Inc., 5.90%, in the principal amount of $70,000,000, repurchase price $70,045,889, due 1/3/95. The value of the collateral including accrued interest is $71,379,084.
   Morgan Stanley & Co., 5.75%, in the principal amount of $250,000,000, repurchase price $250,159,722, due 1/3/95. The value of the collateral including accrued interest is $255,146,220.
   Smith Barney, Inc., 5.95%, in the principal amount of $200,000,000, repurchase price $200,132,222, due 1/3/95. The value of the collateral including accrued interest is $204,036,161.

Note 6. Capital               The Fund currently offers
                              Class A, Class B and Class C shares. Class A
shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase commencing in or about February, 1995.
   There are 2 billion shares of $.01 par value per share common stock authorized which consists of 566,666,666 shares of Class A common stock, 866,666,667 shares of Class B common stock and 566,666,667 shares of Class C common stock. Transactions in shares of common stock for the year ended December 31, 1994 and 1993 were as follows:

Class A                          Shares          Amount
----------------------------  ------------   ---------------
Year ended December 31,
  1994:
Shares sold.................     9,835,226   $    90,667,332
Shares issued in
  reinvestment of dividends
  and distributions.........     2,285,997        19,666,231
Shares reacquired...........   (16,079,665)     (148,287,334)
                              ------------   ---------------
Net decrease in shares
  outstanding...............    (3,958,442)  $   (37,953,771)
                              ------------   ---------------
                              ------------   ---------------
Year ended December 31,
  1993:
Shares sold.................    14,181,284   $   187,214,286
Shares issued in
  reinvestment of
  dividends and
  distributions.............     1,885,228        20,510,338
Shares issued as a result of
  2 for 1 stock split.......    14,410,831                --
Shares reacquired...........    (7,054,589)      (86,988,577)
                              ------------   ---------------
Net increase in shares
  outstanding...............    23,422,754   $   120,736,047
                              ------------   ---------------
                              ------------   ---------------

Class B                          Shares           Amount
---------------------------   ------------    ---------------
Year ended December 31,
  1994:
Shares sold................     44,735,679    $   376,053,154
Shares issued in
  reinvestment of dividends
  and distributions........     28,031,504        218,274,190
Shares reacquired..........   (136,533,323)    (1,136,361,083)
                              ------------    ---------------
Net decrease in shares
  outstanding..............    (63,766,140)   $  (542,033,739)
                              ------------    ---------------
                              ------------    ---------------
Year ended December 31,
  1993:
Shares sold................    111,930,241    $ 1,325,681,912
Shares issued in
  reinvestment of dividends
  and distributions........     24,343,642        239,952,480
Shares issued as a result
  of 2 for 1 stock split...    216,583,756                 --
Shares reacquired..........    (53,929,305)      (602,451,918)
                              ------------    ---------------
Net increase in shares
  outstanding..............    298,928,334    $   963,182,474
                              ------------    ---------------
                              ------------    ---------------
Class C
---------------------------
August 1, 1994* through
  December 31, 1994:
Shares sold................         94,343    $       842,374
Shares issued in
  reinvestment of
  dividends and
  distributions............          3,437             28,588
Shares reacquired..........         (2,490)           (21,781)
                              ------------    ---------------
Net increase in shares
  outstanding..............         95,290    $       849,181
                              ------------    ---------------
                              ------------    ---------------
---------------
* Commencement of offering of Class C shares.

Note 7. Contingency           On October 12, 1993, a law-
                              suit was instituted against the Fund, PMF, PIC,
PSI and certain current and former directors of the Fund. The suit was brought on behalf of the Fund and purportedly on behalf of a class of shareholders who purchased their shares prior to 1985. The plaintiff sought damages on behalf of the Fund under Section 36(b) of the Investment Company Act (the ``Act'') in an unspecified amount for alleged excessive management and distribution fees paid to PMF and PSI. The complaint also challenges the Alternative Purchase Plan (the ``Plan'') that was implemented in January 1990 pursuant to a shareholder vote and that provided for the creation of two classes of Fund shares. The plaintiff, on behalf of the purported class, sought damages and equitable relief under the Act and state common law against the Fund, PMF, PSI and certain named directors of the Fund to change the classification of the shares of the class and to compel a further vote on the Plan. On August 5, 1994, the United States District Court for the Southern District of New York dismissed all of the claims in the complaint except 1) the claims under Section 36(b) of the Act for excessive fees and 2) the state law claim for breach of fiduciary duty in connection with the adoption of the Plan. Although the outcome of this litigation cannot be predicted at this time, the defendants believe they have meritorious defenses to the claims remaining and intend to defend this action vigorously. In any case, management does not believe that the outcome of this action is likely to have a material adverse effect on the Fund's financial position and results of operations.

 PRUDENTIAL UTILITY FUND
 Financial Highlights

                                  Class A                                              Class B                         Class C
           -----------------------------------------------------   -----------------------------------------------   ------------
                                                    January 22,                                                       August 1,
                                                      1990DD                                                          1994DDD
PER SHARE         Year Ended December 31,             Through                  Year Ended December 31,                 Through
OPERATING  --------------------------------------   December 31,   -----------------------------------------------   December 31,
PERFORMANCE:  1994        1993     1992     1991        1990          1994        1993     1992     1991     1990        1994
           -----------   ------   ------   ------   ------------   -----------   ------   ------   ------   ------   ------------
Net asset
  value,
  beginning
  of period..$  9.72     $ 8.97   $ 8.72   $ 7.63      $ 8.65        $  9.69     $ 8.96   $ 8.71   $ 7.63   $ 9.17      $ 9.30
             -------     ------   ------   ------      ------        -------     ------   ------   ------   ------      ------
Income
  from
  investment
  operations:
Net
 investment
 income......    .31        .33      .38      .39         .36            .24        .24      .31      .32      .31         .11
Net
  realized and
  unrealized
  gains
  (losses) on
  investment
  and foreign
  currency
  trans-
  actions....  (1.06)      1.12      .45     1.10        (.38)         (1.05)      1.12      .46     1.10     (.91)       (.69)
             -------     ------   ------   ------      ------        -------     ------   ------   ------   ------      ------
  Total from
    investment
    opera-
    tions....   (.75)      1.45      .83     1.49        (.02)          (.81)      1.36      .77     1.42     (.60)       (.58)
             -------     ------   ------   ------      ------        -------     ------   ------   ------   ------      ------
Less
distributions:
Dividends
  from net
  investment
  income.....   (.32)      (.29)    (.34)    (.39)       (.40)          (.24)      (.22)    (.28)    (.33)    (.34)       (.13)
Distributions
  from net
  realized
  gains......   (.36)      (.41)    (.24)    (.01)       (.60)          (.36)      (.41)    (.24)    (.01)    (.60)       (.31)
Distributions
  in excess
  of net
  realized
  gains......   (.02)        --       --       --          --           (.02)        --       --       --       --        (.02)
             -------     ------   ------   ------      ------        -------     ------   ------   ------   ------      ------
  Total
  distri-
  butions....   (.70)      (.70)    (.58)    (.40)      (1.00)          (.62)      (.63)    (.52)    (.34)    (.94)       (.46)
             -------     ------   ------   ------      ------        -------     ------   ------   ------   ------      ------
Net asset
  value, end
  of period..$  8.27     $ 9.72   $ 8.97   $ 8.72      $ 7.63        $  8.26     $ 9.69   $ 8.96   $ 8.71   $ 7.63      $ 8.26
             =======     ======   ======   ======      ======        =======     ======   ======   ======   ======      ======
TOTAL
RETURN#......  (7.89)%    16.28%    9.88%   19.95%      (0.11)%        (8.51)%    15.27%    9.02%   19.01%   (6.48)%     (6.27)%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets,
  end of
  period
  (000,000)..   $254       $337     $201     $111         $73         $3,526     $4,756   $3,438   $2,818   $2,395        $787*
Average net
  assets
  (000,000)..   $294       $287     $149      $85         $51         $4,152     $4,308   $3,027   $2,529   $2,315        $433*
Ratios to
  average net
  assets:**
Expenses,
  including
  distribution
  fees.......   .88%       .80%     .81%     .87%        .97%D         1.63%      1.60%    1.61%    1.67%    1.73%       1.70%D
Expenses,
  excluding
  distribution
  fees.......   .63%       .60%     .61%     .67%        .77%D          .63%       .60%     .61%     .67%     .74%        .70%D
Net investment
  income.....  3.37%      3.16%    4.14%    4.69%       4.78%D         2.62%      2.36%    3.34%    3.89%    3.94%       2.65%D
Portfolio
  turnover
  rate.......    15%        24%      24%      38%         53%            15%        24%      24%      38%      53%         15%

---------------
   D Annualized.
  DD Commencement of offering of Class A shares.
 DDD Commencement of offering of Class C shares.
   # Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
   * Figures are rounded to the nearest thousand.
  ** Because of the event referred to in DDD and the timing of such, the ratios for Class C shares are not necessarily comparable to that of Class A or Class B shares and are not necessarily indicative of future ratios.

See Notes to Financial Statements.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Prudential Utility Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Utility Fund (the "Fund") at December 31, 1994, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1994 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 23, 1995

                            Prudential Mutual Funds
                        Supplement dated August 1, 1995

         The following information supplements the Statement of Additional
                 Information of each of the Funds listed below.

MANAGER

    Prudential Mutual Fund Management, Inc. (PMF or the Manager), the Manager of the Fund, is a subsidiary of Prudential Securities Incorporated and The Prudential Insurance Company of America (Prudential). PMF has three wholly-owned subsidiaries: Prudential Mutual Fund Distributors, Inc., Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) and Prudential Mutual Fund Investment Management, Inc. PMFS serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, record keeping and management and administration services to qualified plans.

    Prudential is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1994. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs nearly 100,000 persons worldwide, and maintains a sales force of approximately 19,000 agents, 3,400 insurance brokers and 6,000 financial advisors. It insures or provides other financial services to more than 50 million people worldwide. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas.

    Investment advisory services are provided to the Fund by a unit of The Prudential Investment Corporation (PIC or the Subadviser), a subsidiary of Prudential.

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

SHAREHOLDER INVESTMENT ACCOUNT

Mutual Fund Programs

    From time to time, the Fund (or a portfolio of the Fund, if applicable) may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

    The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

APPENDIX--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

Asset Allocation

    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

    Diversification is a time-honored technique for reducing risk, providing ``balance'' to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks and (general returns) of any one type of security.

Duration

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

Power of Compounding

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

APPENDIX--PORTFOLIO MANAGERS

    The following information supplements only the Statement of Additional Information of the captioned Fund.

Prudential Allocation Fund (Conservative Portfolio)
Prudential Multi-Sector Fund, Inc.

    Gregory Goldberg, serves as the portfolio manager of Prudential Multi-Sector Fund, Inc. and Prudential Allocation Fund (Conservative Portfolio). In making equity investments, Mr. Goldberg generally focuses on stocks with a potential for capital appreciation. He utilizes a ``bottom-up'' approach, selecting stocks that, in his opinion, have strong fundamentals regardless of industry performance. He evaluates a company's earnings and balance sheet to find companies that, in his view, are leaders in their fields and have strong growth potential. With respect to fixed-income securities, Mr. Goldberg generally focuses on issues with a potential for total return, selecting securities that, in his opinion, compare favorably in terms of price and yield relative to maturity.

Prudential Equity Fund, Inc.

    Thomas R. Jackson, has served as the portfolio manager of Prudential Equity Fund, Inc. (the Fund) since 1990. He utilizes a ``value'' investing style in managing the Fund. Value investing is a disciplined approach which attempts to identify strong companies selling at a discount from their perceived true worth. Mr. Jackson selects stocks for the Fund's portfolio at prices which in his view are temporarily low relative to the company's earnings, assets, cash flow and dividends. He may invest in out-of-favor companies as long as they meet his strict criteria for value: financial soundness and low price relative to earnings, book value and cash flow.

Prudential Equity Income Fund

    Warren Spitz serves as the portfolio manager of Prudential Equity Income Fund. He utilizes a ``value'' investing style in managing the Fund. Value investing is a disciplined approach which attempts to identify strong companies that are selling at a discount from their perceived true worth. Mr. Spitz seeks to invest in companies that in his view have the potential to produce both above-average earnings and dividend growth over the long term. These types of companies are sometimes referred to as ``high dividend stocks.'' He seeks to invest in securities at prices which in his view are temporarily low relative to the company's earnings, assets, cash flow and dividends.

Prudential Global Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.

    Daniel J. Duane, serves as the portfolio manger of Prudential Global Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Europe Growth Fund, Inc., and Prudential Pacific Growth Fund, Inc. Consistent with the investment objectives and policies of each Fund, Mr. Duane evaluates the economic climate in various countries and focuses on growth-oriented global equity investments. He seeks to identify long-term themes and changing economic conditions that, in his opinion, will lead to earnings growth. His portfolio management style can be referred to as ``bottom up'' in that his primary focus is on individual stocks. He evaluates historical business trends in the United States when looking for long-term investment opportunities abroad (the ``rear view mirror'' analysis). In globally-diversified portfolios, the portfolio manager generally maintains exposure to major world stock markets. Under normal market conditions, the portfolio manager seeks to keep the portfolios fully invested. Mr. Duane consults with a team of regional equity analysts who provide research on existing holdings of each Fund and on potential acquisitions.

Prudential Utility Fund, Inc.

    According to data provided by Lipper Analytical Services, Inc., Prudential Utility Fund, Inc. (the Fund) is among the oldest and largest U.S. mutual funds in the utility category of mutual funds. David Kiefer, CFA, serves as the portfolio manager of the Fund and seeks to invest in a broad range of utilities companies including electric, gas, gas pipeline, telephone communications, water and cable companies from around the world. Historically, the Fund invested in traditional types of utility companies--principally, electric, gas and telephone companies. The portfolio manager seeks to invest in companies that have the potential for above-average earnings and dividend growth over the long term and considers such factors as cash flow in selecting portfolio securities.

APPENDIX--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

The following chart shows the long term performance of various asset classes and the rate of inflation.


                                     [GRAPH]


Source: Stocks, Bonds, Bills, and Inflation 1995 yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are attributable to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of distributions. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 to May 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

                    YEAR                                    87           88          89            90          91            92
----------------------------------------------------      -------     -------      -------      -------      -------      -------
U.S. Government Treasury Bonds 1 ...................        2.0%        7.0%        14.4%         8.5%        15.3%         7.2%
U.S. Government Mortgage Securities 2 ..............        4.3%        8.7%        15.4%        10.7%        15.7%         7.0%
U.S. Investment Grade Corporate Bonds 3 ............        2.0%        9.2%        14.1%         7.1%        18.5%         8.7%
U.S. High Yield Corporate Bonds 4 ..................        5.0%       12.5%         0.8%        -9.8%        46.2%        15.8%
World Government Bonds 5 ...........................       35.2%        2.3%        -3.4%        15.3%        16.2%         4.8%
                                                           -----       -----        -----        -----        -----        -----

Difference between highest and lowest return
  in percent .......................................       39.2%       10.2%        18.8%        24.9%        30.9%        11.0%
                                                           -----       -----        -----        -----        -----        -----
                                                           -----       -----        -----        -----        -----        -----

                                                                                     YTD
                    YEAR                                    93           94         5/95
----------------------------------------------------      -------     -------      -------
U.S. Government Treasury Bonds 1 ...................       10.7%       -3.4%        10.3%
U.S. Government Mortgage Securities 2 ..............        8.8%       -1.6%        10.1%
U.S. Investment Grade Corporate Bonds 3 ............       12.2%       -3.9%        12.8%
U.S. High Yield Corporate Bonds 4 ..................       17.1%       -1.0%        11.7%
World Government Bonds 5 ...........................       15.1%        6.0%        19.4%
                                                           -----       -----        -----

Difference between highest and lowest return
  in percent .......................................       10.3%        9.9%         9.3%
                                                           -----       -----        -----
                                                           -----       -----        -----


(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by S&P or Fitch Investors Service). All bonds in this index have maturities of at least one year.

(5) SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON-U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the performance of major world stock markets for the period from 1985 through 1994. It does not represent the performance of any Prudential Mutual Fund.


AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS (1985-1994) (IN U.S. DOLLARS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


Hong Kong          26.5%
Belgium            24.9%
Austria            23.3%
Netherlands        22.1%
Sweden             21.4%
Switzerland        21.3%
France             20.8%
Spain              20.1%
Germany            18.7%
United Kingdom     17.7%
Japan              16.8%
United States      14.4%

Source: Morgan Stanley Capital International (MSCI) and Lipper Analytical New Applications. Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.

This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Stock Index with and without reinvested dividends.


                                    [GRAPH]


Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudenital Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.

EDGAR REPRESENTATION OF  DATA POINTS USED IN PRINTED GRAPHIC

WORLD STOCK MARKET CAPITALIZATION BY
               REGION

World Total: $12.4 Trillion
U.S.                                  35%
Europe                                28%
Pacific Basin                         35%
Canada                                 2%

Source: Morgan Stanley Capital International, December 1994. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

    This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


                                    [GRAPH]


--------------------

Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1994. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

    Listed below are the names of the Prudential Mutual Funds and the dates of the Statements of Additional Information to which this supplement relates.

                    Name of Fund                                       Statement Date
                    Prudential Allocation Fund                         September 29, 1994
                       Strategy Portfolio
                       Conservatively Managed Portfolio
                    Prudential Equity Fund, Inc.                       February 28, 1995
                    Prudential Equity Income Fund                      December 30, 1994
                    Prudential Europe Growth Fund, Inc.                June 30, 1995
                    Prudential Global Fund, Inc.                       January 3, 1995
                    Prudential Growth Opportunity Fund, Inc.           February 1, 1995
                    Prudential Multi-Sector Fund, Inc.                 June 30, 1995
                    Prudential Pacific Growth Fund, Inc.               January 3, 1995
                    Prudential Utility Fund, Inc.                      March 1, 1995

                            Prudential Mutual Funds
                      Supplement dated September 29, 1995

The following information supplements the Statement of Additional Information of each of the Funds listed below.

MANAGER

    Prudential Mutual Fund Management, Inc. (PMF or the Manager) serves as the manager of all of the investment companies that comprise the Prudential Mutual Funds. As of August 31, 1995, assets of the Prudential Mutual Funds were approximately $50 billion. The Prudential Investment Corporation (PIC) serves as the investment adviser for each of the Funds listed below. The unit of PIC which provides investment advisory services to the Funds is known as Prudential Mutual Fund Investment Management.

    Based on data for the year ended December 31, 1994 for the Prudential Mutual Funds, on an average day, there are approximately $80 million in common stock transactions, over $100 million in bond transactions and over $4.1 billion in money market transactions. In 1994, the Prudential Mutual Funds effected more than 57,000 trades in money market securities and held on average $21 billion of money market securities. Based on complex-wide data for the year ended December 31, 1994, on an average day, 7,168 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls and approximately 1.1 million fund transactions.

    PMF is a subsidiary of The Prudential Insurance Company of America (Prudential), one of the largest diversified financial services institutions in the world. For the year ended December 31, 1994, Prudential through its subsidiaries provided financial services to more than 50 million people worldwide --more than one of every five people in the United States. As of December 31, 1994, Prudential through its subsidiaries provided automobile insurance for more than 1.8 million cars and insured more than 1.5 million homes. For the year ended December 31, 1994, The Prudential Bank, a subsidiary of Prudential, served 940,000 customers in 50 states providing credit card services and loans totaling more than $1.2 billion. Assets held by Prudential Securities Incorporated (PSI) for its clients totaled approximately $150 billion at December 31, 1994. During 1994, over 28,000 new customer accounts were opened each month at PSI. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.

                                                                          (over)

    Listed below are the names of the Prudential Mutual Funds and the dates of the Statements of Additional Information to which this supplement relates.

          Name of Fund                                                                    Statement Date
Prudential Allocation Fund                                                                September 29, 1995
  Strategy Portfolio
  Balanced Portfolio
Prudential California Municipal Fund
  California Income Series                                                                December 30, 1994
  California Series                                                                       December 30, 1994
Prudential Diversified Bond Fund, Inc.                                                    January 3, 1995
Prudential Equity Fund, Inc.                                                              February 28, 1995
Prudential Equity Income Fund                                                             December 30, 1994
Prudential Europe Growth Fund, Inc.                                                       June 30, 1995
Prudential Global Fund, Inc.                                                              January 3, 1995
Prudential Global Genesis Fund, Inc.                                                      July 31, 1995
Prudential Global Natural Resources Fund, Inc.                                            July 31, 1995
Prudential Government Income Fund, Inc.                                                   May 1, 1995
Prudential Government Securities Trust
  Short-Intermediate Term Series                                                          August 1, 1995
Prudential Growth Opportunity Fund, Inc.                                                  February 1, 1995
Prudential High Yield Fund, Inc.                                                          February 28, 1995
Prudential Intermediate Global Income Fund, Inc.                                          March 2, 1995
Prudential Mortgage Income Fund, Inc.                                                     August 25, 1995
Prudential Multi-Sector Fund, Inc.                                                        June 30, 1995
Prudential Municipal Bond Fund                                                            June 30, 1995
  Insured Series
  High Yield Series
  Intermediate Series
Prudential Municipal Series Fund
  Arizona Series                                                                          December 30, 1994
  Florida Series                                                                          December 30, 1994
  Georgia Series                                                                          December 30, 1994
  Hawaii Income Series                                                                    March 30, 1995
  Maryland Series                                                                         December 30, 1994
  Massachusetts Series                                                                    December 30, 1994
  Michigan Series                                                                         December 30, 1994
  Minnesota Series                                                                        December 30, 1994
  New Jersey Series                                                                       December 30, 1994
  New York Series                                                                         December 30, 1994
  North Carolina Series                                                                   December 30, 1994
  Ohio Series                                                                             December 30, 1994
  Pennsylvania Series                                                                     December 30, 1994
Prudential National Municipals Fund, Inc.                                                 February 28, 1995
Prudential Pacific Growth Fund, Inc.                                                      January 3, 1995
Prudential Short Term Global Income Fund, Inc.
  Global Assets Portfolio                                                                 January 3, 1995
  Short-Term Global Income Portfolio                                                      January 3, 1995
Prudential Structured Maturity Fund, Inc.                                                 March 1, 1995
  Income Portfolio
Prudential U. S. Government Fund                                                          January 3, 1995
Prudential Utility Fund, Inc.                                                             March 1, 1995

                                     PART C
                                OTHER INFORMATION


Item 24. Financial Statements and Exhibits.

     (a)  Financial Statements:

     (1) Financial Statements included in the Prospectus constituting Part A of this Registration Statement:

     Financial Highlights.


     (2)   Financial   Statements   included  in  the  Statement  of  Additional
     Information constituting Part B of this Registration Statement:

     Portfolio  of   Investments   at  December  31,  1994  and  June  30,  1995
     (unaudited).

     Statement of Assets and Liabilities at December 31, 1994 and June 30, 1995 (unaudited).

     Statement of Operations for the Year Ended December 31, 1994 and six months ended June 30, 1995 (unaudited).

     Statement of Changes in Net Assets for the Year Ended December 31, 1994 and six months ended June 30, 1995 (unaudited).

     Notes to Financial Statements.

     Financial Highlights for the Five Years Ended December 31, 1994 and six months ended June 30, 1995 (unaudited).


     Report of Independent Accountants.


(b)
     Exhibits:



     1. (a) Articles of Amendment to Articles of Incorporation, incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.



     (b) Articles of Restatement, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

     2. (a) By-Laws, incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.



     4. (a) Specimen Stock Certificate issued by the Registrant, incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 2-72097) filed on March 1, 1988.

     (b) Specimen Stock Certificate for Class A shares, incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A (File No. 2-72097) filed on April 30, 1990.

     (c)  Instruments defining rights of shareholders.


     5. (a) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation, incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 2-72097) filed on March 1, 1988.



     (b) Amended Management Agreement. Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.


     6. (a)(i) Underwriting Agreement, incorporated by reference to Exhibit 6(a)(i) to the Registration Statement on Form N-1A (File No. 2-72097) filed on May 1, 1981.

     (ii)  Selected  Dealers  Agreement  (Initial  Offering),   incorporated  by
     reference to Exhibit 6(a)(ii) to the Registration Statement on Form N-1A (File No. 2-72097) filed on May 1, 1981.

     (iii) Selected Dealers Agreement (Continuous Offering), incorporated by reference to Exhibit 6(b)(ii) to the Registration Statement on Form N-1A (File No. 2-72097) filed on May 1, 1981.



     (b) Distribution Agreement for Class A shares, incorporated by reference to
     Exhibit 6(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

     (c) Distribution Agreement for Class B shares, incorporated by reference to
     Exhibit 6(c) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

     (d) Distribution Agreement for Class C shares, incorporated by reference to
     Exhibit 6(d) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

     (e) Form of Distribution and Service Agreement for Class Z shares.*

     8. (a) Custodian Agreement between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit 8 to the Registration Statement on Form N-1A (File No. 2-72097) filed on May 1, 1981.

     (b) Joint Custody Agreement between the Registrant and State Street Bank & Trust, incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A (File No. 2-72097) filed on April 30, 1991.

     9. Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 2-72097) filed on March 1, 1988.

     10. (a)  Opinion of  Sullivan &  Cromwell,  incorporated  by  reference  to
     Exhibit 10 to the Registration Statement on Form N-1A (File No. 2-72097) filed on May 1, 1981.

     (b) Opinion of Counsel, incorporated by reference to Exhibit 10(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

     11. Consent of Independent Accountants.*

     13. Purchase Agreement, incorporated by reference to Exhibit 13 to the Registration Statement on Form N-1A (File No. 2-72097) filed on May 1, 1981.

     15. (a) Distribution and Service Plan for Class A shares, incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

     (b) Distribution and Service Plan for Class B shares, incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

     (c) Distribution and Service Plan for Class C shares, incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

     16. (a) Calculation of Performance Information for Class B shares, incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 2-72097) filed on March 1, 1988.

     (b) Schedule of Computation of Performance Quotations relating to Average Annual Total Return for Class A shares, incorporated by reference to
     Exhibit 16(b) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A (File No. 2-72097) filed on April 30, 1991.

     (c) Schedule of Computation of Performance Quotations relating to Aggregate Total Return for Class A and ClassB shares, incorporated by reference to
     Exhibit 16(c) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 2-72097) filed on February 25, 1993.

     18. Rule 18f-3 Plan.*


     27. Financial Data Schedules.*



Other Exhibits
  Power of Attorney for:

      Robert R. Fortune**
      Delayne Dedrick Gold**
      Harry A. Jacobs, Jr.**
      Thomas A. Owens, Jr.**
      Merle T. Welshans**

----------------
 *Filed herewith.
**Incorporated by reference to  Post-Effective  Amendment No. 12 to Registration
  Statement on Form N-1A (File No. 2-72097) filed on November 3, 1989.

Item 25. Persons Controlled by or under Common Control with Registrant.

None.

Item 26. Number of Holders of Securities.


    As of October 13, 1995 there were 183,516, 275,015, and 372 record holders of Class A, Class B and Class C common stock, $.01 par value per share, of the Registrant, respectively.


Item 27. Indemnification.

    As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940 (the 1940 Act) and pursuant to Article VI of the Fund's By-Laws (Exhibit 2 to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.
Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of each Distribution Agreement (Exhibits 6(b),
(c) and (d) to the Registration Statement), each Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

    The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

    Section 9 of the amended Management Agreement (Exhibit 5(d) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 5(b) to the Registration Statement) limit the liability of Prudential Mutual Fund Management, Inc. (PMF) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

    The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.


Item 28. Business and other Connections of Investment Adviser

    (i) Prudential Mutual Fund Management, Inc. (PMF)

    See "How the Fund Is Managed-Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.

    The business and other connections of the officers of PMF are listed in Schedules A and D of Form ADV of PMF as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104, filed on March 30, 1994).

    The business and other connections of PMF's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is One Seaport Plaza, New York, NY 10292.



Name and Address         Position with PMF                                  Principal Occupations
----------------         -----------------                                  ---------------------


Brendan D. Boyle         Executive Vice             Executive Vice President, Director of Marketing and Director, PMF;
                         President,                    Senior Vice President, Prudential Securities Incorporated
                         Director of                   (Prudential Securities); Chairman and Director of Prudential
                         Marketing and                 Mutual Fund Distributors, Inc. (PMFD)
                         Director


Stephen P. Fisher        Senior Vice President      Senior Vice President, PMF; Senior Vice President, Prudential
                                                       Securities; Vice President, PMFD

Frank W. Giordano        Executive Vice             Executive Vice President, General Counsel, Secretary and Director,
                         President, General            PMF and PMFD; Senior Vice President, Prudential Securities;
                         Counsel,                      Director, PMFD; Director, Prudential Mutual Fund Services, Inc. (PMFS)
                         Secretary and
                         Director

Robert F. Gunia          Executive Vice             Executive Vice President, Chief Financial and Administrative Officer,
                         President, Chief              Treasurer and Director, PMF; Senior Vice  President, Prudential
                         Financial and                 Securities; Executive Vice President, Chief Financial Officer,
                         Administrative                Treasurer and Director, PMFD; Director, PMFS
                         Officer,
                         Treasurer and Director



Theresa A. Hamacher      Director                   Director, PMF; Vice President, Prudential; Vice President,
                                                       Prudential Investment Corporation (PIC)



Timothy J. O'Brien       Director                   President, Chief Executive Officer, Chief Operating Officer and
                                                       Director, PMFD; Chief Executive Officer and Director, PMFS;
                                                       Director, PMF




Richard A. Redeker       President, Chief           President, Chief Executive Officer and Director, PMF; Executive
                         Executive Officer and         Vice President, Director and Member of the Operating Committee,
                         Director                      Prudential Securities; Director, Prudential Securities Group,
                                                       Inc. (PSG); Executive Vice President, PIC; Director,  PMFD;
                                                       Director, PMFS




S. Jane Rose             Senior Vice                Senior Vice President, Senior Counsel and Assistant Secretary,
                         President, Senior             PMF; Senior Vice President and Senior Counsel, Prudential
                         Counsel and                   Securities
                         Assistant Secretary


   (ii) Prudential Investment Corporation (PIC)

    See "How the Fund is Managed-Subadviser" in the Prospectus constituting Part A of this Registration Statement and "Subadviser" in the Statement of Additional Information constituting Part B of this Registration Statement.

    The business and other connections of PIC's directors and executive officers are as set forth below.Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, NJ 07101.



Name and Address         Position with PMF                                  Principal Occupations
----------------         -----------------                                  ---------------------


William M. Bethke        Senior Vice President      Senior Vice President, Prudential; Senior Vice President, PIC
Two Gateway Center
Newark, NJ 07102


John D. Brookmeyer, Jr.  Senior Vice President      Senior Vice President, Prudential; Senior Vice President and
51 JFK Parkway           and Director                 Director, PIC
Short Hills, NJ 07078


Barry M. Gillman        Director                   Director, PIC


Theresa A. Hamacher      Vice President              Vice President, Prudential; Vice President, PIC; Director, PMF


Harry E. Knapp, Jr.      President, Chairman of     President, Chairman of the Board, Chief Executive Officer and
                         the Board, Chief              Director, PIC; Vice President, Prudential
                         Executive Officer and
                         Director


William P. Link          Senior Vice President      Executive Vice President, Prudential; Senior Vice President, PIC
Four Gateway Center
Newark, NJ 07102

Richard A. Redeker       Executive Vice             President, Chief Executive Officer and Director, PMF; Executive
                         President                     Vice President, Director and Member of the Operating Committee,
                                                       Prudential Securities; Director, PSG; Executive Vice President,
                                                       PIC; Director, PMFD; Director, PMFS


Eric A. Simonson         Vice President             Vice President and  Director, PIC; Executive Vice President,
                         and Director                  Prudential


Claude J. Zinngrabe, Jr. Executive Vice President   Vice President, Prudential; Executive Vice President, PIC




Item 29. Principal Underwriters

    (a)(i) Prudential Securities


    Prudential Securities Incorporated is distributor for Prudential Government Securities Trust (Short-Intermediate Term Series), Prudential Jennison Fund, Inc., The Target Portfolio Trust, for Class B shares of Prudential Adjustable Rate Securities Fund, Inc., and for Class B and Class C shares of The BlackRock Government Income Trust, Global Utility Fund, Inc., Nicholas-Applegate Fund,
Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Allocation Fund, Prudential California Municipal Fund (California Series and California Income Series), Prudential Diversified Bond Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Global Natural Resources Fund, Inc., Prudential Government Income Fund, Inc., Prudential Growth Opportunity Fund, Inc., Prudential High Yield Fund, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund (except Connecticut Money Market Series, Massachusetts Money Market Series, New Jersey Money Market Series and New York Money Market Series), Prudential National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential U.S. Government Fund and Prudential Utility Fund, Inc.


    Prudential Securities is also a depositor for the following unit investment trusts:

          Corporate Investment Trust Fund
          Prudential Equity Trust Shares
          National Equity Trust
          Prudential Unit Trust
          Government Securities Equity Trust
          National Municipal Trust

    (ii) Prudential Mutual Fund Distributors, Inc.

    Prudential Mutual Fund Distributors, Inc. is distributor for Command Government Fund, Command Money Fund, Command Tax-Free Fund, Prudential California Municipal Fund (California Money Market Series), Prudential Government Securities Trust (Money Market Series and U.S. Treasury Money Market Series), Prudential Institutional Liquidity Portfolio, Inc., Prudential-Bache MoneyMart Assets (d/b/a Prudential MoneyMart Assets), Prudential Municipal Series Fund (Connecticut Money Market Series, Massachusetts Money Market Series, New Jersey Money Market Series and New York Money Market Series), Prudential-Bache Special Money Market Fund, Inc. (d/b/a Prudential Special Money Market Fund), Prudential-Bache Tax-Free Money Fund, Inc. (d/b/a Prudential Tax-Free Money Fund), and for Class A shares of The BlackRock

Government Income Trust, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Adjustable Rate Securities Fund, Inc., Prudential Allocation Fund, Prudential California Municipal Fund (California Income and California Series), Prudential Diversified Bond Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Global Natural Resources Fund, Inc., Prudential Government Income Fund, Inc., Prudential Growth Opportunity Fund, Inc., Prudential High Yield Fund, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential
Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund (except Connecticut Money Market Series, Massachusetts Money Market Series, New Jersey Money Market Series and New York Money Market Series), Prudential National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential U.S. Government Fund and Prudential Utility Fund, Inc.



    (b)(i) Information concerning the directors and officers of Prudential Securities Incorporated is set forth below.

                           Positions and                                        Positions and
                           Offices with                                         Offices with
Name(1)                    Underwriter                                          Registrant
------                     -----------                                          ----------

Robert Golden ...........  Executive Vice President and Director                   None
  One New York Plaza
  New York, NY

Alan D. Hogan ...........  Executive Vice President, Chief Administrative          None
                             Officer and Director

George A. Murray ........  Executive Vice President and Director                   None

Leland B. Paton .........  Executive Vice President and Director                   None
  One New York Plaza
  New York, NY

Vincent T. Pica, II .....  Executive Vice President and Director                   None
  One New York Plaza
  New York, NY

Richard A. Redeker ......  Executive Vice President and Director                   President and
                                                                                   Director

Gregory W. Scott ........  Executive Vice President, Chief Financial Officer       None
                             and Director

Hardwick Simmons ........  Chief Executive Officer, President and Director         None

Lee B. Spencer, Jr. .....  Executive Vice President,  General Counsel,             None
                             Secretary  and Director


    (ii) Prudential Mutual Fund Distributors, Inc.

Joanne Accurso-Soto .....  Vice President                                          None

Dennis N. Annarumma .....  Vice President, Assistant Treasurer and                 None
                             Assistant Comptroller

Phyllis J. Berman .......  Vice President                                          None

Brendan D. Boyle ........  Chairman and Director                                   None

Stephen P. Fisher .......  Vice President                                          None

Frank W. Giordano .......  Executive Vice President, General Counsel,              None
                             Secretary and Director

Robert F. Gunia .........  Executive Vice President, Chief Financial               Vice President
                             Officer, Treasurer and Director

Timothy J. O'Brien ......  President, Chief Executive Officer,                     None
                             Chief Operating Officer and Director

Richard A. Redeker ......  Director                                                Director and
                                                                                   President

Andrew J. Varley ........  Vice President                                          None

Anita Whelan ............  Vice President and Assistant Secretary                  None

--------------
(1)The address of each person named is One Seaport Plaza, New York, NY 10292 unless otherwise indicated.
   (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

                                      C-6

Item 30. Location of Accounts and Records


    All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, The Prudential Investment Corporation, Prudential Plaza, 745 Broad Street, Newark, New Jersey 07102 and Two Gateway Center, Newark, New Jersey, 07102, the Registrant, One Seaport Plaza, New York, New York 10292 and Prudential Mutual Fund Services, Inc., Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and
31a-1(f) will be kept at 751 Broad Street, documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at One Seaport Plaza and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services, Inc.


Item 31. Management Services

    Other than as set forth under the captions "How the Fund Is Managed-Manager" and "How the Fund Is Managed- Distributor" in the Prospectus and the captions "Manager" and "Distributor" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

Item 32. Undertakings

    The Registrant hereby undertakes to furnish each person to whom a Prospectus
is  delivered  with  a  copy  of  the  Registrant's   latest  annual  report  to
shareholders, upon request and without charge.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 25th day of October, 1995.




                                          PRUDENTIAL UTILITY FUND, INC.

                                          By:     /s/ Richard A. Redeker
                                          -----------------------------------
                                              (Richard A. Redeker, President)


    Pursuant  to  the   requirements   of  the  Securities  Act  of  1933,  this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       Signature                       Title                        Date





  /s/ Eugene S. Stark
------------------------
    Eugene S. Stark               Treasurer                   October   25, 1995


 /s/ Thomas R. Anderson
------------------------
   Thomas R. Anderson             Director                    October   25, 1995


 /s/ Robert R. Fortune
------------------------
   Robert R. Fortune              Director                    October   25, 1995


/s/ Delayne Dedrick Gold
------------------------
  Delayne Dedrick Gold            Director                    October   25, 1995


/s/ Harry A. Jacobs, Jr.
------------------------
  Harry A. Jacobs, Jr.            Director                    October   25, 1995


 /s/ Richard A. Redeker
------------------------
   Richard A. Redeker             President and Director      October   25, 1995


/s/ Thomas A. Owens, Jr.
------------------------
  Thomas A. Owens, Jr.            Director                    October   25, 1995


 /s/ Merle T. Welshans
------------------------
   Merle T. Welshans              Director                    October   25, 1995

                                  EXHIBIT INDEX

1. (a) Articles of Amendment to Articles of Incorporation, incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.


(b) Articles of Restatement, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

2. (a) By-Laws, incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.


4. (a) Specimen Stock Certificate issued by the Registrant, incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 2-72097) filed on March 1, 1988.

(b) Specimen Stock Certificate for Class A shares,  incorporated by reference to
Exhibit 4(b) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A (File No. 2-72097) filed on April 30, 1990.

(c) Instruments defining rights of shareholders.

5. (a) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation, incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 2-72097) filed on March 1, 1988.

(b) Amended Management Agreement, incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

6. (a)(i) Underwriting Agreement, incorporated by reference to Exhibit 6(a)(i) to the Registration Statement on Form N-1A (File No. 2-72097) filed on May 1, 1981.

(ii) Selected Dealers Agreement (Initial Offering), incorporated by reference to
Exhibit 6(a)(ii) to the Registration Statement on Form N-1A (File No. 2-72097) filed on May 1, 1981.

(iii)  Selected  Dealers  Agreement  (Continuous   Offering),   incorporated  by
reference to Exhibit 6(b)(ii) to the Registration Statement on Form N-1A (File No. 2-72097) filed on May 1, 1981.

(b)  Distribution  Agreement  for Class A shares,  incorporated  by reference to
Exhibit 6(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

(c)  Distribution  Agreement  for Class B shares,  incorporated  by reference to
Exhibit 6(c) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

(d)  Distribution  Agreement  for Class C shares,  incorporated  by reference to
Exhibit 6(d) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

(e) Form of Distribution and Service Agreement for Class Z shares.*

8. (a) Custodian Agreement between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit 8 to the Registration Statement on Form N-1A (File No. 2-72097) filed on May 1, 1981.

(b) Joint Custody Agreement between the Registrant and State Street Bank & Trust, incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A (File No. 2-72097) filed on April 30, 1991.

9. Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 2-72097) filed on March 1, 1988.

10. (a) Opinion of Sullivan & Cromwell, incorporated by reference to Exhibit 10 to the Registration Statement on Form N-1A (File No. 2-72097) filed on May 1, 1981.

(b)  Opinion  of  Counsel,   incorporated  by  reference  to  Exhibit  10(b)  to
Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

11. Consent of Independent Accountants.*

13. Purchase Agreement, incorporated by reference to Exhibit 13 to the Registration Statement on Form N-1A (File No. 2-72097) filed on May 1, 1981.

15.  (a)  Distribution  and  Service  Plan for Class A shares,  incorporated  by reference to Exhibit 15(a) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

(b) Distribution and Service Plan for Class B shares, incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

(c) Distribution and Service Plan for Class C shares, incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

16. (a) Calculation of Performance Information for Class B shares,  incorporated
by  reference  to  Exhibit  16  to  Post-Effective   Amendment  No.  10  to  the
Registration Statement on Form N-1A (File No. 2-72097) filed on March 1, 1988.

(b) Schedule of Computation of Performance Quotations relating to Average Annual Total Return for Class A shares, incorporated by reference to Exhibit 16(b) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A (File No. 2-72097) filed on April 30, 1991.

(c) Schedule of Computation of Performance Quotations relating to Aggregate Total Return for Class A and Class B shares, incorporated by reference to
Exhibit 16(c) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 2-72097) filed on February 25, 1993.

18. Rule 18f-3 Plan.*


27. Financial Data Schedule.*


Other Exhibits
  Power of Attorney for:

      Robert R. Fortune**
      Delayne Dedrick Gold**
      Harry A. Jacobs, Jr.**
      Thomas A. Owens, Jr.**
      Merle T. Welshans**

----------------
 *Filed herewith.
**Incorporated by reference to  Post-Effective  Amendment No. 12 to Registration
  Statement on Form N-1A (File No. 2-72097) filed on November 3, 1989.